UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number:	811-07972

Exact name of registrant as specified in charter:	Delaware Group® Adviser Funds

Address of principal executive offices:	610 Market Street
Philadelphia, PA 19106

Name and address of agent for service:	David F. Connor, Esq.
610 Market Street
Philadelphia, PA 19106

Registrant’s telephone number, including area code:	(800) 523-1918

Date of fiscal year end:	October 31

Date of reporting period:	October 31, 2020

Item 1. Reports to Stockholders

Annual report
Fixed income mutual fund
Delaware Diversified Income Fund
October 31, 2020
Beginning on or about June 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of your Fund’s shareholder reports will no longer be sent to you by mail, unless you specifically request them from the Fund or from your financial intermediary, such as a broker/dealer, bank, or insurance company. Instead, you will be notified by mail each time a report is posted on the website and provided with a link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you do not need to take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by signing up at delawarefunds.com/edelivery. If you own these shares through a financial intermediary, you may contact your financial intermediary.
You may elect to receive paper copies of all future shareholder reports free of charge. You can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by contacting us at 800 523-1918. If you own these shares through a financial intermediary, you may contact your financial intermediary to elect to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with the Delaware Funds® by Macquarie or your financial intermediary.
Carefully consider the Fund's investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Fund's prospectus and its summary prospectus, which may be obtained by visiting delawarefunds.com/literature or calling 800 523-1918. Investors should read the prospectus and the summary prospectus carefully before investing.
You can obtain shareholder reports and prospectuses online instead of in the mail.
Visit delawarefunds.com/edelivery.

Experience Delaware Funds® by Macquarie
Macquarie Investment Management (MIM) is a global asset manager with offices in the United States, Europe, Asia, and Australia. As active managers, we prioritize autonomy and accountability at the investment team level in pursuit of opportunities that matter for clients. Delaware Funds is one of the longest-standing mutual fund families, with more than 80 years in existence.
If you are interested in learning more about creating an investment plan, contact your financial advisor.
You can learn more about Delaware Funds or obtain a prospectus for Delaware Diversified Income Fund at delawarefunds.com/literature.
Manage your account online
•   Check your account balance and transactions
•  View statements and tax forms
•  Make purchases and redemptions
Visit delawarefunds.com/account-access.
Macquarie Asset Management (MAM) offers a diverse range of products including securities investment management, infrastructure and real asset management, and fund and equity-based structured products. MIM is the marketing name for certain companies comprising the asset management division of Macquarie Group. This includes the following investment advisers: Macquarie Investment Management Business Trust (MIMBT), Macquarie Funds Management Hong Kong Limited, Macquarie Investment Management Austria Kapitalanlage AG, Macquarie Investment Management Global Limited, Macquarie Investment Management Europe Limited, and Macquarie Investment Management Europe S.A.
The Fund is distributed by Delaware Distributors, L.P. (DDLP), an affiliate of MIMBT and Macquarie Group Limited.
Other than Macquarie Bank Limited (MBL), none of the entities noted are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of MBL. MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise.
The Fund is governed by US laws and regulations.
Unless otherwise noted, views expressed herein are current as of October 31, 2020, and subject to change for events occurring after such date.
The Fund is not FDIC insured and is not guaranteed. It is possible to lose the principal amount invested.
Advisory services provided by Delaware Management Company, a series of MIMBT, a US registered investment advisor.
All third-party marks cited are the property of their respective owners.
© 2020 Macquarie Management Holdings, Inc.

Portfolio management review
Delaware Diversified Income Fund	November 10, 2020 (Unaudited)
Performance preview (for the year ended October 31, 2020)
Delaware Diversified Income Fund (Institutional Class shares)	1-year return	+7.52%
Delaware Diversified Income Fund (Class A shares)	1-year return	+7.37%
Bloomberg Barclays US Aggregate Index (benchmark)	1-year return	+6.19%
Past performance does not guarantee future results.
For complete, annualized performance for Delaware Diversified Income Fund, please see the table on page 4.
Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Institutional Class shares pay no distribution and service fee.
The performance of Class A shares excludes the applicable sales charge. The performance of both Institutional Class shares and Class A shares reflects the reinvestment of all distributions.
Please see page 7 for a description of the index. Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.
Investment objective
The Fund seeks maximum long-term total return, consistent with reasonable risk.
Market review
In a difficult year, higher-beta (more volatile) fixed income assets, such as high yield bonds and emerging market bonds, alternately outperformed and trailed the broad fixed income market. Overall, despite the benefit of the US Federal Reserve’s aggressive stimulus measures introduced in March, these riskier assets underperformed the Bloomberg Barclays US Aggregate Index for the 12-month period ended October 31, 2020.
Shortly before the Fund’s fiscal year began, in the summer of 2019, the Fed reversed its monetary policy in response to slowing global growth and a yield-curve inversion. After adhering to a monetary tightening cycle since 2015 and gradually normalized interest rates, the Federal Open Market Committee reverted to monetary easing with three 0.25-percentage-point rate cuts from late July through October. The reductions provided capital markets with greater confidence that central bank support could stabilize the economy, and created a strong tailwind for risk assets, which generally performed well through year-end 2019 and into early 2020.
The economic backdrop reversed in February and March when it became clear that widespread
Key contributors to Fund performance included:
•	timely shifts in exposure to risk and positive yield-curve management
•	increased exposure to higher-risk, higher-return segments
•	an overweight to and positive security selection in BBB-related credits.
Key detractors from Fund performance included:
•	exposure to high yield and emerging market bonds
•	exposure to Republic of Ecuador bonds
•	an overweight to commercial mortgage-backed securities (CMBS).

Portfolio management review
Delaware Diversified Income Fund
strong lockdown measures would be needed to control the spread of the global coronavirus pandemic. A market meltdown in early March was halted by rapid and aggressive fiscal stimulus measures and liquidity support from the Fed and other central banks. That enabled risk assets to rally strongly from late-March lows through the end of the fiscal year.
Within the Fund
For the fiscal year ended October 31, 2020, Delaware Diversified Income Fund outperformed its benchmark, the Bloomberg Barclays US Aggregate Index. The Fund’s Institutional Class shares gained 7.52%. The Fund’s Class A shares advanced 7.37% at net asset value and 2.51% at maximum offer price (both figures reflect all distributions reinvested). For the same period, the benchmark gained 6.19%. For complete, annualized performance of Delaware Diversified Income Fund, please see the table on page 4.
In a volatile year that included periods of both outperformance and underperformance, the
Fund outpaced its benchmark overall for the
12-month period, benefiting from timely
shifts in exposure to risk and overall positive
yield-curve management.
As calendar 2019 wound down, we increased the Fund's “capital cushion” by adding exposure to US Treasurys and mortgage-backed securities (MBS). By early 2020, the capital cushion had grown to more than 40% of the Fund's portfolio, which gave the Fund additional liquidity as markets became more volatile.
As the pandemic took hold and an economic stoppage ensued, the Fund significantly underperformed its benchmark. Nearly one-third of the Fund’s assets were in investment grade, high yield corporate, and emerging market bonds, all of which trailed the benchmark during the risk-off period. When the fiscal and monetary tide shifted in late March, however, and higher-risk sectors rallied, the Fund’s performance relative to its benchmark and peer group began to improve materially, and we began to draw down the capital cushion. By the end of the second quarter of 2020, we had reduced this allocation from 40% to about 25% by redeploying capital into investment grade corporate credit as well as high yield and emerging markets, the Fund’s structural
“plus” component.
This more aggressive positioning as the economy and capital markets recovered was a key contributor to the Fund’s performance. We increased the Fund’s exposure to these higher-risk, higher-return segments to levels exceeding our earlier exposure. That strong tailwind carried the Fund through the rest of the fiscal year.
Elsewhere, yield-curve management was an important contributor to overall performance as the Fund’s portfolio was positioned for a steepening yield curve.
An overweight to – and good security selection within – BBB-rated bonds helped the Fund’s relative performance during the fiscal year. Within this credit tier, energy performed well, in large part driven by security selection. One energy holding, Noble Energy Inc., was purchased by Chevron Corp., a company with much higher credit quality. Noble rallied materially during the summer. Selling into strength, the Fund ended the year with a small position, down significantly from its exposure at the time of the merger.
The Fund also held coronavirus-related names, where volatility presented opportunities for us to add to the structural-plus components of the Fund’s portfolio, including companies affected by COVID-19 that were seeking liquidity. One example is Delta Air Lines Inc. We found value in Delta’s first-lien (secured) bonds, which the Fund still owns. Home improvement chain Lowe’s Companies Inc. also needed to source liquidity, and it continues to be a core holding for the Fund.

Positive security selection within agency MBS also contributed to the Fund’s returns.
In terms of what didn’t work, relative to the benchmark, high yield bonds and emerging market bonds detracted from returns. Among emerging market bonds, the Fund had exposure to Aerovias de Mexico SA de CV, which filed for voluntary Chapter 11 restructuring in the second quarter of 2020. It was hurt as coronavirus-related travel restrictions and fear of the virus drove down passenger volumes significantly. However, the Fund participated in financing after the
Chapter 11 filing, and the Fund maintains exposure to the name from a secured position.
The Fund’s exposure to Republic of Ecuador bonds detracted from performance. Ecuador experienced deteriorating credit fundamentals as COVID-19 took hold. Compounding that, oil experienced a significant price shock in the early spring. The Fund continues to hold a small position in Republic of Ecuador bonds ahead of the country’s 2021 elections.
Offsetting solid security selection within agency MBS, exposure to certain nonagency MBS and an overweight to CMBS detracted from performance.
The backdrop for risk has continued to evolve along with the political landscape and the challenges posed by the virus. We still believe there is risk of a policy mistake, particularly on the fiscal side, heading into 2021. Central banks have appeared willing to do all they can to support economies. The US election risk is largely behind us, but uncertainty remains regarding the transition to a new administration. With a likely continuation of split government, markets have responded favorably to the possibility of moderate legislative policies.
As central bank support has helped tighten spreads and push up asset prices across the board, we may consider increasing the Fund’s capital cushion slightly once again. But overall, we remain comfortable with the Fund’s risk profile.
In this low rate environment, income is an important component of fixed income total returns. As we move into 2021, we continue to seek opportunities to find smart yield (yield with attractive risk-adjusted characteristics). We continue to search for credit issuers and securitized structures that we believe can survive these uncertain times.
We have positioned the Fund to out-yield its benchmark by carrying an overweight to spread product through investment grade corporate credit, CMBS, and structural plus sectors such as high yield and emerging market bonds. For now, we don’t anticipate a major shift in the Fund’s asset allocation.
The Fund used derivatives during the fiscal year, primarily for risk management purposes, including the use of interest rate futures to manage yield-curve risk and broader portfolio risks, and interest rate options to protect against large changes in interest rates. The Fund used currency forwards to hedge non-US dollar risk back to US dollars. The Fund also used foreign exchange (FX) forwards to gain access to a given currency, though we generally do this more directly through the bond market. Overall, these derivatives had a positive effect that was generally not material to the Fund’s performance (that is, it amounted to less than 0.50 percentage points during the fiscal year).

Performance summary
Delaware Diversified Income Fund	October 31, 2020 (Unaudited)
The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 800 523-1918 or visiting delawarefunds.com/performance.
Fund and benchmark performance[1,2]	Average annual total returns through October 31, 2020
	1 year	5 year	10 year	Lifetime
Class A (Est. December 29, 1997)
Excluding sales charge	+7.37%	+4.54%	+3.84%	+6.46%
Including sales charge	+2.51%	+3.59%	+3.36%	+6.25%
Class C (Est. October 28, 2002)
Excluding sales charge	+6.45%	+3.74%	+3.06%	+5.25%
Including sales charge	+5.45%	+3.74%	+3.06%	+5.25%
Class R (Est. June 2, 2003)
Excluding sales charge	+6.99%	+4.28%	+3.58%	+5.17%
Including sales charge	+6.99%	+4.28%	+3.58%	+5.17%
Institutional Class (Est. October 28, 2002)
Excluding sales charge	+7.52%	+4.80%	+4.10%	+6.30%
Including sales charge	+7.52%	+4.80%	+4.10%	+6.30%
Class R6 (Est. May 2, 2016)
Excluding sales charge	+7.61%	—	—	+4.99%
Including sales charge	+7.61%	—	—	+4.99%
Bloomberg Barclays US Aggregate Index	+6.19%	+4.08%	+3.55%	+4.40%*
*The benchmark lifetime return is for Institutional Class share comparison only and is calculated using the last business day in the month of the Fund’s Institutional Class inception date.
1 Returns reflect the reinvestment of all distributions and are presented both with and without the applicable sales charges described below. Returns do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.
Expense limitations were in effect for certain classes during some or all of the periods shown in the “Fund and benchmark performance” table. Expenses for each class are listed on the “Fund expense ratios” table on page 6. Performance would have been lower had expense limitations not been in effect.
Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Institutional Class shares pay no distribution and service
(12b-1) fee.
Class A shares are sold with a maximum front-end sales charge of 4.50%, and have an annual
12b-1 fee of 0.25% of average daily net assets. Performance for Class A shares, excluding sales charges, assumes that no front-end sales charge applied.
Class C shares are sold with a contingent deferred sales charge of 1.00% if redeemed during the first

12 months. They are also subject to an annual 12b-1 fee of 1.00% of average daily net assets. Performance for Class C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or that the investment was not redeemed.
Class R shares are available only for certain retirement plan products. They are sold without a sales charge and have an annual 12b-1 fee of 0.50% of average daily net assets.
Class R6 shares are available only to certain investors. In addition, Class R6 shares do not pay any service fees, sub-accounting fees, and/or sub-transfer agency fees to any brokers, dealers, or other financial intermediaries. Class R6 shares pay no 12b-1 fee.
Fixed income securities and bond funds can lose value, and investors can lose principal, as interest rates rise. They also may be affected by economic conditions that hinder an issuer’s ability to make interest and principal payments on its debt.
The Fund may also be subject to prepayment risk, the risk that the principal of a bond that is held by a portfolio will be prepaid prior to maturity, at the time when interest rates are lower than what the bond was paying. A portfolio may then have to reinvest that money at a lower interest rate.
High yielding, non-investment-grade bonds (junk bonds) involve higher risk than investment grade bonds.
The high yield secondary market is particularly susceptible to liquidity problems when institutional investors, such as mutual funds and certain other financial institutions, temporarily stop buying bonds for regulatory, financial, or other reasons. In addition, a less liquid secondary market makes it more difficult for the Fund to obtain precise valuations of the high yield securities in its portfolio.
The Fund may invest in derivatives, which may involve additional expenses and are subject to risk, including the risk that an underlying security or securities index moves in the opposite direction from what the portfolio manager anticipated. A derivatives transaction depends upon the counterparties’ ability to fulfill their contractual obligations.
If and when the Fund invests in forward foreign currency contracts or uses other investments to hedge against currency risks, the Fund
will be subject to special risks, including counterparty risk.
The Fund may experience portfolio turnover in excess of 100%, which could result in higher transaction costs and tax liability.
International investments entail risks including fluctuation in currency values, differences in accounting principles, or economic or political instability. Investing in emerging markets can be riskier than investing in established foreign markets due to increased volatility, lower trading volume, and higher risk of market closures. In many emerging markets, there is substantially less publicly available information and the available information may be incomplete or misleading. Legal claims are generally more difficult to pursue.
IBOR risk is the risk that changes related to the use of the London interbank offered rate (LIBOR) or similar rates (such as EONIA) could have adverse impacts on financial instruments that reference these rates. The potential abandonment of these rates and transition to alternative rates could affect the value and liquidity of instruments that reference them and could affect investment strategy performance.
The disruptions caused by natural disasters, pandemics, or similar events could prevent the Fund from executing advantageous investment decisions in a timely manner and could negatively impact the Fund’s ability to achieve its investment objective and the value of the Fund’s investments.

Performance summary
Delaware Diversified Income Fund
2The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the following “Fund expense ratios” table. Delaware Management Company has agreed to reimburse certain expenses and/or waive certain fees in order to prevent total annual fund operating expenses (excluding any 12b-1 fees, acquired fund fees and expenses, taxes, interest, short sale dividend and interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations (collectively, nonroutine expenses)) from exceeding 0.45% of the Fund’s average daily net assets for all share classes other than Class R6, and 0.36% of the Fund's Class R6 shares' average daily net assets, from November 1, 2019 to October 31, 2020.* Please see the most recent prospectus and any applicable supplement(s) for additional information on these fee waivers and/or reimbursements. Please see the “Financial highlights” section in this report for the most recent expense ratios.
Fund expense ratios	Class A	Class C	Class R	Institutional Class	Class R6
Total annual operating expenses (without fee waivers)	0.88%	1.63%	1.13%	0.63%	0.54%
Net expenses (including fee waivers, if any)	0.70%	1.45%	0.95%	0.45%	0.36%
Type of waiver	Contractual	Contractual	Contractual	Contractual	Contractual
*The aggregate contractual waiver period covering this report is from April 1, 2019 through
March 1, 2021.

Performance of a $10,000 investment1
Average annual total returns from October 31, 2010 through October 31, 2020
For period beginning October 31, 2010 through October 31, 2020	Starting value	Ending value
Delaware Diversified Income Fund — Institutional Class shares	$10,000	$14,941
Bloomberg Barclays US Aggregate Index	$10,000	$14,177
Delaware Diversified Income Fund — Class A shares	$9,550	$13,919
1The “Performance of a $10,000 investment” graph assumes $10,000 invested in Institutional Class and Class A shares of the Fund on October 31, 2010, and includes the effect of a 4.50% front-end sales charge (for Class A shares) and the reinvestment of all distributions. The graph does not reflect the deduction of taxes the shareholders would pay on Fund distributions or redemptions of Fund shares. Expense limitations were in effect for some or all of the periods shown. Performance would have been lower had expense limitations not been in effect. Expenses are listed in the “Fund expense ratios” table on page 6. Please note additional details on pages 4 through 8.
The graph also assumes $10,000 invested in the Bloomberg Barclays US Aggregate Index as of October 31, 2010. The Bloomberg Barclays US Aggregate Index is a broad composite that tracks the investment grade domestic bond market.
Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index. Past performance is not a guarantee of future results.
Performance of other Fund classes will vary due to different charges and expenses.

Performance summary
Delaware Diversified Income Fund
	Nasdaq symbols	CUSIPs
Class A	DPDFX	246248744
Class C	DPCFX	246248595
Class R	DPRFX	246248553
Institutional Class	DPFFX	246248587
Class R6	DPZRX	245917612

Disclosure of Fund expenses
For the six-month period from May 1, 2020 to October 31, 2020 (Unaudited)
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs
(in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period from May 1, 2020 to October 31, 2020.
Actual expenses
The first section of the table shown, “Actual Fund return,” provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical example for comparison purposes
The second section of the tables shown, “Hypothetical 5% return,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The Fund's expenses shown in the table reflect fee waivers in effect and assume reinvestment of all dividends and distributions.

Disclosure of Fund expenses
For the six-month period from May 1, 2020 to October 31, 2020 (Unaudited)
Delaware Diversified Income Fund
Expense analysis of an investment of $1,000
	Beginning Account Value 5/1/20	Ending Account Value 10/31/20	Annualized Expense Ratio	Expenses Paid During Period 5/1/20 to 10/31/20*
Actual Fund return†
Class A	$1,000.00	$1,054.00	0.69%	$3.56
Class C	1,000.00	1,050.10	1.44%	7.42
Class R	1,000.00	1,052.70	0.94%	4.85
Institutional Class	1,000.00	1,055.30	0.44%	2.27
Class R6	1,000.00	1,055.70	0.36%	1.86
Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,021.67	0.69%	$3.51
Class C	1,000.00	1,017.90	1.44%	7.30
Class R	1,000.00	1,020.41	0.94%	4.77
Institutional Class	1,000.00	1,022.92	0.44%	2.24
Class R6	1,000.00	1,023.33	0.36%	1.83
*“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).
†Because actual returns reflect only the most recent six-month period, the returns shown may differ significantly from fiscal year returns.
In addition to the Fund's expenses reflected above, the Fund also indirectly bears its portion of the fees and expenses of the investment companies (Underlying Funds) in which it invests. The table above does not reflect the expenses of the Underlying Funds.

Security type / sector allocation
Delaware Diversified Income Fund	As of October 31, 2020 (Unaudited)
Sector designations may be different than the sector designations presented in other Fund materials. The sector designations may represent the investment manager’s internal sector classifications.
Security type / sector	Percentage of net assets
Agency Asset-Backed Securities	0.00%
Agency Collateralized Mortgage Obligations	1.36%
Agency Commercial Mortgage-Backed Securities	0.57%
Agency Mortgage-Backed Securities	9.93%
Collateralized Debt Obligations	2.01%
Corporate Bonds	51.65%
Banking	8.45%
Basic Industry	4.75%
Brokerage	0.53%
Capital Goods	3.22%
Communications	7.57%
Consumer Cyclical	3.09%
Consumer Non-Cyclical	6.08%
Electric	4.50%
Energy	6.98%
Finance Companies	0.94%
Insurance	1.41%
Natural Gas	0.08%
Real Estate	0.14%
REITs	0.04%
Technology	2.35%

Security type / sector allocation
Delaware Diversified Income Fund
Security type / sector	Percentage of net assets
Transportation	1.40%
Utilities	0.12%
Municipal Bonds	0.03%
Non-Agency Asset-Backed Securities	1.96%
Non-Agency Collateralized Mortgage Obligations	2.45%
Non-Agency Commercial Mortgage-Backed Securities	8.03%
Loan Agreements	5.07%
Sovereign Bonds	2.45%
Supranational Banks	0.10%
US Treasury Obligations	11.77%
Common Stock	0.00%
Preferred Stock	0.10%
Short-Term Investments	2.54%
Securities Lending Collateral	1.39%
Total Value of Securities	101.41%
Obligation to Return Securities Lending Collateral	(1.39%)
Liabilities Net of Receivables and Other Assets	(0.02%)
Total Net Assets	100.00%

Schedule of investments
Delaware Diversified Income Fund	October 31, 2020
	Principal amount°	Value (US $)
Agency Asset-Backed Securities — 0.00%
Fannie Mae REMIC Trust
Series 2001-W2 AS5 6.473% 10/25/31 φ	9	$9
Series 2002-W11 AV1 0.472% (LIBOR01M + 0.34%, Floor 0.17%) 11/25/32 •	2,310	2,263
Total Agency Asset-Backed Securities (cost $2,306)		2,272

Agency Collateralized Mortgage Obligations — 1.36%
Fannie Mae Connecticut Avenue Securities
Series 2017-C04 2M2 2.999% (LIBOR01M + 2.85%) 11/25/29 •	1,401,888	1,400,326
Series 2018-C02 2M2 2.349% (LIBOR01M + 2.20%, Floor 2.20%) 8/25/30 •	1,718,652	1,667,998
Series 2018-C03 1M2 2.299% (LIBOR01M + 2.15%, Floor 2.15%) 10/25/30 •	2,249,413	2,195,684
Series 2018-C05 1M2 2.499% (LIBOR01M + 2.35%, Floor 2.35%) 1/25/31 •	1,804,178	1,761,186
Fannie Mae Grantor Trust
Series 1999-T2 A1 7.50% (LIBOR03M + 0.89%) 1/19/39 •	5,441	5,935
Series 2002-T19 A1 6.50% 7/25/42	57,115	68,936
Series 2004-T1 1A2 6.50% 1/25/44	16,859	19,847
Fannie Mae REMIC Trust
Series 2002-W6 2A 7.50% 6/25/42 •	14,074	16,189
Series 2003-W1 2A 5.691% 12/25/42 •	8,146	9,104
Series 2004-W11 1A2 6.50% 5/25/44	150,861	178,638
Fannie Mae REMICs
Series 2013-44 Z 3.00% 5/25/43	184,426	183,717
Series 2015-34 OK 0.000% 3/25/44 Ω, ^	1,892,749	1,846,705
Series 2017-40 GZ 3.50% 5/25/47	1,874,865	2,066,300
Series 2017-77 HZ 3.50% 10/25/47	2,351,189	2,490,905
Series 2017-94 CZ 3.50% 11/25/47	1,463,693	1,574,175

Freddie Mac Multifamily Structured Pass Through Certificates Series X3FX A2FX 3.00% 6/25/27 ♦	4,515,000	4,850,522
Freddie Mac REMICs Series 4676 KZ 2.50% 7/15/45	1,708,222	1,782,137
Freddie Mac Structured Agency Credit Risk Debt Notes
Series 2017-DNA1 M2 3.399% (LIBOR01M + 3.25%, Floor 3.25%) 7/25/29 •	4,354,460	4,479,113
Series 2017-DNA3 M2 2.649% (LIBOR01M + 2.50%) 3/25/30 •	1,420,000	1,435,089

Schedule of investments
Delaware Diversified Income Fund
	Principal amount°	Value (US $)

Agency Collateralized Mortgage Obligations (continued)
Freddie Mac Structured Agency Credit Risk Debt Notes
Series 2017-HQA2 M2AS 1.199% (LIBOR01M + 1.05%) 12/25/29 •	3,466,628	$3,470,351
Series 2018-HQA1 M2 2.449% (LIBOR01M + 2.30%) 9/25/30 •	2,745,154	2,684,267
Freddie Mac Structured Agency Credit Risk REMIC Trust
Series 2019-HQA4 M2 144A 2.199% (LIBOR01M + 2.05%) 11/25/49 #, •	2,822,487	2,801,766
Series 2020-DNA2 M1 144A 0.899% (LIBOR01M + 0.75%, Floor 0.75%) 2/25/50 #, •	273,966	273,439
Series 2020-DNA2 M2 144A 1.999% (LIBOR01M + 1.85%, Floor 1.85%) 2/25/50 #, •	1,500,000	1,467,495
Series 2020-HQA2 M2 144A 3.249% (LIBOR01M + 3.10%) 3/25/50 #, •	4,000,000	3,932,350
Freddie Mac Structured Pass Through Certificates
Series T-54 2A 6.50% 2/25/43 ♦	14,863	18,077
Series T-58 2A 6.50% 9/25/43 ♦	268,023	311,502
GNMA
Series 2013-113 LY 3.00% 5/20/43	862,000	933,995
Series 2013-182 CZ 2.50% 12/20/43	1,699,656	1,755,702
Series 2017-34 DY 3.50% 3/20/47	1,103,995	1,226,496
Series 2017-52 LE 3.00% 1/16/47	19,000	20,941
Series 2017-130 YJ 2.50% 8/20/47	1,210,000	1,307,555
Series 2018-34 TY 3.50% 3/20/48	827,000	891,881
Total Agency Collateralized Mortgage Obligations (cost $47,018,201)		49,128,323

Agency Commercial Mortgage-Backed Securities — 0.57%
FREMF Mortgage Trust
Series 2011-K15 B 144A 4.961% 8/25/44 #, •	485,000	497,282
Series 2012-K22 B 144A 3.685% 8/25/45 #, •	4,410,000	4,624,468
Series 2013-K25 C 144A 3.619% 11/25/45 #, •	2,800,000	2,897,919
Series 2014-K37 B 144A 4.56% 1/25/47 #, •	4,550,000	5,015,631
Series 2014-K717 B 144A 3.63% 11/25/47 #, •	1,925,000	1,958,343
Series 2014-K717 C 144A 3.63% 11/25/47 #, •	650,000	658,157
Series 2015-K44 B 144A 3.68% 1/25/48 #, •	1,000,000	1,076,774
Series 2016-K53 B 144A 4.021% 3/25/49 #, •	1,465,000	1,610,427
Series 2016-K722 B 144A 3.844% 7/25/49 #, •	2,175,000	2,287,845
Total Agency Commercial Mortgage-Backed Securities (cost $19,989,023)		20,626,846

	Principal amount°	Value (US $)

Agency Mortgage-Backed Securities — 9.93%
Fannie Mae S.F. 30 yr
3.00% 11/1/48	5,048,159	$5,289,491
3.00% 10/1/49	20,869,674	21,824,186
3.00% 12/1/49	21,022,721	22,531,612
3.00% 3/1/50	5,437,081	5,747,767
3.00% 7/1/50	15,121,054	15,816,500
3.50% 7/1/47	9,715,284	10,539,540
3.50% 12/1/47	2,930,405	3,105,836
3.50% 1/1/48	2,307,069	2,446,024
3.50% 2/1/48	8,511,540	9,302,714
3.50% 11/1/48	7,939,323	8,412,824
3.50% 1/1/50	18,726,196	19,767,769
3.50% 2/1/50	7,512,803	7,927,669
3.50% 3/1/50	7,778,770	8,434,179
4.00% 4/1/47	2,693,960	2,991,285
4.00% 10/1/48	12,235,387	13,583,204
4.50% 2/1/41	3,132,089	3,520,538
4.50% 4/1/44	322,932	370,280
4.50% 2/1/46	35,558	39,953
4.50% 5/1/46	1,385,718	1,555,728
4.50% 4/1/48	2,326,387	2,613,079
4.50% 1/1/49	19,467,124	21,532,047
4.50% 1/1/50	5,376,333	5,858,914
5.00% 7/1/49	18,414,517	20,493,094
5.50% 5/1/44	30,576,654	35,984,337
6.00% 6/1/41	6,137,709	7,260,480
6.00% 7/1/41	16,992,356	20,195,650
6.00% 1/1/42	5,010,087	5,910,724

Fannie Mae S.F. 30 yr TBA 3.00% 11/1/50	3,071,000	3,209,675
Freddie Mac S.F. 30 yr
3.00% 11/1/49	11,997,826	12,535,633
3.00% 12/1/49	4,412,516	4,656,560
3.00% 1/1/50	3,936,635	4,185,247
3.50% 11/1/48	10,385,739	11,470,909
4.00% 7/1/47	1,146,476	1,231,855
4.50% 4/1/49	5,304,882	5,846,999
4.50% 8/1/49	9,764,205	10,898,882
5.50% 6/1/41	5,017,967	5,839,537
5.50% 9/1/41	9,969,208	11,604,310

GNMA I S.F. 30 yr 3.00% 3/15/50	4,234,796	4,422,939

Schedule of investments
Delaware Diversified Income Fund
	Principal amount°	Value (US $)

Agency Mortgage-Backed Securities (continued)
GNMA II S.F. 30 yr
5.50% 5/20/37	475,723	$548,447
6.50% 6/20/39	2,541	2,907
Total Agency Mortgage-Backed Securities (cost $347,046,622)		359,509,324

Collateralized Debt Obligations — 2.01%
AMMC CLO 22 Series 2018-22A A 144A 1.245% (LIBOR03M + 1.03%, Floor 1.03%) 4/25/31 #, •	4,400,000	4,318,296
Apex Credit CLO Series 2018-1A A2 144A 1.245% (LIBOR03M + 1.03%) 4/25/31 #, •	11,200,000	10,818,595
Atlas Senior Loan Fund X Series 2018-10A A 144A 1.327% (LIBOR03M + 1.09%) 1/15/31 #, •	5,794,992	5,719,153
Black Diamond CLO Series 2017-2A A2 144A 2.435% (LIBOR03M + 1.30%, Floor 1.30%) 1/20/32 #, •	2,800,000	2,745,341
Catamaran CLO Series 2014-1A A1BR 144A 1.606% (LIBOR03M + 1.39%) 4/22/30 #, •	5,000,000	4,992,520
CFIP CLO Series 2017-1A A 144A 1.438% (LIBOR03M + 1.22%) 1/18/30 #, •	6,000,000	5,970,996
Man GLG US CLO Series 2018-1A A1R 144A 1.358% (LIBOR03M + 1.14%) 4/22/30 #, •	14,000,000	13,790,420
Mariner CLO 5 Series 2018-5A A 144A 1.325% (LIBOR03M + 1.11%, Floor 1.11%) 4/25/31 #, •	8,000,000	7,914,000
Midocean Credit CLO IX Series 2018-9A A1 144A 1.368% (LIBOR03M + 1.15%, Floor 1.15%) 7/20/31 #, •	2,000,000	1,963,100
Midocean Credit CLO VIII Series 2018-8A A1 144A 1.403% (LIBOR03M + 1.15%) 2/20/31 #, •	5,830,000	5,733,514
Sounds Point CLO IV-R Series 2013-3RA A 144A 1.368% (LIBOR03M + 1.15%, Floor 1.15%) 4/18/31 #, •	6,000,000	5,899,128
Steele Creek CLO Series 2017-1A A 144A 1.487% (LIBOR03M + 1.25%) 10/15/30 #, •	3,000,000	2,975,289
Total Collateralized Debt Obligations (cost $73,994,667)		72,840,352

	Principal amount°	Value (US $)

Corporate Bonds — 51.65%
Banking — 8.45%
Akbank T.A.S. 144A 6.80% 2/6/26 #	1,595,000	$1,549,380
Ally Financial 5.75% 11/20/25	5,970,000	6,791,768
Banco de Credito del Peru 144A 2.70% 1/11/25 #	2,215,000	2,298,173
Banco del Estado de Chile 144A 2.704% 1/9/25 #	425,000	447,582
Banco Mercantil del Norte 144A 8.375% #, μ, ψ	1,235,000	1,312,509
Banco Nacional de Panama 144A 2.50% 8/11/30 #	2,355,000	2,342,730
Banco Santander Mexico Institucion de Banca Multiple Grupo Financiero 144A 5.95% 10/1/28 #, μ	1,125,000	1,197,849
Bancolombia 3.00% 1/29/25	1,550,000	1,566,368
Bangkok Bank 144A 3.733% 9/25/34 #, μ	1,050,000	1,030,238
Banistmo 144A 4.25% 7/31/27 #	2,050,000	2,136,510
Bank Leumi Le-Israel 144A 3.275% 1/29/31 #, μ	6,240,000	6,308,016
Bank of America
1.898% 7/23/31 μ	7,870,000	7,775,166
1.922% 10/24/31 μ	2,945,000	2,912,870
2.676% 6/19/41 μ	12,230,000	12,386,838
2.831% 10/24/51 μ	990,000	981,728

Bank of China 144A 5.00% 11/13/24 #	1,640,000	1,821,983
Bank of Georgia 144A 6.00% 7/26/23 #	1,790,000	1,861,600
Bank of Montreal 1.85% 5/1/25	6,915,000	7,216,309
Bank of New York Mellon 4.70% μ, ψ	6,728,000	7,215,780
Barclays 5.20% 5/12/26	7,821,000	8,821,423
BBVA Bancomer
144A 1.875% 9/18/25 #	1,120,000	1,113,000
144A 5.125% 1/18/33 #, μ	786,000	776,372
144A 6.75% 9/30/22 #	445,000	479,599
BBVA USA
2.875% 6/29/22	5,190,000	5,371,910
3.875% 4/10/25	5,755,000	6,181,585

BDO Unibank 2.125% 1/13/26	2,085,000	2,091,632
Citizens Financial Group 5.65% μ, ψ	2,830,000	3,017,487
Credit Suisse Group
144A 2.593% 9/11/25 #, μ	2,760,000	2,895,296
144A 4.194% 4/1/31 #, μ	4,470,000	5,134,609
144A 5.25% #, μ, ψ	2,360,000	2,381,948
144A 6.25% #, μ, ψ	14,850,000	15,862,488
144A 7.25% #, μ, ψ	4,240,000	4,597,877

DBS Group Holdings 144A 4.52% 12/11/28 #, μ	1,800,000	1,963,766
Deutsche Bank
2.222% 9/18/24 μ	3,805,000	3,849,680
3.547% 9/18/31 μ	6,835,000	6,907,474

Schedule of investments
Delaware Diversified Income Fund
	Principal amount°	Value (US $)

Corporate Bonds (continued)
Banking (continued)

Emirates NBD Bank PJSC 2.625% 2/18/25	1,405,000	$1,468,014
Goldman Sachs Group
2.60% 2/7/30	2,710,000	2,861,298
3.50% 4/1/25	3,910,000	4,308,837

ICICI Bank 144A 4.00% 3/18/26 #	1,850,000	1,968,864
JPMorgan Chase & Co.
2.522% 4/22/31 μ	3,790,000	3,999,011
3.109% 4/22/41 μ	1,930,000	2,078,219
3.109% 4/22/51 μ	2,680,000	2,828,027
3.702% 5/6/30 μ	165,000	188,304
4.023% 12/5/24 μ	13,375,000	14,726,926
4.60% μ, ψ	3,435,000	3,391,204
5.00% μ, ψ	4,030,000	4,033,405
Morgan Stanley
1.463% (LIBOR03M + 1.22%) 5/8/24 •	5,850,000	5,941,689
2.188% 4/28/26 μ	8,630,000	9,048,296
3.622% 4/1/31 μ	2,510,000	2,881,444
5.00% 11/24/25	9,030,000	10,655,846

Natwest Group 8.625% μ, ψ	10,650,000	11,015,614
PNC Bank 4.05% 7/26/28	6,875,000	8,000,421
PNC Financial Services Group 2.60% 7/23/26	8,325,000	9,064,721
Popular 6.125% 9/14/23	1,195,000	1,283,460
QNB Finance
2.625% 5/12/25	2,010,000	2,094,059
3.50% 3/28/24	1,470,000	1,565,640

Shinhan Financial Group 144A 3.34% 2/5/30 #, μ	1,445,000	1,514,035
Truist Bank
2.25% 3/11/30	5,775,000	5,938,807
2.636% 9/17/29 μ	14,959,000	15,521,300

Truist Financial 4.95% μ, ψ	3,840,000	4,080,000
UBS Group
144A 1.364% 1/30/27 #, μ	1,075,000	1,072,622
144A 4.125% 9/24/25 #	8,480,000	9,652,725
6.875% μ, ψ	6,345,000	6,434,077
7.125% μ, ψ	1,405,000	1,441,003

US Bancorp 1.45% 5/12/25	4,195,000	4,327,799
USB Capital IX 3.50% (LIBOR03M + 1.02%) ψ, •	9,167,000	8,348,799
Wells Fargo & Co. 3.068% 4/30/41 μ	1,865,000	1,936,409
Woori Bank 144A 4.75% 4/30/24 #	1,525,000	1,679,788
		305,950,206

	Principal amount°	Value (US $)

Corporate Bonds (continued)
Basic Industry — 4.75%
AngloGold Ashanti Holdings 3.75% 10/1/30	1,580,000	$1,675,967
Antofagasta 144A 2.375% 10/14/30 #	3,025,000	2,987,187
Avient 144A 5.75% 5/15/25 #	4,468,000	4,708,155
Bioceanico Sovereign Certificate 144A 2.971% 6/5/34 #, ^	1,410,980	1,037,070
Braskem Netherlands Finance 144A 8.50% 1/23/81 #, μ	1,370,000	1,393,646
Chemours 7.00% 5/15/25	3,347,000	3,375,449
Corp Nacional del Cobre de Chile
144A 3.15% 1/14/30 #	6,696,000	7,123,305
144A 4.25% 7/17/42 #	400,000	447,125

CSN Islands XI 144A 6.75% 1/28/28 #	1,015,000	1,000,780
CSN Resources 144A 7.625% 4/17/26 #	410,000	421,685
Equate Petrochemical 144A 3.00% 3/3/22 #	975,000	990,171
First Quantum Minerals
144A 6.875% 10/15/27 #	955,000	951,419
144A 7.50% 4/1/25 #	6,430,000	6,466,169
Freeport-McMoRan
4.125% 3/1/28	3,410,000	3,486,725
4.25% 3/1/30	3,437,000	3,614,212
4.625% 8/1/30	1,910,000	2,042,315
5.45% 3/15/43	4,755,000	5,434,632

Fresnillo 144A 4.25% 10/2/50 #	1,605,000	1,637,100
Georgia-Pacific
144A 1.75% 9/30/25 #	2,465,000	2,563,222
144A 2.10% 4/30/27 #	1,965,000	2,046,877
144A 2.30% 4/30/30 #	4,085,000	4,276,283
8.00% 1/15/24	11,171,000	13,686,001

Gold Fields Orogen Holdings BVI 144A 6.125% 5/15/29 #	1,735,000	2,073,325
Hudbay Minerals
144A 6.125% 4/1/29 #	550,000	563,750
144A 7.625% 1/15/25 #	3,014,000	3,132,676

Indika Energy Capital IV 144A 8.25% 10/22/25 #	1,045,000	1,044,671
Inversiones CMPC 144A 3.85% 1/13/30 #	1,130,000	1,235,260
Israel Chemicals 144A 6.375% 5/31/38 #	3,717,000	4,778,570
Klabin Austria 144A 7.00% 4/3/49 #	1,615,000	1,847,964
LYB International Finance III 2.875% 5/1/25	8,342,000	8,960,205
MEGlobal Canada 144A 5.875% 5/18/30 #	985,000	1,175,978
Methanex 5.25% 12/15/29	7,265,000	7,374,710

Schedule of investments
Delaware Diversified Income Fund
	Principal amount°	Value (US $)

Corporate Bonds (continued)
Basic Industry (continued)
Metinvest
144A 7.65% 10/1/27 #	888,000	$868,944
144A 7.75% 4/23/23 #	300,000	307,746
144A 8.50% 4/23/26 #	605,000	613,379

Minera Mexico 144A 4.50% 1/26/50 #	2,150,000	2,332,965
Newmont
2.25% 10/1/30	7,180,000	7,404,183
2.80% 10/1/29	11,110,000	11,964,954

Nutrien 2.95% 5/13/30	2,995,000	3,243,141
Nutrition & Biosciences 144A 3.268% 11/15/40 #	8,745,000	9,007,026
OCP
144A 4.50% 10/22/25 #	1,791,000	1,900,106
144A 6.875% 4/25/44 #	1,515,000	1,905,052
Olin
5.00% 2/1/30	5,065,000	5,114,713
5.625% 8/1/29	1,935,000	2,002,715

Phosagro OAO Via Phosagro Bond Funding 144A 3.949% 4/24/23 #	1,005,000	1,045,828
Sasol Financing USA 5.875% 3/27/24	9,820,000	9,522,945
Sociedad Quimica y Minera de Chile 144A 3.625% 4/3/23 #	1,320,000	1,382,231
Syngenta Finance
144A 3.933% 4/23/21 #	2,540,000	2,572,834
144A 4.441% 4/24/23 #	1,360,000	1,438,673

Vale Overseas 3.75% 7/8/30	4,485,000	4,727,145
Vedanta Resources Finance II 144A 9.25% 4/23/26 #	1,340,000	841,520
		171,748,704
Brokerage — 0.53%
Banco BTG Pactual 144A 4.50% 1/10/25 #	1,365,000	1,388,887
Charles Schwab 5.375% μ, ψ	6,670,000	7,320,325
Jefferies Group
4.15% 1/23/30	2,410,000	2,747,626
6.45% 6/8/27	3,815,000	4,740,020
6.50% 1/20/43	2,455,000	3,161,083
		19,357,941
Capital Goods — 3.22%
Amphenol 2.05% 3/1/25	1,620,000	1,697,046
ARD Finance 144A PIK 6.50% 6/30/27 #, *	3,040,000	3,093,200
Ashtead Capital 144A 5.25% 8/1/26 #	1,540,000	1,634,325

	Principal amount°	Value (US $)

Corporate Bonds (continued)
Capital Goods (continued)
Boise Cascade 144A 4.875% 7/1/30 #	4,847,000	$5,190,168
Bombardier 144A 6.00% 10/15/22 #	1,175,000	1,069,984
Caterpillar
2.60% 4/9/30	6,600,000	7,153,171
3.25% 4/9/50	3,200,000	3,562,788

Cemex 144A 7.375% 6/5/27 #	1,440,000	1,587,974
Covanta Holding 5.00% 9/1/30	1,540,000	1,576,575
EnPro Industries 5.75% 10/15/26	455,000	479,370
General Electric
3.45% 5/1/27	1,775,000	1,883,298
3.625% 5/1/30	4,535,000	4,789,067
4.35% 5/1/50	6,460,000	6,839,708

GFL Environmental 144A 3.75% 8/1/25 #	1,611,000	1,614,021
Grupo Cementos de Chihuahua 144A 5.25% 6/23/24 #	1,360,000	1,412,571
L3Harris Technologies
2.90% 12/15/29	4,451,000	4,861,369
3.85% 6/15/23	2,090,000	2,258,072

Mauser Packaging Solutions Holding 144A 5.50% 4/15/24 #	6,930,000	6,942,751
Otis Worldwide
2.565% 2/15/30	15,665,000	16,682,171
3.112% 2/15/40	3,332,000	3,541,391
3.362% 2/15/50	573,000	621,343

Reynolds Group Issuer 144A 4.00% 10/15/27 #	7,370,000	7,489,763
Roper Technologies
2.35% 9/15/24	2,065,000	2,183,113
2.95% 9/15/29	7,650,000	8,369,295
Standard Industries
144A 3.375% 1/15/31 #	2,892,000	2,818,496
144A 5.00% 2/15/27 #	902,000	931,879
TransDigm
5.50% 11/15/27	3,075,000	3,003,814
144A 6.25% 3/15/26 #	2,109,000	2,201,279

Turkiye Sise ve Cam Fabrikalari 144A 6.95% 3/14/26 #	1,510,000	1,532,332
United Rentals North America 3.875% 2/15/31	4,478,000	4,531,176
WESCO Distribution 144A 7.25% 6/15/28 #	4,405,000	4,828,299
		116,379,809
Communications — 7.57%
Altice Financing 144A 5.00% 1/15/28 #	4,940,000	4,798,296

Schedule of investments
Delaware Diversified Income Fund
	Principal amount°	Value (US $)

Corporate Bonds (continued)
Communications (continued)
Altice France Holding
144A 6.00% 2/15/28 #	3,080,000	$2,959,880
144A 10.50% 5/15/27 #	4,810,000	5,312,044

American Tower 1.875% 10/15/30	8,285,000	8,170,617
American Tower Trust #1 144A 3.07% 3/15/23 #	10,235,000	10,477,408
AT&T
3.10% 2/1/43	2,180,000	2,077,136
3.50% 6/1/41	6,308,000	6,383,905
144A 3.50% 9/15/53 #	2,450,000	2,330,815
3.65% 6/1/51	2,315,000	2,276,380

C&W Senior Financing 144A 7.50% 10/15/26 #	3,832,000	4,046,190
Charter Communications Operating
3.70% 4/1/51	4,350,000	4,210,101
4.464% 7/23/22	8,590,000	9,105,999
4.80% 3/1/50	2,410,000	2,742,960
5.05% 3/30/29	9,240,000	11,018,082

Clear Channel Worldwide Holdings 9.25% 2/15/24	2,460,000	2,135,218
Comcast
3.20% 7/15/36	4,820,000	5,365,189
3.75% 4/1/40	5,160,000	6,036,826

Connect Finco 144A 6.75% 10/1/26 #	5,040,000	5,084,100
Crown Castle International
3.80% 2/15/28	1,465,000	1,643,068
5.25% 1/15/23	4,275,000	4,688,579
CSC Holdings
144A 3.375% 2/15/31 #	1,940,000	1,868,239
144A 4.625% 12/1/30 #	2,380,000	2,382,654

Digicel Group 0.5 PIK 10.00% 4/1/24 «	1,117,780	852,307
Discovery Communications
4.125% 5/15/29	11,890,000	13,558,796
5.20% 9/20/47	7,050,000	8,378,604

Frontier Communications 144A 5.875% 10/15/27 #	3,290,000	3,359,912
Gray Television 144A 4.75% 10/15/30 #	1,545,000	1,525,688
HTA Group 144A 7.00% 12/18/25 #	1,960,000	2,057,647
IHS Netherlands Holdco 144A 7.125% 3/18/25 #	1,875,000	1,903,125
Level 3 Financing 144A 3.625% 1/15/29 #	3,115,000	3,019,603
Millicom International Cellular
144A 4.50% 4/27/31 #	1,085,000	1,102,631
144A 6.25% 3/25/29 #	925,000	1,024,729

Nexstar Broadcasting 144A 4.75% 11/1/28 #	5,490,000	5,541,469

	Principal amount°	Value (US $)

Corporate Bonds (continued)
Communications (continued)

Ooredoo International Finance 144A 5.00% 10/19/25 #	790,000	$921,082
Sable International Finance 144A 5.75% 9/7/27 #	860,000	912,838
Sprint Spectrum 144A 4.738% 3/20/25 #	3,190,000	3,479,796
Telefonica Celular del Paraguay 144A 5.875% 4/15/27 #	1,370,000	1,454,598
Terrier Media Buyer 144A 8.875% 12/15/27 #	6,242,000	6,392,557
Time Warner Cable 7.30% 7/1/38	9,865,000	13,772,871
Time Warner Entertainment 8.375% 3/15/23	5,470,000	6,406,938
T-Mobile USA
144A 1.50% 2/15/26 #	2,150,000	2,168,501
144A 2.55% 2/15/31 #	1,470,000	1,497,886
144A 3.00% 2/15/41 #	3,710,000	3,620,589
144A 3.50% 4/15/25 #	2,400,000	2,631,864
144A 3.75% 4/15/27 #	3,195,000	3,563,607
144A 3.875% 4/15/30 #	8,105,000	9,114,964
6.50% 1/15/26	1,875,000	1,956,094

Turk Telekomunikasyon 144A 6.875% 2/28/25 #	1,750,000	1,788,500
Turkcell Iletisim Hizmetleri 144A 5.80% 4/11/28 #	1,925,000	1,866,134
VEON Holdings 144A 4.00% 4/9/25 #	2,057,000	2,148,773
Verizon Communications
3.15% 3/22/30	1,510,000	1,682,628
4.00% 3/22/50	900,000	1,083,325
4.50% 8/10/33	13,715,000	17,054,785
ViacomCBS
4.375% 3/15/43	8,160,000	8,808,085
4.95% 1/15/31	6,200,000	7,532,591

Vmed O2 UK Financing I 144A 4.25% 1/31/31 #	5,110,000	5,122,775
Vodafone Group
4.25% 9/17/50	3,080,000	3,544,714
4.875% 6/19/49	12,805,000	15,865,519

Zayo Group Holdings 144A 6.125% 3/1/28 #	2,065,000	2,086,621
		273,916,832
Consumer Cyclical — 3.09%
Allison Transmission 144A 5.875% 6/1/29 #	3,545,000	3,875,553
Amazon.com
1.20% 6/3/27	1,620,000	1,637,101
1.50% 6/3/30	2,335,000	2,354,229
2.50% 6/3/50	3,800,000	3,761,667

Boyd Gaming 4.75% 12/1/27	6,375,000	6,212,884
Caesars Entertainment 144A 6.25% 7/1/25 #	3,790,000	3,896,120

Schedule of investments
Delaware Diversified Income Fund
	Principal amount°	Value (US $)

Corporate Bonds (continued)
Consumer Cyclical (continued)

Ford Motor Credit 4.542% 8/1/26	12,155,000	$12,382,906
Future Retail 144A 5.60% 1/22/25 #	1,980,000	1,366,200
General Motors
5.00% 10/1/28	3,376,000	3,828,795
5.40% 10/2/23	1,830,000	2,025,322
6.125% 10/1/25	1,830,000	2,146,877
General Motors Financial
5.20% 3/20/23	3,465,000	3,761,838
5.25% 3/1/26	8,093,000	9,229,319
5.70% μ, ψ	2,095,000	2,173,562

Home Depot 3.35% 4/15/50	1,840,000	2,085,950
Hutama Karya Persero 144A 3.75% 5/11/30 #	6,876,000	7,442,468
Hyundai Capital America 144A 3.50% 11/2/26 #	1,350,000	1,445,622
JD.com 3.875% 4/29/26	1,390,000	1,543,429
JSM Global 144A 4.75% 10/20/30 #	3,900,000	3,944,850
Lowe's
1.70% 10/15/30	3,185,000	3,170,270
3.00% 10/15/50	4,075,000	4,178,710

Meituan 144A 3.05% 10/28/30 #	2,900,000	2,907,329
MGM China Holdings 144A 5.25% 6/18/25 #	1,480,000	1,494,356
MGM Resorts International 4.75% 10/15/28	3,265,000	3,197,659
Murphy Oil USA 5.625% 5/1/27	715,000	753,295
Prime Security Services Borrower
144A 5.75% 4/15/26 #	295,000	314,544
144A 6.25% 1/15/28 #	6,130,000	6,202,886
Sands China
144A 3.80% 1/8/26 #	1,135,000	1,165,463
144A 4.375% 6/18/30 #	1,405,000	1,444,368

Scientific Games International 144A 8.25% 3/15/26 #	4,070,000	4,127,814
Shimao Group Holdings 5.60% 7/15/26	1,435,000	1,574,815
TJX 4.50% 4/15/50	1,365,000	1,812,223
VF 2.40% 4/23/25	2,795,000	2,971,301
Yuzhou Group Holdings 7.70% 2/20/25	1,305,000	1,303,052
		111,732,777
Consumer Non-Cyclical — 6.08%
AbbVie
144A 2.95% 11/21/26 #	8,950,000	9,780,744
144A 4.05% 11/21/39 #	9,151,000	10,465,505

	Principal amount°	Value (US $)

Corporate Bonds (continued)
Consumer Non-Cyclical (continued)
Anheuser-Busch InBev Worldwide
3.65% 2/1/26	6,892,000	$7,730,928
4.15% 1/23/25	2,665,000	3,024,359
4.50% 6/1/50	7,445,000	8,825,219

Aramark Services 144A 5.00% 2/1/28 #	3,215,000	3,247,504
BAT Capital 2.259% 3/25/28	4,775,000	4,763,917
BAT International Finance 1.668% 3/25/26	2,870,000	2,884,924
Bausch Health 144A 6.25% 2/15/29 #	8,535,000	8,808,120
Biogen
2.25% 5/1/30	2,955,000	2,983,680
3.15% 5/1/50	8,355,000	8,076,712

Bristol-Myers Squibb 2.90% 7/26/24	9,120,000	9,850,201
Cigna
1.127% 7/15/23 •	3,240,000	3,275,229
2.40% 3/15/30	1,865,000	1,933,737
3.20% 3/15/40	1,780,000	1,868,715
4.125% 11/15/25	8,751,000	10,017,805
CVS Health
3.75% 4/1/30	2,100,000	2,382,008
4.30% 3/25/28	20,226,000	23,454,280
4.78% 3/25/38	6,524,000	7,864,924

DP World 144A 4.70% 9/30/49 #	1,000,000	1,023,550
Encompass Health
4.50% 2/1/28	2,045,000	2,097,781
4.75% 2/1/30	1,473,000	1,536,796
5.75% 9/15/25	1,280,000	1,324,800

Energizer Holdings 144A 4.375% 3/31/29 #	3,286,000	3,322,146
Gilead Sciences 4.15% 3/1/47	9,725,000	11,356,059
HCA 7.58% 9/15/25	160,000	189,683
JBS Investments II
144A 5.75% 1/15/28 #	1,360,000	1,431,400
144A 7.00% 1/15/26 #	910,000	973,727

JBS USA LUX 144A 5.75% 6/15/25 #	1,760,000	1,813,680
Kernel Holding 144A 6.50% 10/17/24 #	1,450,000	1,463,412
MHP 144A 7.75% 5/10/24 #	1,540,000	1,612,842
New York & Presbyterian Hospital 4.063% 8/1/56	3,760,000	4,615,450
Pilgrim's Pride 144A 5.875% 9/30/27 #	3,516,000	3,718,627
Post Holdings
144A 4.625% 4/15/30 #	2,162,000	2,221,455
144A 5.75% 3/1/27 #	1,250,000	1,312,762

Primo Water Holdings 144A 5.50% 4/1/25 #	1,205,000	1,245,669

Schedule of investments
Delaware Diversified Income Fund
	Principal amount°	Value (US $)

Corporate Bonds (continued)
Consumer Non-Cyclical (continued)

Rede D'or Finance 144A 4.50% 1/22/30 #	1,660,000	$1,635,100
Regeneron Pharmaceuticals 1.75% 9/15/30	2,200,000	2,122,613
Royalty Pharma
144A 1.20% 9/2/25 #	2,725,000	2,714,168
144A 1.75% 9/2/27 #	1,815,000	1,805,000

Stryker 1.95% 6/15/30	5,697,000	5,781,336
Takeda Pharmaceutical
2.05% 3/31/30	3,505,000	3,528,227
3.025% 7/9/40	2,810,000	2,887,489
3.175% 7/9/50	2,810,000	2,834,262
Tenet Healthcare
5.125% 5/1/25	5,336,000	5,287,709
144A 6.125% 10/1/28 #	3,250,000	3,162,656
Teva Pharmaceutical Finance Netherlands III
6.75% 3/1/28	2,478,000	2,607,352
7.125% 1/31/25	725,000	752,717

Ulker Biskuvi Sanayi 144A 6.95% 10/30/25 #	2,755,000	2,736,894
Universal Health Services 144A 5.00% 6/1/26 #	1,135,000	1,181,603
Upjohn
144A 1.65% 6/22/25 #	1,045,000	1,068,100
144A 2.30% 6/22/27 #	700,000	724,444
144A 2.70% 6/22/30 #	5,150,000	5,321,177
144A 4.00% 6/22/50 #	1,195,000	1,257,562
		219,906,759
Electric — 4.50%
Adani Electricity Mumbai 144A 3.949% 2/12/30 #	1,535,000	1,522,682
AES Gener 144A 7.125% 3/26/79 #, μ	1,755,000	1,817,463
American Transmission Systems 144A 5.25% 1/15/22 #	5,910,000	6,211,112
Calpine
144A 4.50% 2/15/28 #	1,215,000	1,238,085
144A 5.00% 2/1/31 #	4,090,000	4,181,820
144A 5.125% 3/15/28 #	1,213,000	1,252,447
CenterPoint Energy
3.85% 2/1/24	2,805,000	3,076,970
4.25% 11/1/28	7,555,000	8,918,140
Centrais Eletricas Brasileiras
144A 3.625% 2/4/25 #	374,000	374,396
144A 4.625% 2/4/30 #	1,490,000	1,510,487

Cikarang Listrindo 144A 4.95% 9/14/26 #	1,794,000	1,847,820
CLP Power Hong Kong Financing 2.875% 4/26/23	955,000	991,524

	Principal amount°	Value (US $)

Corporate Bonds (continued)
Electric (continued)
Comision Federal de Electricidad
144A 4.75% 2/23/27 #	3,339,000	$3,651,397
144A 4.875% 1/15/24 #	380,000	414,639

Duke Energy 4.875% μ, ψ	5,375,000	5,696,197
Duke Energy Indiana 3.25% 10/1/49	3,645,000	3,941,981
Engie Energia Chile 144A 4.50% 1/29/25 #	1,110,000	1,223,483
Entergy Arkansas 4.20% 4/1/49	2,415,000	2,998,097
Entergy Louisiana 4.95% 1/15/45	685,000	743,701
Entergy Mississippi 3.85% 6/1/49	5,140,000	6,049,738
Entergy Texas 3.55% 9/30/49	2,030,000	2,246,497
Evergy 4.85% 6/1/21	1,660,000	1,684,622
Evergy Kansas Central 3.45% 4/15/50	3,100,000	3,512,718
FirstEnergy Transmission 144A 4.55% 4/1/49 #	2,475,000	2,705,013
Interstate Power and Light 4.10% 9/26/28	8,345,000	9,861,318
Israel Electric 144A 5.00% 11/12/24 #	2,085,000	2,363,650
Kallpa Generacion 144A 4.125% 8/16/27 #	2,566,000	2,704,564
Louisville Gas and Electric 4.25% 4/1/49	7,745,000	9,530,864
Mong Duong Finance Holdings 144A 5.125% 5/7/29 #	2,430,000	2,478,413
National Rural Utilities Cooperative Finance 4.75% 4/30/43 μ	3,045,000	3,149,139
NV Energy 6.25% 11/15/20	7,391,000	7,405,594
Pacific Gas and Electric
2.10% 8/1/27	1,315,000	1,270,283
2.50% 2/1/31	1,940,000	1,843,050
3.30% 8/1/40	3,236,000	2,984,559
PacifiCorp
2.70% 9/15/30	785,000	855,898
3.30% 3/15/51	795,000	868,607
Perusahaan Listrik Negara
144A 4.125% 5/15/27 #	795,000	861,430
144A 5.25% 5/15/47 #	870,000	997,712

PG&E 5.25% 7/1/30	6,245,000	6,252,806
ReNew Power 144A 5.875% 3/5/27 #	610,000	626,182
Saudi Electricity Global Sukuk 4 4.222% 1/27/24	1,820,000	1,972,169
Southern California Edison
3.65% 2/1/50	4,450,000	4,641,545
4.00% 4/1/47	1,615,000	1,734,876
4.875% 3/1/49	7,070,000	8,336,257

Southwestern Electric Power 4.10% 9/15/28	13,080,000	15,207,690
Three Gorges Finance I Cayman Islands 144A 2.15% 9/22/30 #	1,045,000	1,038,817

Schedule of investments
Delaware Diversified Income Fund
	Principal amount°	Value (US $)

Corporate Bonds (continued)
Electric (continued)

Trans-Allegheny Interstate Line 144A 3.85% 6/1/25 #	595,000	$655,481
Vistra Operations 144A 5.50% 9/1/26 #	4,854,000	5,029,957
WEC Energy Group 1.80% 10/15/30	2,510,000	2,486,146
		162,968,036
Energy — 6.98%
Abu Dhabi Crude Oil Pipeline 144A 4.60% 11/2/47 #	1,295,000	1,548,263
AES Andres 144A 7.95% 5/11/26 #	1,525,000	1,549,797
BP Capital Markets 4.875% μ, ψ	7,115,000	7,488,537
Crestwood Midstream Partners 6.25% 4/1/23	1,755,000	1,704,421
Ecopetrol
5.375% 6/26/26	935,000	1,030,847
6.875% 4/29/30	850,000	1,024,463
Energy Transfer Operating
5.25% 4/15/29	6,185,000	6,698,509
6.25% 4/15/49	10,930,000	11,527,944

ENN Energy Holdings 144A 2.625% 9/17/30 #	1,590,000	1,601,257
Enterprise Products Operating 3.20% 2/15/52	14,125,000	13,097,697
Equinor 1.75% 1/22/26	1,715,000	1,780,985
Galaxy Pipeline Assets Bidco
144A 1.75% 9/30/27 #	3,635,000	3,627,725
144A 2.625% 3/31/36 #	5,450,000	5,444,708

Gazprom PJSC via Gaz Finance 144A 3.25% 2/25/30 #	1,410,000	1,408,731
Geopark
144A 5.50% 1/17/27 #	1,425,000	1,243,327
144A 6.50% 9/21/24 #	510,000	480,675

Gran Tierra Energy 144A 7.75% 5/23/27 #	1,400,000	458,514
Greenko Solar Mauritius 144A 5.95% 7/29/26 #	1,880,000	1,992,043
Grupo Energia Bogota 144A 4.875% 5/15/30 #	7,105,000	8,112,134
India Green Energy Holdings 144A 5.375% 4/29/24 #	965,000	968,420
Infraestructura Energetica Nova
144A 3.75% 1/14/28 #	840,000	837,740
144A 4.875% 1/14/48 #	1,260,000	1,206,192

KazMunayGas National JSC 144A 6.375% 10/24/48 #	679,000	906,288
KazTransGas JSC 144A 4.375% 9/26/27 #	6,907,000	7,558,883
Lukoil Securities 144A 3.875% 5/6/30 #	5,655,000	6,009,003
Marathon Oil 4.40% 7/15/27	20,370,000	20,470,988

	Principal amount°	Value (US $)

Corporate Bonds (continued)
Energy (continued)
MPLX
1.75% 3/1/26	1,830,000	$1,822,058
2.65% 8/15/30	1,760,000	1,696,026
4.00% 3/15/28	925,000	1,003,911
4.125% 3/1/27	5,760,000	6,298,256
4.70% 4/15/48	2,100,000	2,073,079
5.50% 2/15/49	7,235,000	8,000,175

Murphy Oil 5.875% 12/1/27	4,591,000	3,626,982
NiSource
0.95% 8/15/25	2,035,000	2,031,476
5.65% μ, ψ	3,660,000	3,661,793

Noble Energy 3.90% 11/15/24	3,765,000	4,164,185
NuStar Logistics
5.625% 4/28/27	665,000	653,239
6.375% 10/1/30	6,083,000	6,132,424

Oil and Gas Holding 144A 7.625% 11/7/24 #	650,000	695,936
Oleoducto Central 144A 4.00% 7/14/27 #	1,655,000	1,734,688
ONEOK 7.50% 9/1/23	7,805,000	8,892,740
PDC Energy 5.75% 5/15/26	3,250,000	3,069,219
Pertamina Persero 144A 3.65% 7/30/29 #	660,000	714,450
Petrobras Global Finance
5.093% 1/15/30	6,095,000	6,373,084
6.75% 6/3/50	1,310,000	1,439,258
Petroleos Mexicanos
5.95% 1/28/31	1,150,000	963,988
6.49% 1/23/27	430,000	400,545
6.50% 1/23/29	6,835,000	6,104,680
6.75% 9/21/47	924,000	718,775

Petronas Capital 144A 3.50% 4/21/30 #	600,000	669,855
Pioneer Natural Resources 1.90% 8/15/30	4,715,000	4,417,151
Precision Drilling 144A 7.125% 1/15/26 #	775,000	491,009
PTTEP Treasury Center 144A 2.587% 6/10/27 #	1,810,000	1,871,585
Sabine Pass Liquefaction
5.625% 3/1/25	5,735,000	6,569,381
5.75% 5/15/24	8,662,000	9,758,551
Saudi Arabian Oil
144A 2.875% 4/16/24 #	1,370,000	1,437,141
144A 3.50% 4/16/29 #	795,000	877,424
144A 4.25% 4/16/39 #	2,142,000	2,442,977

Schlumberger Holdings 144A 4.30% 5/1/29 #	7,635,000	8,385,430
Southwestern Energy 7.75% 10/1/27	5,780,000	5,978,688

Schedule of investments
Delaware Diversified Income Fund
	Principal amount°	Value (US $)

Corporate Bonds (continued)
Energy (continued)

Targa Resources Partners 5.375% 2/1/27	4,760,000	$4,794,819
Tengizchevroil Finance Co. International 144A 2.625% 8/15/25 #	6,236,000	6,267,960
Tengizchevroil Finance International 144A 3.25% 8/15/30 #	2,370,000	2,403,000
Tennessee Gas Pipeline 144A 2.90% 3/1/30 #	10,520,000	10,736,629
Transocean Proteus 144A 6.25% 12/1/24 #	1,046,500	926,153
Transportadora de Gas del Sur 144A 6.75% 5/2/25 #	1,350,000	1,113,750
Tullow Oil 144A 7.00% 3/1/25 #	970,000	511,675
YPF 144A 8.50% 6/27/29 #	1,800,000	1,010,700
		252,712,936
Finance Companies — 0.94%
AerCap Ireland Capital DAC
3.65% 7/21/27	7,528,000	7,090,997
4.50% 9/15/23	1,235,000	1,283,362
4.625% 10/15/27	2,015,000	1,998,112
6.50% 7/15/25	3,450,000	3,800,537
Air Lease
2.875% 1/15/26	4,205,000	4,170,282
3.00% 2/1/30	7,405,000	6,895,740
3.375% 7/1/25	1,780,000	1,824,664

Bangkok Bank 144A 5.00% #, μ, ψ	1,140,000	1,136,256
BOC Aviation 144A 2.625% 9/17/30 #	1,535,000	1,497,585
GE Capital Funding 144A 3.45% 5/15/25 #	4,190,000	4,480,034
		34,177,569
Insurance — 1.41%
AIA Group 144A 3.375% 4/7/30 #	1,120,000	1,245,937
American International Group 3.40% 6/30/30	3,890,000	4,337,359
AssuredPartners 144A 7.00% 8/15/25 #	2,686,000	2,748,087
Brighthouse Financial 5.625% 5/15/30	2,220,000	2,622,556
Centene
3.375% 2/15/30	2,725,000	2,834,640
144A 5.375% 8/15/26 #	2,535,000	2,687,100

GTCR AP Finance 144A 8.00% 5/15/27 #	1,100,000	1,174,250
HUB International 144A 7.00% 5/1/26 #	3,545,000	3,637,188
MetLife
3.85% μ, ψ	4,095,000	4,116,949
6.40% 12/15/36	40,000	49,513
144A 9.25% 4/8/68 #	8,985,000	12,955,576

	Principal amount°	Value (US $)

Corporate Bonds (continued)
Insurance (continued)
Prudential Financial
3.70% 3/13/51	4,795,000	$5,298,259
5.375% 5/15/45 μ	4,135,000	4,472,861

USI 144A 6.875% 5/1/25 #	2,955,000	3,015,917
		51,196,192
Natural Gas — 0.08%
Sempra Energy 4.875% μ, ψ	2,785,000	2,903,363
		2,903,363
Real Estate — 0.14%
Arabian Centres Sukuk 144A 5.375% 11/26/24 #	1,380,000	1,293,750
Corporate Office Properties 5.25% 2/15/24	2,239,000	2,458,071
Kaisa Group Holdings 9.375% 6/30/24	1,645,000	1,494,589
		5,246,410
REITs — 0.04%
Goodman HK Finance 4.375% 6/19/24	1,418,000	1,533,498
		1,533,498
Technology — 2.35%
Alphabet
1.10% 8/15/30	1,125,000	1,098,151
1.90% 8/15/40	1,325,000	1,248,555
2.05% 8/15/50	1,410,000	1,276,447

Black Knight InfoServ 144A 3.625% 9/1/28 #	3,093,000	3,135,529
Broadcom
3.15% 11/15/25	2,260,000	2,439,107
4.15% 11/15/30	2,690,000	3,018,908
5.00% 4/15/30	7,195,000	8,499,473

CommScope Technologies 144A 5.00% 3/15/27 #	4,963,000	4,655,914
Equinix 5.375% 5/15/27	1,680,000	1,832,268
Fiserv 2.65% 6/1/30	3,095,000	3,288,661
Gartner 144A 3.75% 10/1/30 #	3,290,000	3,368,466
Global Payments
2.65% 2/15/25	5,301,000	5,611,939
2.90% 5/15/30	1,584,000	1,683,384
3.20% 8/15/29	3,445,000	3,728,222
International Business Machines
1.95% 5/15/30	2,920,000	2,965,452
3.00% 5/15/24	7,960,000	8,608,348
Iron Mountain
144A 4.50% 2/15/31 #	1,395,000	1,390,564
144A 5.25% 7/15/30 #	4,750,000	4,880,625

Schedule of investments
Delaware Diversified Income Fund
	Principal amount°	Value (US $)

Corporate Bonds (continued)
Technology (continued)

Microchip Technology 144A 4.25% 9/1/25 #	2,205,000	$2,286,685
NXP
144A 2.70% 5/1/25 #	485,000	516,693
144A 3.40% 5/1/30 #	940,000	1,035,963
144A 4.30% 6/18/29 #	800,000	928,482
144A 4.875% 3/1/24 #	9,620,000	10,781,516

ServiceNow 1.40% 9/1/30	2,780,000	2,688,707
Tencent Holdings 144A 3.28% 4/11/24 #	1,600,000	1,702,529
Xilinx 2.375% 6/1/30	2,215,000	2,267,907
		84,938,495
Transportation — 1.40%
Aeropuertos Argentina 2000 144A PIK 9.375% 2/1/27 #, *	2,027,108	1,287,214
Aerovias de Mexico 144A 7.00% 2/5/25 #, ‡	1,985,000	481,362
ASG Finance Designated Activity 144A 7.875% 12/3/24 #	1,926,000	1,405,980
Autoridad del Canal de Panama 144A 4.95% 7/29/35 #	1,330,000	1,669,888
Azul Investments 144A 5.875% 10/26/24 #	2,050,000	1,635,305
Delta Air Lines 144A 7.00% 5/1/25 #	15,420,000	16,843,365
Lima Metro Line 2 Finance 144A 4.35% 4/5/36 #	1,695,000	1,856,661
Mileage Plus Holdings 144A 6.50% 6/20/27 #	8,415,000	8,777,897
Rutas 2 and 7 Finance 144A 3.413% 9/30/36 #, ^	2,175,000	1,533,375
Southwest Airlines
5.125% 6/15/27	5,210,000	5,800,402
5.25% 5/4/25	6,240,000	6,944,979

Union Pacific 3.25% 2/5/50	2,160,000	2,323,075
		50,559,503
Utilities — 0.12%
Essential Utilities
2.704% 4/15/30	2,055,000	2,176,403
3.351% 4/15/50	1,985,000	2,082,856
		4,259,259
Total Corporate Bonds (cost $1,784,022,954)		1,869,488,289

	Principal amount°	Value (US $)

Municipal Bonds — 0.03%
Oregon State Taxable Pension (Taxable Build America Bonds) 5.892% 6/1/27	150,000	$186,887
South Carolina Public Service Authority Series D 4.77% 12/1/45	790,000	993,725
Total Municipal Bonds (cost $1,038,181)		1,180,612

Non-Agency Asset-Backed Securities — 1.96%
Citicorp Residential Mortgage Trust Series 2006-3 A5 5.128% 11/25/36 •	4,387,391	4,524,936
CNH Equipment Trust Series 2019-B A2 2.55% 9/15/22	1,583,200	1,588,881
Contimortgage Home Equity Loan Trust Series 1996-4 A8 7.22% 1/15/28	2,106	2,018
Ford Credit Auto Owner Trust
Series 2018-1 A 144A 3.19% 7/15/31 #	5,805,000	6,334,675
Series 2020-A A2 1.03% 10/15/22	3,272,035	3,284,109

Hardee's Funding Series 2018-1A A2I 144A 4.25% 6/20/48 #	3,038,000	3,048,663
HOA Funding Series 2014-1A A2 144A 4.846% 8/20/44 #	8,223,600	7,301,488
Mercedes-Benz Auto Lease Trust
Series 2019-B A2 2.01% 12/15/21	489,635	491,158
Series 2020-A A2 1.82% 3/15/22	1,515,756	1,521,957
Mercedes-Benz Master Owner Trust
Series 2018-BA A 144A 0.488% (LIBOR01M + 0.34%) 5/15/23 #, •	2,325,000	2,328,109
Series 2019-AA A 144A 0.498% (LIBOR01M + 0.35%) 5/15/23 #, •	8,605,000	8,615,807

Nissan Master Owner Trust Receivables Series 2019-B A 0.578% (LIBOR01M + 0.43%) 11/15/23 •	2,000,000	2,004,178
Popular ABS Mortgage Pass Through Trust Series 2006-C A4 0.399% (LIBOR01M + 0.25%, Cap 14.00%, Floor 0.25%) 7/25/36 ♦, •	709,346	707,553
Taco Bell Funding Series 2016-1A A2II 144A 4.377% 5/25/46 #	2,757,375	2,763,717
Tesla Auto Lease Trust Series 2019-A A2 144A 2.13% 4/20/22 #	2,761,822	2,791,294
Towd Point Mortgage Trust
Series 2015-5 A1B 144A 2.75% 5/25/55 #, •	638,722	644,046
Series 2015-6 A1B 144A 2.75% 4/25/55 #, •	1,007,334	1,024,117
Series 2016-1 A1B 144A 2.75% 2/25/55 #, •	503,040	510,195
Series 2016-2 A1 144A 3.00% 8/25/55 #, •	687,931	706,079

Schedule of investments
Delaware Diversified Income Fund
	Principal amount°	Value (US $)

Non-Agency Asset-Backed Securities (continued)
Towd Point Mortgage Trust
Series 2016-3 A1 144A 2.25% 4/25/56 #, •	796,331	$805,684
Series 2017-1 A1 144A 2.75% 10/25/56 #, •	778,917	798,297
Series 2017-2 A1 144A 2.75% 4/25/57 #, •	414,861	425,898
Series 2017-4 M1 144A 3.25% 6/25/57 #, •	2,705,000	2,866,072
Series 2018-1 A1 144A 3.00% 1/25/58 #, •	756,096	788,917

Trafigura Securitisation Finance Series 2018-1A A1 144A 0.878% (LIBOR01M + 0.73%) 3/15/22 #, •	5,810,000	5,791,147
Volvo Financial Equipment Master Owner Trust Series 2017-A A 144A 0.648% (LIBOR01M + 0.50%) 11/15/22 #, •	4,685,000	4,685,758
Wendy's Funding Series 2018-1A A2I 144A 3.573% 3/15/48 #	4,478,363	4,608,952
Total Non-Agency Asset-Backed Securities (cost $69,989,008)		70,963,705

Non-Agency Collateralized Mortgage Obligations — 2.45%
Agate Bay Mortgage Trust
Series 2015-1 B1 144A 3.799% 1/25/45 #, •	1,965,796	2,021,834
Series 2015-1 B2 144A 3.799% 1/25/45 #, •	1,111,534	1,136,551

Banc of America Mortgage Trust Series 2004-K 2A1 3.631% 12/25/34 •	292,917	296,621
Chase Home Lending Mortgage Trust Series 2019-ATR2 A3 144A 3.50% 7/25/49 #, •	890,361	914,219
CHL Mortgage Pass Through Trust Series 2004-HYB2 2A 3.991% 7/20/34 ♦, •	40,409	37,908
Citicorp Mortgage Securities Trust Series 2006-3 1A9 5.75% 6/25/36	203,327	204,943
Connecticut Avenue Securities Trust
Series 2018-R07 1M2 144A 2.549% (LIBOR01M + 2.40%) 4/25/31 #, •	1,625,944	1,616,924
Series 2019-R01 2M2 144A 2.599% (LIBOR01M + 2.45%) 7/25/31 #, •	1,376,066	1,363,971

Credit Suisse First Boston Mortgage Securities Series 2005-5 6A3 5.00% 7/25/35	699,137	704,165
CSMC Trust Series 2013-TH1 A1 144A 2.13% 2/25/43 #, •	3,048,131	3,121,535
Flagstar Mortgage Trust Series 2018-5 A7 144A 4.00% 9/25/48 #, •	134,986	135,285
Galton Funding Mortgage Trust Series 2018-1 A43 144A 3.50% 11/25/57 #, •	497,491	501,772
GS Mortgage-Backed Securities Trust Series 2020-PJ1 A1 144A 3.50% 5/25/50 #, •	1,403,733	1,429,707

	Principal amount°	Value (US $)

Non-Agency Collateralized Mortgage Obligations (continued)

GSR Mortgage Loan Trust Series 2004-9 4A1 3.162% 8/25/34 •	210,818	$205,692
Holmes Master Issuer Series 2018-2A A2 144A 0.695% (LIBOR03M + 0.42%) 10/15/54 #, •	904,913	904,054
JPMorgan Mortgage Trust
Series 2005-A8 1A1 2.949% 11/25/35 •	108,203	98,302
Series 2006-S1 1A1 6.00% 4/25/36	1,393,311	1,505,491
Series 2007-A1 7A4 3.452% 7/25/35 •	21,537	19,167
Series 2014-2 B1 144A 3.399% 6/25/29 #, •	1,109,462	1,127,743
Series 2014-2 B2 144A 3.399% 6/25/29 #, •	413,364	418,533
Series 2014-IVR6 2A4 144A 2.295% 7/25/44 #, •	2,004,456	2,024,748
Series 2015-1 B2 144A 2.126% 12/25/44 #, •	2,562,758	2,600,637
Series 2015-4 B1 144A 3.612% 6/25/45 #, •	2,255,184	2,317,678
Series 2015-4 B2 144A 3.612% 6/25/45 #, •	1,618,978	1,654,105
Series 2015-5 B2 144A 2.58% 5/25/45 #, •	2,626,644	2,681,725
Series 2015-6 B1 144A 3.568% 10/25/45 #, •	1,611,396	1,656,795
Series 2015-6 B2 144A 3.568% 10/25/45 #, •	1,560,104	1,595,804
Series 2016-4 B1 144A 3.868% 10/25/46 #, •	1,029,051	1,072,185
Series 2016-4 B2 144A 3.868% 10/25/46 #, •	1,806,545	1,869,522
Series 2017-1 B3 144A 3.51% 1/25/47 #, •	3,207,083	3,236,546
Series 2017-2 A3 144A 3.50% 5/25/47 #, •	796,581	819,047
Series 2019-LTV3 A3 144A 3.50% 3/25/50 #, •	899,279	922,393
Series 2020-2 A3 144A 3.50% 7/25/50 #, •	1,105,339	1,134,792
Series 2020-5 A3 144A 3.00% 12/25/50 #, •	9,760,149	10,018,637
Series 2020-7 A3 144A 3.00% 1/25/51 #, •	3,418,797	3,513,614

MASTR ARM Trust Series 2004-10 2A2 3.119% 10/25/34 •	19,324	17,405
New Residential Mortgage Loan Trust Series 2018-RPL1 A1 144A 3.50% 12/25/57 #, •	1,180,018	1,244,282
Sequoia Mortgage Trust
Series 2013-4 B2 3.48% 4/25/43 •	1,025,796	1,044,178
Series 2013-12 B3 144A 4.151% 12/25/43 #, •	2,644,411	2,679,193
Series 2014-2 A4 144A 3.50% 7/25/44 #, •	567,398	583,840
Series 2015-1 B2 144A 3.864% 1/25/45 #, •	1,503,248	1,529,380
Series 2017-4 A1 144A 3.50% 7/25/47 #, •	698,400	714,019
Series 2018-5 A4 144A 3.50% 5/25/48 #, •	528,658	530,895
Series 2020-3 A1 144A 3.00% 4/25/50 #, •	1,878,453	1,925,272
Series 2020-4 A2 144A 2.50% 11/25/50 #, =, •	2,500,000	2,572,000

Silverstone Master Issuer Series 2018-1A 1A 144A 0.599% (LIBOR03M + 0.39%) 1/21/70 #, •	3,360,000	3,354,792

Schedule of investments
Delaware Diversified Income Fund
	Principal amount°	Value (US $)

Non-Agency Collateralized Mortgage Obligations (continued)

Thornburg Mortgage Securities Trust Series 2007-4 1A1 2.429% 9/25/37 •	568,328	$557,194
Washington Mutual Mortgage Pass Through Certificates Trust Series 2005-1 5A2 6.00% 3/25/35 ♦	3,525	79
Wells Fargo Mortgage Backed Securities Trust
Series 2020-3 A1 144A 3.00% 6/25/50 #, •	9,178,380	9,434,723
Series 2020-4 A1 144A 3.00% 7/25/50 #, •	4,269,036	4,393,603
Wells Fargo Mortgage-Backed Securities Trust
Series 2006-20 A1 5.50% 12/25/21	34,670	34,626
Series 2006-AR5 2A1 4.001% 4/25/36 •	385,610	373,858
Series 2007-AR10 2A1 3.986% 1/25/38 •	712,315	644,381
Series 2020-1 A1 144A 3.00% 12/25/49 #, •	2,095,489	2,148,493
Total Non-Agency Collateralized Mortgage Obligations (cost $87,385,722)		88,664,858

Non-Agency Commercial Mortgage-Backed Securities — 8.03%
Banc of America Commercial Mortgage Trust Series 2017-BNK3 B 3.879% 2/15/50 •	30,000	32,493
BANK
Series 2017-BNK5 A5 3.39% 6/15/60	6,515,000	7,264,715
Series 2017-BNK5 B 3.896% 6/15/60 •	2,775,000	2,992,919
Series 2017-BNK7 A5 3.435% 9/15/60	4,585,000	5,137,653
Series 2019-BN20 A3 3.011% 9/15/62	5,125,000	5,644,387
Series 2019-BN21 A5 2.851% 10/17/52	8,000,000	8,747,414
Benchmark Mortgage Trust
Series 2018-B1 A5 3.666% 1/15/51 •	7,815,000	8,851,265
Series 2018-B3 A5 4.025% 4/10/51	1,615,000	1,869,165
Series 2020-B17 A5 2.289% 3/15/53	2,563,000	2,668,279
Series 2020-B20 A5 2.034% 10/15/53	16,000,000	16,318,269
Cantor Commercial Real Estate Lending
Series 2019-CF1 A5 3.786% 5/15/52	8,080,000	9,290,468
Series 2019-CF2 A5 2.874% 11/15/52	5,400,000	5,856,069
Series 2019-CF3 A4 3.006% 1/15/53	3,000,000	3,287,584
CD Mortgage Trust
Series 2016-CD2 A3 3.248% 11/10/49	5,440,000	5,874,918
Series 2017-CD6 B 3.911% 11/13/50 •	1,925,000	2,059,112
Series 2019-CD8 A4 2.912% 8/15/57	3,400,000	3,696,754
CFCRE Commercial Mortgage Trust
Series 2011-C2 C 144A 5.739% 12/15/47 #, •	1,745,000	1,755,554
Series 2016-C7 A3 3.839% 12/10/54	9,835,000	10,939,644
Citigroup Commercial Mortgage Trust
Series 2014-GC25 A4 3.635% 10/10/47	3,550,000	3,849,665

	Principal amount°	Value (US $)

Non-Agency Commercial Mortgage-Backed Securities (continued)
Citigroup Commercial Mortgage Trust
Series 2016-P3 A4 3.329% 4/15/49	5,500,000	$5,993,586
Series 2017-C4 A4 3.471% 10/12/50	2,710,000	3,024,412
Series 2018-C5 A4 4.228% 6/10/51 •	2,750,000	3,202,504
Series 2019-C7 A4 3.102% 12/15/72	2,800,000	3,098,383
Series 2020-555 A 144A 2.647% 12/10/41 #	3,500,000	3,672,878
COMM Mortgage Trust
Series 2013-CR6 AM 144A 3.147% 3/10/46 #	6,720,000	6,957,063
Series 2013-WWP A2 144A 3.424% 3/10/31 #	1,550,000	1,632,747
Series 2014-CR19 A5 3.796% 8/10/47	2,895,000	3,162,215
Series 2014-CR20 AM 3.938% 11/10/47	10,355,000	11,189,006
Series 2016-CR28 A4 3.762% 2/10/49	3,290,000	3,677,487
DB-JPM Mortgage Trust
Series 2016-C1 A4 3.276% 5/10/49	3,020,000	3,295,787
Series 2016-C3 A5 2.89% 8/10/49	4,500,000	4,859,196

DB-UBS Mortgage Trust Series 2011-LC1A C 144A 5.594% 11/10/46 #, •	2,205,000	2,205,744
GRACE Mortgage Trust Series 2014-GRCE A 144A 3.369% 6/10/28 #	2,620,000	2,631,419
GS Mortgage Securities Trust
Series 2010-C1 C 144A 5.635% 8/10/43 #, •	3,115,000	2,782,105
Series 2015-GC32 A4 3.764% 7/10/48	3,096,000	3,417,869
Series 2017-GS5 A4 3.674% 3/10/50	6,835,000	7,709,479
Series 2017-GS6 A3 3.433% 5/10/50	3,380,000	3,768,979
Series 2018-GS9 A4 3.992% 3/10/51 •	3,375,000	3,885,396
Series 2019-GC39 A4 3.567% 5/10/52	7,241,000	8,178,117
Series 2019-GC42 A4 3.001% 9/1/52	2,835,000	3,104,178
Series 2020-GC47 A5 2.377% 5/12/53	3,000,000	3,151,263
Series 2020-GC47 B 3.571% 5/12/53 •	2,260,000	2,464,511
JPM-BB Commercial Mortgage Securities Trust
Series 2015-C31 A3 3.801% 8/15/48	10,785,000	11,954,354
Series 2015-C33 A4 3.77% 12/15/48	7,550,000	8,440,266
JPMorgan Chase Commercial Mortgage Securities Trust
Series 2013-LC11 B 3.499% 4/15/46	8,420,000	8,207,978
Series 2015-JP1 A5 3.914% 1/15/49	3,755,000	4,229,454
Series 2016-WIKI A 144A 2.798% 10/5/31 #	3,260,000	3,240,532
Series 2016-WIKI B 144A 3.201% 10/5/31 #	3,260,000	3,180,552

LB-UBS Commercial Mortgage Trust Series 2006-C6 AJ 5.452% 9/15/39 •	2,551,992	1,477,357
Morgan Stanley Bank of America Merrill Lynch Trust
Series 2014-C17 A5 3.741% 8/15/47	3,256,000	3,529,516
Series 2015-C26 A5 3.531% 10/15/48	3,925,000	4,335,374

Schedule of investments
Delaware Diversified Income Fund
	Principal amount°	Value (US $)

Non-Agency Commercial Mortgage-Backed Securities (continued)
Morgan Stanley Bank of America Merrill Lynch Trust
Series 2016-C29 A4 3.325% 5/15/49	2,500,000	$2,743,143
Morgan Stanley Capital I Trust
Series 2006-HQ10 B 5.448% 11/12/41 •	3,335,153	3,285,537
Series 2006-T21 B 144A 5.579% 10/12/52 #, •	1,519,529	1,513,959
Series 2016-BNK2 B 3.485% 11/15/49	1,500,000	1,542,511
Series 2019-L3 A4 3.127% 11/15/52	4,000,000	4,419,188
UBS Commercial Mortgage Trust
Series 2012-C1 A3 3.40% 5/10/45	3,851,707	3,929,483
Series 2018-C9 A4 4.117% 3/15/51 •	4,100,000	4,699,177

UBS-Barclays Commercial Mortgage Trust Series 2013-C5 B 144A 3.649% 3/10/46 #, •	670,000	677,761
Wells Fargo Commercial Mortgage Trust
Series 2014-LC18 A5 3.405% 12/15/47	2,415,029	2,619,239
Series 2015-NXS3 A4 3.617% 9/15/57	2,270,000	2,508,303
Series 2016-BNK1 A3 2.652% 8/15/49	5,790,000	6,068,526
Series 2017-C38 A5 3.453% 7/15/50	4,140,000	4,630,135
Total Non-Agency Commercial Mortgage-Backed Securities (cost $279,326,271)		290,432,996

Loan Agreements — 5.07%
Acrisure Tranche B 0.036% (LIBOR01M + 0.035%) 2/15/27 •	1,265,638	1,223,714
Advantage Sales & Marketing TBD 10/31/27 X	3,655,000	3,566,670
American Airlines Tranche B 2.148% (LIBOR01M + 2.00%) 12/14/23 •	898,507	747,726
Applied Systems 1st Lien 4.25% (LIBOR03M + 3.25%) 9/19/24 •	2,218,567	2,210,842
Applied Systems 2nd Lien 8.00% (LIBOR03M + 7.00%) 9/19/25 •	4,729,152	4,767,576
Aramark Services Tranche B-3 1.898% (LIBOR01M + 1.75%) 3/11/25 •	1,744,079	1,671,046
Array Technologies 5.00% (LIBOR03M + 4.00%) 10/14/27 •	584,435	577,129
Aruba Investments Holdings 2nd Lien TBD 10/28/28	950,000	945,250
Aruba Investments TBD 10/28/27 X	950,000	945,250
AssuredPartners 3.648% (LIBOR01M + 3.50%) 2/12/27 •	977,005	944,520
AthenaHealth Tranche B 1st Lien 4.75% (LIBOR03M + 4.50%) 2/11/26 •	689,500	676,572
Avantor Tranche B TBD 10/30/27 X	2,225,000	2,202,750
Ball Metalpack Finco 2nd Lien 9.75% (LIBOR03M + 8.75%) 7/24/26 •	360,000	291,600

	Principal amount°	Value (US $)

Loan Agreements (continued)
Bausch Health 3.149% (LIBOR01M + 3.00%) 6/2/25 •	1,065,938	$1,042,787
Berry Global Tranche W 2.147% (LIBOR01M + 2.00%) 10/1/22 •	3,350,000	3,320,919
Berry Global Tranche Y 2.147% (LIBOR01M + 2.00%) 7/1/26 •	2,133,000	2,064,821
Blue Ribbon 1st Lien 5.00% (LIBOR01M + 4.00%) 11/15/21 •	1,161,481	1,085,985
Boxer Parent 4.398% (LIBOR01M + 4.25%) 10/2/25 •	1,802,846	1,752,892
Buckeye Partners 2.897% (LIBOR01M + 2.75%) 11/1/26 •	1,570,598	1,540,659
BWay Holding 3.479% (LIBOR03M + 3.25%) 4/3/24 •	1,052,883	987,736
Caesars Resort Collection Tranche B-1 4.649% (LIBOR01M + 4.50%) 7/21/25 •	1,570,000	1,522,573
Calpine
2.40% (LIBOR01M + 2.25%) 1/15/24 •	970,944	949,098
2.40% (LIBOR01M + 2.25%) 4/5/26 •	898,625	877,170

Camelot US Acquisition I 4.00% (LIBOR01M + 3.00%) 10/30/26 •	1,765,000	1,741,834
Carnival 8.50% (LIBOR01M + 7.50%) 6/30/25 •	1,346,625	1,356,725
Change Healthcare Holdings 3.50% (LIBOR01M + 2.50%) 3/1/24 •	1,110,046	1,085,963
Charter Communications Operating Tranche B2 1.90% (LIBOR01M + 1.75%) 2/1/27 •	1,897,463	1,851,892
Chemours Tranche B-2 0.019% (LIBOR01M + 0.018%) 4/3/25 •	1,635,555	1,570,133
CityCenter Holdings 3.00% (LIBOR01M + 2.25%) 4/18/24 •	2,413,002	2,274,857
Connect US Finco 5.50% (LIBOR01M + 4.50%) 12/12/26 •	1,938,260	1,903,856
Core & Main 3.75% (LIBOR03M + 2.75%) 8/1/24 •	2,538,045	2,474,594
CSC Holdings
2.398% (LIBOR01M + 2.25%) 7/17/25 •	1,799,725	1,741,684
2.648% (LIBOR01M + 2.50%) 4/15/27 •	1,362,330	1,321,744

DaVita Tranche B-1 1.897% (LIBOR01M + 1.75%) 8/12/26 •	2,406,736	2,359,164
EFS Cogen Holdings I Tranche B 4.50% (LIBOR03M + 3.50%) 9/24/27 •	1,810,000	1,798,688
Ensemble RCM 3.964% (LIBOR03M + 3.75%) 8/3/26 •	1,059,300	1,039,438
Epicor Software Tranche B 5.25% (LIBOR01M + 4.25%) 7/30/27 •	3,665,000	3,658,128

Schedule of investments
Delaware Diversified Income Fund
	Principal amount°	Value (US $)

Loan Agreements (continued)

ESH Hospitality 2.148% (LIBOR01M + 2.00%) 9/18/26 •	1,228,916	$1,192,356
ExamWorks Group Tranche B-1 4.25% (LIBOR03M + 3.25%) 7/27/23 •	1,430,675	1,418,156
Frontier Communications Tranche B-1 6.00% (LIBOR03M + 2.75%) 6/17/24 •	1,970,933	1,939,398
Garda World Security Tranche B 1st Lien 4.90% (LIBOR01M + 4.75%) 10/30/26 •	575,436	574,788
Gardner Denver Tranche B-1 1.898% (LIBOR01M + 1.75%) 3/1/27 •	2,277,003	2,205,847
Gentiva Health Services Tranche B 3.437% (LIBOR01M + 3.25%) 7/2/25 •	1,795,711	1,762,042
Global Medical Response 5.75% (LIBOR03M + 4.75%) 10/2/25 •	5,505,000	5,343,291
Granite US Holdings Tranche B 5.47% (LIBOR03M + 5.25%) 9/30/26 •	412,061	387,337
Gray Television Tranche B-2 2.399% (LIBOR01M + 2.25%) 2/7/24 •	2,027,963	1,985,882
Grupo Aeromexico TBD 8/19/22 X, =	1,750,000	1,750,000
Hamilton Projects Acquiror 5.75% (LIBOR03M + 4.75%) 6/17/27 •	3,466,312	3,461,980
HCA Tranche B-12 1.898% (LIBOR01M + 1.75%) 3/13/25 •	4,688,009	4,673,776
Hilton Worldwide Finance Tranche B-2 1.899% (LIBOR01M + 1.75%) 6/22/26 •	316,470	300,816
HUB International 3.215% (LIBOR03M + 3.00%) 4/25/25 •	3,421,250	3,296,802
Informatica 3.398% (LIBOR01M + 3.25%) 2/25/27 •	3,532,597	3,421,320
Informatica 2nd Lien 7.125% 2/14/25	2,739,000	2,783,509
Invictus 1st Lien 3.148% (LIBOR01M + 3.00%) 3/28/25 •	1,021,804	987,318
IQVIA Tranche B-3 1.97% (LIBOR03M + 1.75%) 6/11/25 •	2,575,712	2,537,721
Iron Mountain Information Management Tranche B 1.898% (LIBOR01M + 1.75%) 1/2/26 •	2,716,268	2,621,198
JBS USA LUX 2.147% (LIBOR01M + 2.00%) 5/1/26 •	561,450	549,812
LS Group OpCo Acquisition Tranche B TBD 10/26/27 X	2,220,000	2,203,350
Merrill Communications Tranche B 1st Lien 6.00% (LIBOR06M + 5.00%) 10/5/26 •	628,650	627,078
Microchip Technology 2.15% (LIBOR01M + 2.00%) 5/29/25 •	2,395,017	2,379,049
Milano Acquisition Tranche B 4.75% (LIBOR03M + 4.00%) 10/1/27 •	3,225,000	3,174,609

	Principal amount°	Value (US $)

Loan Agreements (continued)

Mileage Plus Holdings 6.25% (LIBOR03M + 5.25%) 6/20/27 •	2,100,000	$2,140,524
Numericable US Tranche B-11 2.898% (LIBOR01M + 2.75%) 7/31/25 •	1,502,711	1,435,089
Numericable US Tranche B-13 4.237% (LIBOR03M + 4.00%) 8/14/26 •	617,400	600,885
ON Semiconductor Tranche B-4 2.148% (LIBOR01M + 2.00%) 9/16/26 •	2,849,032	2,790,271
Penn National Gaming Tranche B-1 3.00% (LIBOR01M + 2.25%) 10/15/25 •	2,456,250	2,376,039
PG&E 5.50% (LIBOR03M + 4.50%) 6/23/25 •	3,491,250	3,471,612
PQ 4.00% (LIBOR03M + 3.00%) 2/7/27 •	997,500	991,266
PQ Tranche B 2.464% (LIBOR03M + 2.25%) 2/8/27 •	1,991,600	1,939,321
Prestige Brands Tranche B-4 2.148% (LIBOR01M + 2.00%) 1/26/24 •	1,444,513	1,438,193
Pretium PKG Holdings TBD 10/29/27 X	1,580,000	1,558,275
Prime Security Services Borrower Tranche B-1 4.25% (LIBOR01M + 3.25%) 9/23/26 •	1,361,734	1,345,469
Reynolds Group Holdings Tranche B-2 3.398% (LIBOR01M + 3.25%) 2/5/26 •	1,300,000	1,270,750
RP Crown Parent Tranche B-1 4.00% (LIBOR01M + 3.00%) 2/2/26 •	2,703,225	2,645,782
Russell Investments US Institutional Holdco 4.00% (LIBOR03M + 3.00%) 6/2/25 •	300,467	297,087
Ryan Specialty Group 4.00% (LIBOR01M + 3.25%) 9/1/27 •	1,625,000	1,614,166
Scientific Games International Tranche B-5 2.975% (LIBOR01M + 2.75%) 8/14/24 •	3,044,754	2,839,945
Sinclair Television Group Tranche B 2.251% (LIBOR01M + 2.25%) 1/3/24 •	2,106,084	2,051,678
Solenis International 1st Lien 4.256% (LIBOR03M + 4.00%) 6/26/25 •	1,700,392	1,661,071
Spirit Aerosystems 6.00% (LIBOR01M + 5.25%) 1/30/25 •	2,135,000	2,137,669
SS&C Technologies Tranche B-3 1.898% (LIBOR01M + 1.75%) 4/16/25 •	1,194,802	1,163,224
SS&C Technologies Tranche B-4 1.898% (LIBOR01M + 1.75%) 4/16/25 •	839,432	817,246
Stars Group Holdings 3.72% (LIBOR03M + 3.50%) 7/10/25 •	608,548	609,205
Surf Holdings 1st Lien 3.749% (LIBOR03M + 3.50%) 3/5/27 •	927,675	899,149
Tecta America 4.648% (LIBOR01M + 4.50%) 11/20/25 •	800,077	760,073

Schedule of investments
Delaware Diversified Income Fund
		Principal amount°	Value (US $)

Loan Agreements (continued)

Telenet Financing Tranche AR 2.148% (LIBOR01M + 2.00%) 4/30/28 •		2,530,000	$2,447,380
Terrier Media Buyer 4.398% (LIBOR01M + 4.25%) 12/17/26 •		1,283,302	1,254,228
Titan Acquisition 3.361% (LIBOR03M + 3.00%) 3/28/25 •		231,419	220,013
Transdigm Tranche F 2.398% (LIBOR01M + 2.25%) 12/9/25 •		1,767,369	1,666,483
Ultimate Software Group 4.75% (LIBOR03M + 4.00%) 5/4/26 •		9,185,000	9,143,539
Ultimate Software Group 1st Lien 3.898% (LIBOR01M + 3.75%) 5/4/26 •		5,696,238	5,603,674
United Rentals (North America) 1.898% (LIBOR01M + 1.75%) 10/31/25 •		220,500	219,870
USI 4.22% (LIBOR03M + 4.00%) 12/2/26 •		506,034	501,053
USI Tranche B 3.22% (LIBOR03M + 3.00%) 5/16/24 •		2,656,114	2,564,810
USIC Holdings Tranche B 4.25% (LIBOR01M + 3.25%) 12/8/23 •		414,623	408,274
Vertical Midco Tranche B 4.567% (LIBOR06M + 4.25%) 7/30/27 •		3,140,000	3,102,059
Vistra Operations 1.898% (LIBOR01M + 1.75%) 12/31/25 •		2,759,636	2,700,993
Windstream Services 7.25% (LIBOR03M + 6.25%) 8/11/27 •		538,650	510,371
Zekelman Industries 2.148% (LIBOR01M + 2.00%) 1/24/27 •		793,015	771,826
Total Loan Agreements (cost $185,567,048)			183,639,982

Sovereign BondsΔ — 2.45%
Albania — 0.01%
Albania Government International Bond
144A 3.50% 6/16/27 #	EUR	400,000	482,165
			482,165
Angola — 0.01%
Angolan Government International Bond
8.25% 5/9/28		499,000	393,973
			393,973
Argentina — 0.06%
Argentine Republic Government International Bond
0.125% 7/9/30 ~		5,078,070	1,863,652

	Principal amount°	Value (US $)

Sovereign Bonds (continued)
Argentina (continued)
Argentine Republic Government International Bond
0.125% 7/9/35 ~	703,250	$231,369
1.00% 7/9/29	164,405	67,899
		2,162,920
Azerbaijan — 0.02%
Republic of Azerbaijan International Bond
144A 3.50% 9/1/32 #	753,000	733,987
		733,987
Bahrain — 0.03%
Bahrain Government International Bond
144A 7.375% 5/14/30 #	800,000	888,764
		888,764
Bermuda — 0.02%
Bermuda Government International Bond
144A 2.375% 8/20/30 #	800,000	823,000
		823,000
Brazil — 0.02%
Brazilian Government International Bond
4.75% 1/14/50	872,000	855,977
		855,977
Chile — 0.02%
Chile Government International Bond
3.50% 1/25/50	700,000	773,500
		773,500
Colombia — 0.06%
Colombia Government International Bond
4.00% 2/26/24	1,296,000	1,383,888
5.00% 6/15/45	728,000	847,938
		2,231,826
Costa Rica — 0.01%
Costa Rica Government International Bond
144A 7.158% 3/12/45 #	200,000	159,750
		159,750
Dominican Republic — 0.09%
Dominican Republic International Bond
144A 4.50% 1/30/30 #	867,000	876,754

Schedule of investments
Delaware Diversified Income Fund
	Principal amount°	Value (US $)

Sovereign Bonds (continued)
Dominican Republic (continued)
Dominican Republic International Bond
144A 4.875% 9/23/32 #	500,000	$508,750
144A 6.00% 7/19/28 #	1,607,000	1,773,421
		3,158,925
Ecuador — 0.03%
Ecuador Government International Bond
144A 0.50% 7/31/30 #, ~	358,533	240,220
144A 0.50% 7/31/35 #, ~	939,584	517,946
144A 0.50% 7/31/40 #, ~	430,619	215,314
144A 6.61% 7/31/30 #, ^	101,490	46,686
		1,020,166
Egypt — 0.34%
Egypt Government International Bond
144A 5.577% 2/21/23 #	9,340,000	9,637,619
144A 5.75% 5/29/24 #	1,030,000	1,057,206
7.903% 2/21/48	446,000	424,253
144A 8.70% 3/1/49 #	1,280,000	1,293,371
		12,412,449
El Salvador — 0.02%
El Salvador Government International Bond
144A 7.125% 1/20/50 #	862,000	646,500
		646,500
Gabon — 0.01%
Gabon Government International Bond
144A 6.625% 2/6/31 #	435,000	389,669
		389,669
Georgia — 0.01%
Georgia Government International Bond
6.875% 4/12/21	389,000	396,388
		396,388
Ghana — 0.02%
Ghana Government International Bond
144A 7.875% 3/26/27 #	753,000	734,032
		734,032
Guatemala — 0.02%
Guatemala Government Bond
144A 4.875% 2/13/28 #	594,000	669,735
		669,735

	Principal amount°	Value (US $)

Sovereign Bonds (continued)
Honduras — 0.02%
Honduras Government International Bond
144A 5.625% 6/24/30 #	700,000	$775,250
		775,250
Indonesia — 0.03%
Indonesia Government International Bond
2.95% 1/11/23	500,000	521,547
144A 4.625% 4/15/43 #	387,000	454,560
		976,107
Israel — 0.01%
Israel Government International Bond
2.75% 7/3/30	340,000	372,399
		372,399
Ivory Coast — 0.04%
Ivory Coast Government International Bond
144A 6.125% 6/15/33 #	1,491,000	1,509,269
		1,509,269
Jordan — 0.01%
Jordan Government International Bond
144A 5.75% 1/31/27 #	380,000	393,325
		393,325
Kenya — 0.09%
Kenya Government International Bond
144A 6.875% 6/24/24 #	734,000	779,196
144A 8.00% 5/22/32 #	2,175,000	2,292,581
		3,071,777
Lebanon — 0.01%
Lebanon Government International Bond
6.25% 5/27/22 ‡	2,062,000	318,785
		318,785
Mexico — 0.04%
Mexico Government International Bond
3.25% 4/16/30	807,000	835,415
4.60% 2/10/48	595,000	644,858
		1,480,273

Schedule of investments
Delaware Diversified Income Fund
		Principal amount°	Value (US $)

Sovereign Bonds (continued)
Mongolia — 0.10%
Development Bank of Mongolia 144A 7.25% 10/23/23 #		2,270,000	$2,374,673
Mongolia Government International Bond 144A 5.625% 5/1/23 #		1,226,000	1,279,637
			3,654,310
Morocco — 0.01%
Morocco Government International Bond
144A 1.375% 3/30/26 #	EUR	300,000	347,283
			347,283
Nigeria — 0.04%
Nigeria Government International Bond
144A 7.875% 2/16/32 #		1,410,000	1,372,872
			1,372,872
North Macedonia — 0.01%
North Macedonia Government International Bond
144A 3.675% 6/3/26 #	EUR	300,000	380,818
			380,818
Oman — 0.02%
Oman Government International Bond
144A 6.75% 1/17/48 #		889,000	730,522
			730,522
Panama — 0.24%
Panama Government International Bond
2.252% 9/29/32		500,000	508,125
3.75% 3/16/25		6,489,000	7,109,641
144A 3.75% 4/17/26 #		710,000	769,189
4.50% 5/15/47		365,000	451,430
			8,838,385
Paraguay — 0.19%
Paraguay Government International Bond
144A 4.95% 4/28/31 #		5,200,000	6,084,000
144A 5.40% 3/30/50 #		727,000	888,758
			6,972,758
Peru — 0.03%
Peruvian Government International Bond
2.844% 6/20/30		1,042,000	1,140,011
			1,140,011

		Principal amount°	Value (US $)

Sovereign Bonds (continued)
Philippines — 0.02%
Philippine Government International Bond
2.457% 5/5/30		700,000	$749,667
			749,667
Qatar — 0.12%
Qatar Government International Bond
144A 3.40% 4/16/25 #		200,000	219,752
144A 4.00% 3/14/29 #		1,905,000	2,235,917
144A 4.40% 4/16/50 #		1,569,000	2,002,656
			4,458,325
Romania — 0.20%
Romanian Government International Bond
144A 3.00% 2/14/31 #		6,410,000	6,655,400
144A 3.375% 1/28/50 #	EUR	359,000	436,252
			7,091,652
Russia — 0.07%
Russian Foreign Bond - Eurobond
144A 4.25% 6/23/27 #		1,600,000	1,800,111
144A 5.25% 6/23/47 #		600,000	788,966
			2,589,077
Saudi Arabia — 0.02%
Saudi Government International Bond
144A 2.90% 10/22/25 #		300,000	321,132
144A 3.625% 3/4/28 #		395,000	438,999
			760,131
Senegal — 0.02%
Senegal Government International Bond
144A 6.75% 3/13/48 #		563,000	552,059
			552,059
Serbia — 0.01%
Serbia International Bond
144A 3.125% 5/15/27 #	EUR	400,000	507,617
			507,617
South Africa — 0.03%
Republic of South Africa Government International Bond
4.875% 4/14/26		331,000	343,992
5.75% 9/30/49		595,000	538,201
			882,193

Schedule of investments
Delaware Diversified Income Fund
	Principal amount°	Value (US $)

Sovereign Bonds (continued)
Sri Lanka — 0.02%
Sri Lanka Government International Bond
144A 6.20% 5/11/27 #	1,155,000	$623,700
144A 7.55% 3/28/30 #	310,000	167,372
		791,072
Trinidad and Tobago — 0.01%
Trinidad & Tobago Government International Bond
144A 4.50% 6/26/30 #	350,000	355,688
		355,688
Turkey — 0.05%
Turkey Government International Bond
6.35% 8/10/24	300,000	296,556
7.625% 4/26/29	1,600,000	1,616,616
		1,913,172
Ukraine — 0.06%
Ukraine Government International Bond
144A 7.75% 9/1/26 #	2,192,000	2,222,754
		2,222,754
Uruguay — 0.09%
Uruguay Government International Bond
4.375% 1/23/31	2,635,000	3,185,886
		3,185,886
Uzbekistan — 0.04%
Republic of Uzbekistan Bond
144A 5.375% 2/20/29 #	1,126,000	1,250,378
		1,250,378
Total Sovereign Bonds (cost $87,312,028)		88,577,541

Supranational Banks — 0.10%
Banco Latinoamericano de Comercio Exterior 144A 2.375% 9/14/25 #	500,000	512,315
Banque Ouest Africaine de Developpement
144A 4.70% 10/22/31 #	2,309,000	2,429,230
144A 5.00% 7/27/27 #	723,000	777,948
Total Supranational Banks (cost $3,515,665)		3,719,493

US Treasury Obligations — 11.77%
US Treasury Bond 4.375% 2/15/38	21,040,000	31,483,566

	Principal amount°	Value (US $)

US Treasury Obligations (continued)
US Treasury Inflation Indexed Notes
0.125% 1/15/30	95,730,342	$104,513,199
0.125% 7/15/30	67,876,301	74,502,793
US Treasury Notes
0.25% 9/30/25	124,300,000	123,547,401
0.625% 8/15/30	59,515,000	58,134,067
1.625% 8/15/29	1,460,000	1,563,455

US Treasury Strip Principal 2.26% 5/15/44 ^	47,005,000	32,257,745
Total US Treasury Obligations (cost $418,379,537)		426,002,226
	Number of shares
Common Stock — 0.00%
Communications — 0.00%
Century Communications =, †	7,875,000	0
		0
Total Common Stock (cost $238,403)		0

Preferred Stock — 0.10%
USB Realty 144A 1.384% (LIBOR03M + 1.147%) #, •	4,485,000	3,489,330
Total Preferred Stock (cost $3,482,875)		3,489,330

Short-Term Investments — 2.54%
Money Market Mutual Funds — 2.54%
BlackRock FedFund – Institutional Shares (seven-day effective yield 0.00%)	23,006,275	23,006,275
Fidelity Investments Money Market Government Portfolio – Class I (seven-day effective yield 0.01%)	23,006,275	23,006,275
GS Financial Square Government Fund – Institutional Shares (seven-day effective yield 0.00%)	23,006,275	23,006,275
Morgan Stanley Government Portfolio – Institutional Share Class (seven-day effective yield 0.00%)	23,006,275	23,006,275
Total Short-Term Investments (cost $92,025,100)		92,025,100
Total Value of Securities Before Securities Lending Collateral—100.02% (cost $3,500,333,611)		3,620,291,249

Schedule of investments
Delaware Diversified Income Fund
	Principal amount	Value (US $)
Securities Lending Collateral** — 1.39%
Repurchase Agreements — 1.39%
Bank of Montreal 0.07%, dated 10/30/20, to be repurchased on 11/2/20, repurchase price $11,701,052 (collateralized by US government obligations 0.125%−7.875% 2/15/21−10/15/24; market value $11,935,034)	11,700,984	$11,700,984
Bank of Nova Scotia 0.07%, dated 10/30/20, to be repurchased on 11/2/20, repurchase price $11,701,052 (collateralized by US government obligations 0.00%−8.00% 11/5/20−8/15/25; market value $11,935,085)	11,700,984	11,700,984
BofA Securities 0.07%, dated 10/30/20, to be repurchased on 11/2/20, repurchase price $11,701,052 (collateralized by US government obligations 1.75% 12/31/24; market value $11,935,022)	11,700,984	11,700,984
Credit Agricole 0.07%, dated 10/30/20, to be repurchased on 11/2/20, repurchase price $11,701,052 (collateralized by US government obligations 2.50% 1/31/25; market value $11,935,043)	11,700,984	11,700,984
JP Morgan Securities 0.07%, dated 10/30/20, to be repurchased on 11/2/20, repurchase price $3,448,407 (collateralized by US government obligations 0.155%−2.625% 7/31/22−3/31/25; market value $3,517,362)	3,448,387	3,448,387
Total Securities Lending Collateral** (cost $50,252,323)		50,252,323
Total Value of Securities—101.41% (cost $3,550,585,934)		$3,670,543,572■
°	Principal amount shown is stated in USD unless noted that the security is denominated in another currency.
†	Non-income producing security.
~	Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Stated rate in effect at October 31, 2020.
Δ	Securities have been classified by country of origin.
X	This loan will settle after October 31, 2020, at which time the interest rate, based on the LIBOR and the agreed upon spread on trade date, will be reflected.
=	The value of this security was determined using significant unobservable inputs and is reported as a Level 3 security in the disclosure table located in Note 3 in “Notes to financial statements.”
‡	Non-income producing security. Security is currently in default.
«	PIK. The first payment of cash and/or principal will be made after October 31, 2020.

**	See Note 10 in “Notes to financial statements” for additional information on securities lending collateral.
*	PIK. 100% of the income received was in the form of both cash and principal.
μ	Fixed to variable rate investment. The rate shown reflects the fixed rate in effect at October 31, 2020. Rate will reset at a future date.
#	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At October 31, 2020, the aggregate value of Rule 144A securities was $996,358,643, which represents 27.53% of the Fund's net assets. See Note 11 in “Notes to financial statements.”
♦	Pass Through Agreement. Security represents the contractual right to receive a proportionate amount of underlying payments due to the counterparty pursuant to various agreements related to the rescheduling of obligations and the exchange of certain notes.
^	Zero-coupon security. The rate shown is the effective yield at the time of purchase.
Ω	Principal only security. A principal only security is the principal only portion of a fixed income security which is separated and sold individually from the interest portion of the security.
•	Variable rate investment. Rates reset periodically. Rate shown reflects the rate in effect at October 31, 2020. For securities based on a published reference rate and spread, the reference rate and spread are indicated in their descriptions. The reference rate descriptions (i.e. LIBOR03M, LIBOR06M, etc.) used in this report are identical for different securities, but the underlying reference rates may differ due to the timing of the reset period. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions, or for mortgage-backed securities, are impacted by the individual mortgages which are paying off over time. These securities do not indicate a reference rate and spread in their descriptions.
φ	Step coupon bond. Stated rate in effect at October 31, 2020 through maturity date.
ψ	No contractual maturity date.
■	Includes $48,563,862 of securities loaned.
Unfunded Loan Commitments
The Fund may invest in floating rate loans. In connection with these investments, the Fund may also enter into unfunded corporate loan commitments (commitments). Commitments may obligate the Fund to furnish temporary financing to a borrower until permanent financing can be arranged. In connection with these commitments, the Fund earns a commitment fee, typically set as a percentage of the commitment amount. The following unfunded loan commitments were outstanding at October 31, 2020:
Borrower	Principal Amount	Commitment	Value	Unrealized Appreciation (Depreciation)
Grupo Aeromexico 12.50% 8/19/22	$3,500,000	$3,500,000	$3,500,000	$—
Grupo Aeromexico TBD 8/19/22	$1,750,000	$1,750,000	$1,750,000	$—

Schedule of investments
Delaware Diversified Income Fund
The following foreign currency exchange contracts, futures contracts and swap contracts were outstanding at October 31, 2020:1
Foreign Currency Exchange Contracts
Counterparty	Currency to Receive (Deliver)		In Exchange For		Settlement Date	Unrealized Appreciation	Unrealized Depreciation
JPMCB	EUR	31,125,000	USD	(36,436,792)	1/15/21	$—	$(116,702)
JPMCB	EUR	(1,635,000)	USD	1,921,039	1/22/21	12,851	—
Total Foreign Currency Exchange Contracts						$12,851	$(116,702)
Futures Contracts
Contracts to Buy (Sell)		Notional Amount	Notional Cost (Proceeds)	Expiration Date	Value/ Unrealized Appreciation	Value/ Unrealized Depreciation	Variation Margin Due from (Due to) Brokers
474	US Treasury 5 yr Notes	$59,535,141	$59,688,092	12/31/20	$—	$(152,951)	$(22,221)
(925)	US Treasury 10 yr Notes	(127,852,344)	(129,193,976)	12/21/20	1,341,632	—	173,437
345	US Treasury 10 yr Ultra Notes	54,262,031	55,233,196	12/21/20	—	(971,165)	(118,594)
(33)	US Treasury 10 yr Ultra Notes	(5,190,281)	(5,260,336)	12/21/20	70,055	—	11,344
Total Futures Contracts			$(19,533,024)		$1,411,687	$(1,124,116)	$43,966

Swap Contracts
CDS Contracts[2]
Counterparty/ Reference Obligation/ Termination Date/ Payment Frequency	Notional Amount[3]	Annual Protection Payments	Value	Upfront Payments Paid (Received)	Unrealized Appreciation[4]	Unrealized Depreciation[4]	Variation Margin Due from (Due to) Brokers
Over-The-Counter:
Protection Purchased/Moody’s Ratings:
JPMCB-Mexico 3.60% 12/31/22 WR 6/20/25-Quarterly	9,960,000	1.000%	$70,031	$660,420	$—	$(590,389)	$—
The use of foreign currency exchange contracts, futures contracts, and swap contracts involves elements of market risk and risks in excess of the amounts disclosed in these financial statements. The notional amounts and foreign currency exchange contract presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.
[1]	See Note 8 in "Notes to financial statements."
[2]	A CDS contract is a risk-transfer instrument through which one party (purchaser of protection) transfers to another party (seller of protection) the financial risk of a credit event (as defined in the CDS agreement), as it relates to a particular reference security or basket of securities (such as an index). Periodic payments (receipts) on such contracts are accrued daily and recorded as unrealized losses (gains) on swap contracts. Upon payment (receipt), such amounts are recorded as realized losses (gains) on swap contracts. Upfront payments made or received in connection with CDS contracts are amortized over the expected life of the CDS contracts as unrealized losses (gains) on swap contracts. The change in value of CDS contracts is recorded daily as unrealized appreciation or depreciation. A realized gain or loss is recorded upon a credit event (as defined in the CDS agreement) or the maturity or termination of the CDS agreement.
[3]	Notional amount shown is stated in USD unless noted that the swap is denominated in another currency.
[4]	Unrealized appreciation (depreciation) does not include periodic interest payments (receipt) on swap contracts accrued daily in the amount of $(11,067).
Summary of abbreviations:
ABS – Asset-Backed Security
ARM – Adjustable Rate Mortgage

Schedule of investments
Delaware Diversified Income Fund
Summary of abbreviations: (continued)
BB – Barclays Bank
CD – Certificate of Deposit
CDS – Credit Default Swap
CLO – Collateralized Loan Obligation
DAC – Designated Activity Company
DB – Deutsche Bank AG
FREMF – Freddie Mac Multifamily
GNMA – Government National Mortgage Association
GS – Goldman Sachs
ICE – Intercontinental Exchange, Inc.
JPM – JPMorgan
JPMCB – JPMorgan Chase Bank
JSC – Joint Stock Company
LB – Lehman Brothers
LIBOR – London interbank offered rate
LIBOR01M – ICE LIBOR USD 1 Month
LIBOR03M – ICE LIBOR USD 3 Month
LIBOR06M – ICE LIBOR USD 6 Month
MASTR – Mortgage Asset Securitization Transactions, Inc.
PIK – Payment-in-kind
PJSC – Private Joint Stock Company
REMIC – Real Estate Mortgage Investment Conduit
S.F. – Single Family
TBA – To be announced
TBD – To be determined
yr – Year
Summary of currencies:
EUR – European Monetary Unit
USD – US Dollar
See accompanying notes, which are an integral part of the financial statements.

Statement of assets and liabilities
Delaware Diversified Income Fund	October 31, 2020
Assets:
Investments, at value*,†	$3,620,291,249
Short-term investments held as collateral for loaned securities, at value=	50,252,323
Cash	4,167,281
Cash collateral due from broker	792,266
Foreign currencies, at valueΔ	100,755
Receivable for securities sold	2,633,572
Dividends and interest receivable	23,467,066
Receivable for fund shares sold	9,180,254
Variation margin due from broker on future contracts	43,966
Unrealized appreciation on foreign currency exchange contracts	12,851
Upfront payments paid on over the counter credit default swap contracts	660,420
Securities lending income receivable	13,584
Total Assets	3,711,615,587
Liabilities:
Obligation to return securities lending collateral	50,269,347
Payable for securities purchased	29,070,938
Payable for fund shares redeemed	8,370,292
Distribution payable	1,475,197
Investment management fees payable to affiliates	916,369
Other accrued expenses	783,593
Unrealized depreciation on over the counter credit default swap contracts	590,389
Distribution fees payable to affiliates	297,511
Unrealized depreciation on foreign currency exchange contracts	116,702
Cash collateral due to broker	50,000
Dividend disbursing and transfer agent fees and expenses payable to affiliates	28,546
Trustees' fees and expenses payable to affiliates	14,600
Accounting and administration expenses payable to affiliates	10,884
Legal fees payable to affiliates	4,187
Reports and statements to shareholders expenses payable to affiliates	3,663
Swap payments payable	1,829
Total Liabilities	92,004,047
Total Net Assets	$3,619,611,540

Net Assets Consist of:
Paid-in capital	$3,519,146,784
Total distributable earnings (loss)	100,464,756
Total Net Assets	$3,619,611,540

Statement of assets and liabilities
Delaware Diversified Income Fund
Net Asset Value

Class A:
Net assets	$733,934,671
Shares of beneficial interest outstanding, unlimited authorization, no par	79,542,494
Net asset value per share	$9.23
Sales charge	4.50%
Offering price per share, equal to net asset value per share / (1 - sales charge)	$9.66

Class C:
Net assets	$149,706,418
Shares of beneficial interest outstanding, unlimited authorization, no par	16,230,351
Net asset value per share	$9.22

Class R:
Net assets	$26,403,033
Shares of beneficial interest outstanding, unlimited authorization, no par	2,863,231
Net asset value per share	$9.22

Institutional Class:
Net assets	$2,671,510,392
Shares of beneficial interest outstanding, unlimited authorization, no par	289,348,164
Net asset value per share	$9.23

Class R6:
Net assets	$38,057,026
Shares of beneficial interest outstanding, unlimited authorization, no par	4,122,039
Net asset value per share	$9.23
*Investments, at cost	$3,500,333,611
†Including securities on loan	48,563,862
=Short-term investments held as collateral for loaned securities, at cost	50,252,323
ΔForeign currencies, at cost	113,626
See accompanying notes, which are an integral part of the financial statements.

Statement of operations
Delaware Diversified Income Fund	Year ended October 31, 2020
Investment Income:
Interest	$112,851,642
Dividends	726,007
Securities lending income	223,347
113,800,996

Expenses:
Management fees	16,663,613
Distribution expenses — Class A	1,816,609
Distribution expenses — Class C	2,037,225
Distribution expenses — Class R	151,717
Dividend disbursing and transfer agent fees and expenses	3,654,194
Accounting and administration expenses	624,114
Reports and statements to shareholders expenses	347,968
Trustees' fees and expenses	207,692
Legal fees	142,478
Custodian fees	116,749
Registration fees	104,639
Audit and tax fees	62,124
Other	182,485
26,111,607
Less expenses waived	(6,149,006)
Less expenses paid indirectly	(18,650)
Total operating expenses	19,943,951
Net Investment Income	93,857,045

Statement of operations
Delaware Diversified Income Fund
Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	$108,262,012
Foreign currencies	(65,459)
Foreign currency exchange contracts	780,996
Futures contracts	3,759,810
Options purchased	(92,831)
Swap contracts	1,941,765
Net realized gain	114,586,293

Net change in unrealized appreciation (depreciation) of:
Investments	34,092,224
Foreign currencies	(5,720)
Foreign currency exchange contracts	(97,797)
Futures contracts	6,838,124
Swap contracts	(1,292,623)
Net change in unrealized appreciation (depreciation)	39,534,208
Net Realized and Unrealized Gain	154,120,501
Net Increase in Net Assets Resulting from Operations	$247,977,546
See accompanying notes, which are an integral part of the financial statements.

Statements of changes in net assets
Delaware Diversified Income Fund
	Year ended
	10/31/20	10/31/19
Increase in Net Assets from Operations:
Net investment income	$93,857,045	$123,844,457
Net realized gain	114,586,293	128,312,246
Net change in unrealized appreciation (depreciation)	39,534,208	173,864,463
Net increase in net assets resulting from operations	247,977,546	426,021,166

Dividends and Distributions to Shareholders from:
Distributable earnings:
Class A	(21,122,241)	(22,544,242)
Class C	(4,397,534)	(8,073,410)
Class R	(806,439)	(1,197,989)
Institutional Class	(82,233,267)	(92,317,482)
Class R6	(993,617)	(718,779)

Return of capital:
Class A	—	(2,021,690)
Class C	—	(674,723)
Class R	—	(97,155)
Institutional Class	—	(7,043,737)
Class R6	—	(63,430)
	(109,553,098)	(134,752,637)

Capital Share Transactions:
Proceeds from shares sold:
Class A	179,125,617	194,863,391
Class C	18,526,577	24,525,491
Class R	7,056,142	6,656,272
Institutional Class	945,627,888	968,865,207
Class R6	26,009,599	9,817,748

Net asset value of shares issued upon reinvestment of dividends and distributions:
Class A	20,011,247	23,256,589
Class C	4,188,456	8,181,972
Class R	810,214	1,268,443
Institutional Class	80,019,030	89,527,168
Class R6	888,885	682,694
	1,282,263,655	1,327,644,975

Statements of changes in net assets
Delaware Diversified Income Fund
	Year ended
	10/31/20	10/31/19
Capital Share Transactions (continued):
Cost of shares redeemed:
Class A	$(245,218,023)	$(256,450,812)
Class C	(131,855,891)	(189,192,561)
Class R	(18,648,409)	(21,034,017)
Institutional Class	(1,072,460,660)	(1,532,091,068)
Class R6	(13,608,054)	(6,357,789)
	(1,481,791,037)	(2,005,126,247)
Decrease in net assets derived from capital share transactions	(199,527,382)	(677,481,272)
Net Decrease in Net Assets	(61,102,934)	(386,212,743)

Net Assets:
Beginning of year	3,680,714,474	4,066,927,217
End of year	$3,619,611,540	$3,680,714,474
See accompanying notes, which are an integral part of the financial statements.

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Financial highlights
Delaware Diversified Income Fund Class A
Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)
Total from investment operations

Less dividends and distributions from:
Net investment income
Return of capital
Total dividends and distributions

Net asset value, end of period

Total return[3]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets[6]
Ratio of expenses to average net assets prior to fees waived[6]
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived
Portfolio turnover
[1]	The average shares outstanding have been applied for per share information.
[2]	Amount is less than $(0.005) per share.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.
[4]	Total return during the period reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.
[5]	General Motors term loan litigation were included in total return. If excluded, the impact on the total return would be 0.31% lower. See Note 13 in “Notes to financial statements.”
[6]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.

Year ended
10/31/20	10/31/19	10/31/18	10/31/17	10/31/16
$8.85	$8.19	$8.74	$8.81	$8.74

0.22	0.27	0.29	0.28	0.22
0.42	0.68	(0.53)	(0.03)	0.12
0.64	0.95	(0.24)	0.25	0.34

(0.26)	(0.27)	(0.25)	(0.32)	(0.26)
—	(0.02)	(0.06)	—[2]	(0.01)
(0.26)	(0.29)	(0.31)	(0.32)	(0.27)

$9.23	$8.85	$8.19	$8.74	$8.81

7.37%[4]	11.82%[4,5]	(2.77%)[4]	2.89%	3.96%

$733,935	$751,229	$734,630	$893,311	$1,259,472
0.69%	0.70%	0.77%	0.89%	0.89%
0.86%	0.88%	0.87%	0.89%	0.89%
2.47%	3.16%	3.37%	3.24%	2.54%
2.30%	2.98%	3.27%	3.24%	2.54%
112%	167%	122%	125%	240%

Financial highlights
Delaware Diversified Income Fund Class C
Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)
Total from investment operations

Less dividends and distributions from:
Net investment income
Return of capital
Total dividends and distributions

Net asset value, end of period

Total return[3]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets[6]
Ratio of expenses to average net assets prior to fees waived[6]
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived
Portfolio turnover
[1]	The average shares outstanding have been applied for per share information.
[2]	Amount is less than $(0.005) per share.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.
[4]	Total return during the period reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.
[5]	General Motors term loan litigation were included in total return. If excluded, the impact on the total return would be 0.31% lower. See Note 13 in “Notes to financial statements.”
[6]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.

Year ended
10/31/20	10/31/19	10/31/18	10/31/17	10/31/16
$8.85	$8.19	$8.74	$8.81	$8.74

0.15	0.20	0.22	0.22	0.16
0.41	0.69	(0.52)	(0.04)	0.11
0.56	0.89	(0.30)	0.18	0.27

(0.19)	(0.21)	(0.19)	(0.25)	(0.19)
—	(0.02)	(0.06)	—[2]	(0.01)
(0.19)	(0.23)	(0.25)	(0.25)	(0.20)

$9.22	$8.85	$8.19	$8.74	$8.81

6.45%[4]	10.99%[4,5]	(3.49%)[4]	2.13%	3.19%

$149,707	$250,652	$382,168	$620,954	$879,706
1.44%	1.45%	1.52%	1.64%	1.64%
1.61%	1.63%	1.62%	1.64%	1.64%
1.72%	2.41%	2.62%	2.49%	1.79%
1.55%	2.23%	2.52%	2.49%	1.79%
112%	167%	122%	125%	240%

Financial highlights
Delaware Diversified Income Fund Class R
Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)
Total from investment operations

Less dividends and distributions from:
Net investment income
Return of capital
Total dividends and distributions

Net asset value, end of period

Total return[3]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets[6]
Ratio of expenses to average net assets prior to fees waived[6]
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived
Portfolio turnover
[1]	The average shares outstanding have been applied for per share information.
[2]	Amount is less than $(0.005) per share.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[4]	Total return during the period reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.
[5]	General Motors term loan litigation were included in total return. If excluded, the impact on the total return would be 0.31% lower. See Note 13 in “Notes to financial statements.”
[6]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.

Year ended
10/31/20	10/31/19	10/31/18	10/31/17	10/31/16
$8.85	$8.19	$8.73	$8.81	$8.73

0.20	0.25	0.27	0.26	0.20
0.41	0.68	(0.52)	(0.04)	0.13
0.61	0.93	(0.25)	0.22	0.33

(0.24)	(0.25)	(0.23)	(0.30)	(0.24)
—	(0.02)	(0.06)	—[2]	(0.01)
(0.24)	(0.27)	(0.29)	(0.30)	(0.25)

$9.22	$8.85	$8.19	$8.73	$8.81

6.99%[4]	11.54%[4,5]	(2.90%)[4]	2.52%	3.82%

$26,403	$36,082	$46,060	$61,630	$77,484
0.94%	0.95%	1.02%	1.14%	1.14%
1.11%	1.13%	1.12%	1.14%	1.14%
2.22%	2.91%	3.12%	2.99%	2.29%
2.05%	2.73%	3.02%	2.99%	2.29%
112%	167%	122%	125%	240%

Financial highlights
Delaware Diversified Income Fund Institutional Class
Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)
Total from investment operations

Less dividends and distributions from:
Net investment income
Return of capital
Total dividends and distributions

Net asset value, end of period

Total return[3]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets[6]
Ratio of expenses to average net assets prior to fees waived[6]
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived
Portfolio turnover
[1]	The average shares outstanding have been applied for per share information.
[2]	Amount is less than $(0.005) per share.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[4]	Total return during the period reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.
[5]	General Motors term loan litigation were included in total return. If excluded, the impact on the total return would be 0.31% lower. See Note 13 in “Notes to financial statements.”
[6]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.

Year ended
10/31/20	10/31/19	10/31/18	10/31/17	10/31/16
$8.86	$8.20	$8.74	$8.82	$8.74

0.25	0.29	0.31	0.30	0.24
0.40	0.68	(0.52)	(0.04)	0.13
0.65	0.97	(0.21)	0.26	0.37

(0.28)	(0.29)	(0.27)	(0.34)	(0.28)
—	(0.02)	(0.06)	—[2]	(0.01)
(0.28)	(0.31)	(0.33)	(0.34)	(0.29)

$9.23	$8.86	$8.20	$8.74	$8.82

7.52%[4]	12.09%[4,5]	(2.41%)[4]	3.03%	4.34%

$2,671,510	$2,619,167	$2,886,234	$2,819,555	$2,672,906
0.44%	0.45%	0.52%	0.64%	0.64%
0.61%	0.63%	0.62%	0.64%	0.64%
2.72%	3.41%	3.62%	3.49%	2.79%
2.55%	3.23%	3.52%	3.49%	2.79%
112%	167%	122%	125%	240%

Financial highlights
Delaware Diversified Income Fund Class R6
Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[2]
Net realized and unrealized gain (loss)
Total from investment operations

Less dividends and distributions from:
Net investment income
Return of capital
Total dividends and distributions

Net asset value, end of period

Total return[4]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets[7]
Ratio of expenses to average net assets prior to fees waived[7]
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived
Portfolio turnover
[1]	Date of commencement of operations; ratios have been annualized and total return has not been annualized.
[2]	The average shares outstanding have been applied for per share information.
[3]	Amount is less than $(0.005) per share.
[4]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[5]	Total return during the period reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.
[6]	General Motors term loan litigation were included in total return. If excluded, the impact on the total return would be 0.31% lower. See Note 13 in “Notes to financial statements.”
[7]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
[8]	Portfolio turnover is representative of the Fund for the entire year.
See accompanying notes, which are an integral part of the financial statements.

Year ended				5/2/16[1] to 10/31/16
10/31/20	10/31/19	10/31/18	10/31/17
$8.86	$8.20	$8.74	$8.81	$8.75

0.25	0.30	0.31	0.31	0.12
0.41	0.68	(0.51)	(0.04)	0.08
0.66	0.98	(0.20)	0.27	0.20

(0.29)	(0.30)	(0.28)	(0.34)	(0.13)
—	(0.02)	(0.06)	—[3]	(0.01)
(0.29)	(0.32)	(0.34)	(0.34)	(0.14)

$9.23	$8.86	$8.20	$8.74	$8.81

7.61%[5]	12.18%[5,6]	(2.33%)[5]	3.14%	2.50%

$38,057	$23,584	$17,835	$12,935	$2
0.36%	0.36%	0.44%	0.55%	0.55%
0.53%	0.54%	0.54%	0.55%	0.55%
2.80%	3.50%	3.70%	3.57%	2.75%
2.63%	3.32%	3.60%	3.57%	2.75%
112%	167%	122%	125%	240%[8]

Notes to financial statements
Delaware Diversified Income Fund	October 31, 2020
Delaware Group® Adviser Funds (Trust) is organized as a Delaware statutory trust and offers two series: Delaware Diversified Income Fund and Delaware U.S. Growth Fund. These financial statements and related notes pertain to Delaware Diversified Income Fund (Fund). The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940, as amended (1940 Act), and offers Class A, Class C, Class R, Institutional Class, and Class R6 shares. Class A shares are sold with a maximum front-end sales charge of 4.50%. Class A share purchases of $1,000,000 or more will incur a contingent deferred sales charge (CDSC) instead of a front-end sales charge of 1.00%, if redeemed during the first year, and 0.50% during the second year, provided that Delaware Distributors, L.P. (DDLP) paid a financial advisor a commission on the purchase of those shares. Class C shares are sold with a CDSC of 1.00%, which will be incurred if redeemed during the first 12 months. Class R, Institutional Class, and Class R6 shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Class R6 shares do not pay any service fees, sub-accounting fees, and/or sub-transfer agency fees to any brokers, dealers, or other financial intermediaries.
1. Significant Accounting Policies
The Fund follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services − Investment Companies. The following accounting policies are in accordance with US generally accepted accounting principles
(US GAAP) and are consistently followed by the Fund.
Security Valuation —  Equity securities, except those traded on the Nasdaq Stock Market LLC (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Equity securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If, on a particular day, an equity security does not trade, the mean between the bid and ask prices will be used, which approximates fair value. Open-end investment companies are valued at their published net asset value (NAV). US government and agency securities are valued at the mean between the bid and ask prices, which approximates fair value. Other debt securities, credit default swap (CDS) contracts, interest rate swap options contracts (swaptions) and interest rate swap contracts are valued based upon valuations provided by an independent pricing service or broker/counterparty and reviewed by management. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. Valuations for fixed income securities utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations. For asset-backed securities, collateralized mortgage obligations, commercial mortgage securities, and US government agency mortgage securities, pricing vendors utilize matrix pricing which considers prepayment speed, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity, and type as well as broker/dealer-supplied prices. Swap prices are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades, and values of the underlying reference instruments. Foreign currency exchange contracts and foreign cross currency exchange contracts are valued at the mean between the bid and ask prices, which approximates fair value. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Futures contracts and options on futures contracts are valued at the daily quoted settlement prices. Exchange-traded options are valued at the last reported sale price or, if no sales are reported, at the mean between the last reported bid and ask prices, which approximates fair value. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Trust’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. Restricted securities are valued at fair value using methods approved by the Board.
Federal and Foreign Income Taxes —  No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are
“more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken or expected to be taken on the Fund’s federal income tax returns through the year ended October 31, 2020 and for all open tax years (years ended October 31, 2017–October 31, 2019), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in “Other” on the “Statement of operations.” In regard to foreign taxes only, the Fund has open tax years in certain foreign countries in which it invests that may date back to the inception of the Fund. During the year ended October 31, 2020, the Fund did not incur any interest or tax penalties.
Class Accounting —  Investment income and common expenses are allocated to the various classes of the Fund on the basis of “settled shares” of each class in relation to the net assets of the Fund. Realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class. Class R6 shares will not be allocated any expenses related to service fees, sub-accounting fees, and/or sub-transfer agency fees paid to brokers, dealers, or other financial intermediaries.
Repurchase Agreements —  The Fund may purchase certain US government securities subject to the counterparty’s agreement to repurchase them at an agreed upon date and price. The counterparty will be required on a daily basis to maintain the value of the collateral subject to the agreement at not less than the repurchase price (including accrued interest). The agreements are conditioned upon the collateral being deposited under the Federal Reserve book-entry system with the Fund’s custodian or a third-party sub-custodian. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. All open repurchase agreements as of the date of this report were entered into on October 30, 2020, and matured on the next business day.
To Be Announced Trades (TBA) —  The Fund may contract to purchase or sell securities for a fixed price at a transaction date beyond the customary settlement period (examples: when issued, delayed

Notes to financial statements
Delaware Diversified Income Fund
1. Significant Accounting Policies (continued)
delivery, forward commitment, or TBA transactions) consistent with the Fund’s ability to manage its investment portfolio and meet redemption requests. These transactions involve a commitment by the Fund to purchase or sell securities for a predetermined price or yield with payment and delivery taking place more than three days in the future, or after a period longer than the customary settlement period for that type of security. No interest will be earned by the Fund on such purchases until the securities are delivered or the transaction is completed; however, the market value may change prior to delivery.
Foreign Currency Transactions —  Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date in accordance with the Fund’s prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into US dollars at the exchange rate of such currencies against the US dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund generally bifurcates that portion of realized gains and losses on investments in debt securities which is due to changes in foreign exchange rates from that which is due to changes in market prices of debt securities. That portion of gains (losses), attributable to changes in foreign exchange rates, is included on the “Statement of operations” under “Net realized gain (loss) on foreign currencies.” The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.
Use of Estimates —  The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.
Other —  Expenses directly attributable to the Fund are charged directly to the Fund. Other expenses common to various funds within the Delaware Funds® by Macquarie (Delaware Funds) are generally allocated among such funds on the basis of average net assets. Management fees and certain other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums on debt securities are accreted or amortized to interest income, respectively, over the lives of the respective securities using the effective interest method. Realized gains (losses) on paydowns of asset- and mortgage-backed securities are classified as interest income. Withholding taxes and reclaims on foreign interest have been recorded in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. The Fund may pay foreign capital gains taxes on certain foreign securities held, which are reported as components of realized losses for financial reporting purposes, whereas such components are treated as ordinary loss for federal income tax purposes. The Fund will accrue such taxes as applicable based upon current interpretations of the tax rules and regulations that exist in the markets in which it invests. The Fund declares dividends daily from net investment income and pays the dividends monthly and declares and pays dividends from net realized gain on investments, if any, annually. The Fund may distribute more frequently, if necessary for tax purposes. Dividends and distributions, if any, are recorded on the ex-dividend date.
The Fund receives earnings credits from its custodian when positive cash balances are maintained, which may be used to offset custody fees. The expenses paid under this arrangement are included on the “Statement of operations” under “Custodian fees” with the corresponding expenses offset included under “Less expenses paid indirectly.” For the year ended October 31, 2020, the Fund earned $16,775 under this arrangement.
The Fund receives earnings credits from its transfer agent when positive cash balances are maintained, which may be used to offset transfer agent fees. If the amount earned is greater than $1, the expenses paid under this arrangement are included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses” with the corresponding expenses offset included under “Less expenses paid indirectly.” For the year ended October 31, 2020, the Fund earned $1,875 under this arrangement.
2. Investment Management, Administration Agreements, and Other Transactions with Affiliates
In accordance with the terms of its investment management agreement, the Fund pays Delaware Management Company (DMC), a series of Macquarie Investment Management Business Trust and the investment manager, an annual fee which is calculated daily and paid monthly at the rate of 0.55% on the first $500 million of average daily net assets of the Fund, 0.50% on the next $500 million, 0.45% on the next $1.5 billion, and 0.425% on average daily net assets in excess of $2.5 billion.
DMC has contractually agreed to waive all or a portion, if any, of its management fee and/or pay/reimburse the Fund to the extent necessary to ensure total annual operating expenses (excluding any distribution and service (12b-1) fees, acquired fund fees and expenses, taxes, interest, short sale dividend and interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations) do not exceed 0.45% of the Fund’s Class A, Class C, Class R, and Institutional Class average daily net assets and 0.36% of the Fund’s Class R6 shares average daily net assets from November 1, 2019 through October 31, 2020.* For purposes of those waivers and reimbursements, nonroutine expenses may also include such additional costs and expenses, as may be agreed upon from time to time by the Board and DMC. These waivers and reimbursements apply only to expenses paid directly by the Fund and may be terminated only by agreement of DMC and the Fund. The waivers and reimbursements are accrued daily and received monthly.
DMC may seek investment advice and recommendations from its affiliates: Macquarie Investment Management Europe Limited, Macquarie Investment Management Austria Kapitalanlage AG, and Macquarie Investment Management Global Limited (MIMGL) (together, the “Affiliated Sub-Advisors”). The Manager may also permit these Affiliated Sub-Advisors to execute Fund security trades on behalf of the Manager and exercise investment discretion for securities in certain markets where DMC believes it will be beneficial to utilize an Affiliated Sub-Advisor’s specialized market knowledge. Although the Affiliated Sub-Advisors serve as sub-advisors, DMC has ultimate responsibility for all investment

Notes to financial statements
Delaware Diversified Income Fund
2. Investment Management, Administration Agreements, and Other Transactions with Affiliates
(continued)
advisory services. For these services, DMC, not the Fund, pays each Affiliated Sub-Advisor a portion of its investment management fee.
Delaware Investments Fund Services Company (DIFSC), an affiliate of DMC, provides fund accounting and financial administration oversight services to the Fund. For these services, DIFSC’s fees are calculated daily and paid monthly based on the aggregate daily net assets of all funds within the Delaware Funds at the following annual rates: 0.00475% of the first $35 billion; 0.0040% of the next $10 billion; and 0.0025% of aggregate average daily net assets in excess of $45 billion (Total Fee). Each fund in the Delaware Funds pays a minimum of $4,000, which, in aggregate, is subtracted from the Total Fee. Each fund then pays its portion of the remainder of the Total Fee on a relative NAV basis. This amount is included on the “Statement of operations” under “Accounting and administration expenses.” For the year ended October 31, 2020, the Fund was charged $126,816 for these services.
DIFSC is also the transfer agent and dividend disbursing agent of the Fund. For these services, DIFSC’s fees were calculated daily and paid monthly based on the aggregate daily net assets of the retail funds within the Delaware Funds at the following annual rates: 0.014% of the first $20 billion; 0.011% of the next $5 billion; 0.007% of the next $5 billion; 0.005% of the next $20 billion; and 0.0025% of average daily net assets in excess of $50 billion. The fees payable to DIFSC under the shareholder services agreement described above are allocated among all retail funds in the Delaware Funds on a relative NAV basis. This amount is included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses.” For the year ended October 31, 2020, the Fund was charged $332,303 for these services. Pursuant to a sub-transfer agency agreement between DIFSC and BNY Mellon Investment Servicing (US) Inc. (BNYMIS), BNYMIS provides certain sub-transfer agency services to the Fund. Sub-transfer agency fees are paid by the Fund and are also included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses.” The fees that are calculated daily and paid as invoices are received on a monthly or quarterly basis.
Pursuant to a distribution agreement and distribution plan, the Fund pays DDLP, the distributor and an affiliate of DMC, annual 12b-1 fees of 0.25%, 1.00%, and 0.50% of the average daily net assets of the Class A, Class C, and Class R shares, respectively. The fees are calculated daily and paid monthly. Institutional Class and Class R6 shares do not pay 12b-1 fees.
As provided in the investment management agreement, the Fund bears a portion of the cost of certain resources shared with DMC, including the cost of internal personnel of DMC and/or its affiliates that provide legal, tax, and regulatory reporting services to the Fund. For the year ended October 31, 2020, the Fund was charged $115,928 for internal legal, tax, and regulatory reporting services provided by DMC and/or its affiliates’ employees. This amount is included on the “Statement of operations” under “Legal fees.”
For the year ended October 31, 2020, DDLP earned $42,211 for commissions on sales of the Fund’s Class A shares. For the year ended October 31, 2020, DDLP received gross CDSC commissions of $185 and $10,991 on redemptions of the Fund’s Class A and Class C shares, respectively, and these commissions were entirely used to offset upfront commissions previously paid by DDLP to broker/dealers on sales of those shares.
Trustees’ fees include expenses accrued by the Fund for each Trustee’s retainer and meeting fees. Certain officers of DMC, DIFSC, and DDLP are officers and/or Trustees of the Trust. These officers and Trustees are paid no compensation by the Fund.
In addition to the management fees and other expenses of the Fund, the Fund indirectly bears the investment management fees and other expenses of the investment companies (Underlying Funds) in which it invests. The amount of these fees and expenses incurred indirectly by the Fund will vary based upon the expense and fee levels of the Underlying Funds and the number of shares that are owned of the Underlying Funds at different times.

*The aggregate contractual waiver period covering this report is from April 1, 2019 through
March 1, 2021.
3. Investments
For the year ended October 31, 2020, the Fund made purchases and sales of investment securities other than short-term investments as follows:
Purchases other than US government securities	$1,812,524,594
Purchases of US government securities	2,126,678,841
Sales other than US government securities	1,422,963,272
Sales of US government securities	2,659,122,917
The tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. At October 31, 2020, the cost and unrealized appreciation (depreciation) of investments and derivatives for federal income tax purposes for the Fund were as follows:
Cost of investments and derivatives	$3,569,678,542
Aggregate unrealized appreciation of investments and derivatives	$138,543,130
Aggregate unrealized depreciation of investments and derivatives	(38,084,769)
Net unrealized appreciation of investments and derivatives	$100,458,361
US GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three-level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available under the

Notes to financial statements
Delaware Diversified Income Fund
3. Investments (continued)
circumstances. The Fund's investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-level hierarchy of inputs is summarized as follows:
Level 1  − Inputs are quoted prices in active markets for identical investments. (Examples: equity securities, open-end investment companies, futures contracts, and exchange-traded options contracts)
Level 2  − Other observable inputs, including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, and default rates) or other market-corroborated inputs. (Examples: debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, and fair valued securities)
Level 3  − Significant unobservable inputs, including the Fund's own assumptions used to determine the fair value of investments. (Examples: broker-quoted securities and fair valued securities)
Level 3 investments are valued using significant unobservable inputs. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity, and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.
	Level 1	Level 2	Level 3	Total
Securities
Assets:
Agency Asset-Backed Securities	$—	$2,272	$—	$2,272
Agency Collateralized Mortgage Obligations	—	49,128,323	—	49,128,323
Agency Commercial Mortgage-Backed Securities	—	20,626,846	—	20,626,846
Agency Mortgage-Backed Securities	—	359,509,324	—	359,509,324
Collateralized Debt Obligations	—	72,840,352	—	72,840,352
Common Stock	—	—	—	—
Corporate Bonds	—	1,869,488,289	—	1,869,488,289
Loan Agreements[1]	—	181,889,982	1,750,000	183,639,982
Municipal Bonds	—	1,180,612	—	1,180,612
Non-Agency Asset-Backed Securities	—	70,963,705	—	70,963,705

	Level 1	Level 2	Level 3	Total
Non-Agency Collateralized Mortgage Obligations[1]	$—	$86,092,858	$2,572,000	$88,664,858
Non-Agency Commercial Mortgage-Backed Securities	—	290,432,996	—	290,432,996
Preferred Stock	—	3,489,330	—	3,489,330
Sovereign Bonds	—	88,577,541	—	88,577,541
Supranational Banks	—	3,719,493	—	3,719,493
US Treasury Obligations	—	426,002,226	—	426,002,226
Short-Term Investments	92,025,100	—	—	92,025,100
Securities Lending Collateral	—	50,252,323	—	50,252,323
Total Value of Securities	$92,025,100	$3,574,196,472	$4,322,000	$3,670,543,572

Derivatives[2]
Assets:
Futures Contracts	$1,411,687	$—	$—	$1,411,687
Foreign Currency Exchange Contracts	—	12,851	—	12,851
Liabilities:
Foreign Currency Exchange Contracts	$—	$(116,702)	$—	$(116,702)
Futures Contracts	(1,124,116)	—	—	(1,124,116)
Swap Contracts	—	(590,389)	—	(590,389)
[1]Security type is valued across multiple levels. Level 1 investments represent exchange-traded investments, Level 2 investments represent investments with observable inputs or matrix-priced investments, and Level 3 investments represent investments without observable inputs. The amounts attributed to Level 1 investments, Level 2 investments, and Level 3 investments represent the following percentages of the total market value of these security types:
	Level 1	Level 2	Level 3	Total
Loan Agreements	—	99.05%	0.95%	100.00%
Non-Agency Collateralized Mortgage Obligations	—	97.10%	2.90%	100.00%
2Foreign currency exchange contracts, futures contracts, and swap contracts are valued at the unrealized appreciation (depreciation) on the instrument at the year end.
The security that has been valued at zero on the "Schedule of investments" is considered to be a Level 3 investment in this table.
During the year ended October 31, 2020, there were no transfers between Level 1 investments, Level 2 investments, or Level 3 investments that had a significant impact to the Fund. The Fund's policy is to recognize transfers between levels at the beginning of the reporting period.
A reconciliation of Level 3 investments is presented when the Fund has a significant amount of Level 3 investments at the beginning, interim, or end of the year in relation to the Fund’s net assets. Management has determined not to provide a reconciliation of Level 3 investments as the Level 3 investments were not considered significant to the Fund’s net assets at the beginning, interim, or end of

Notes to financial statements
Delaware Diversified Income Fund
3. Investments (continued)
the year. Management has determined not to provide additional disclosure on Level 3 inputs since the Level 3 investments were not considered significant to the Fund’s net assets at the end of the year.
4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP. Additionally, distributions from net gains on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended October 31, 2020 and 2019 were as follows:
	Year ended
	10/31/20	10/31/19
Ordinary income	$109,553,098	$124,851,902
Return of capital	—	9,900,735
Total	$109,553,098	$134,752,637
5. Components of Net Assets on a Tax Basis
As of October 31, 2020, the components of net assets on a tax basis were as follows:
Shares of beneficial interest	$3,519,146,784
Undistributed ordinary income	1,481,592
Distributions payable	(1,475,197)
Unrealized appreciation of investments, foreign currencies, and derivatives	100,458,361
Net assets	$3,619,611,540
The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales, mark-to-market of foreign currency exchange contracts, mark-to-market of swap contracts, mark-to-market of futures contracts, tax deferral of straddles losses, and market discount and premium on debt instruments.
For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. At October 31, 2020, the Fund utilized $108,459,141 of capital loss carryforwards.

6. Capital Shares
Transactions in capital shares were as follows:
	Year ended
	10/31/20	10/31/19
Shares sold:
Class A	19,813,427	22,787,394
Class C	2,054,828	2,892,843
Class R	786,040	788,782
Institutional Class	104,522,545	113,601,162
Class R6	2,854,734	1,155,819

Shares issued upon reinvestment of dividends and distributions:
Class A	2,228,200	2,729,184
Class C	467,876	966,505
Class R	90,413	149,345
Institutional Class	8,899,219	10,512,575
Class R6	98,482	79,913
	141,815,764	155,663,522

Shares redeemed:
Class A	(27,361,061)	(30,320,193)
Class C	(14,614,348)	(22,191,878)
Class R	(2,091,393)	(2,485,160)
Institutional Class	(119,739,688)	(180,487,124)
Class R6	(1,493,671)	(748,754)
	(165,300,161)	(236,233,109)
Net decrease	(23,484,397)	(80,569,587)
Certain shareholders may exchange shares of one class for shares of another class in the same Fund. These exchange transactions are included as subscriptions and redemptions in the table above and on the “Statements of changes in net assets.” For the years ended October 31, 2020 and 2019, the Fund had the following exchange transactions:
	Exchange Redemptions			Exchange Subscriptions
	Class A Shares	Class C Shares	Institutional Class Shares	Class A Shares	Institutional Class Shares	Class R6 Shares	Value
Year ended
10/31/20	293,413	664,659	9,465	608,714	347,083	12,123	$8,735,392
Year ended
10/31/19	1,699,752	260,053	14,637	246,786	1,728,833	—	16,367,285

Notes to financial statements
Delaware Diversified Income Fund
7. Line of Credit
The Fund, along with certain other funds in the Delaware Funds (Participants), was a participant in a $250,000,000 revolving line of credit (Agreement) intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The amount available under the Agreement was increased to $275,000,000 on May 6, 2020. The Agreement is to be used as described below and operates in substantially the same manner as the original Agreement. The line of credit available under the Agreement expires on November 2, 2020.
Under the Agreement, the Participants were charged an annual commitment fee of 0.15%, which was allocated across the Participants based on a weighted average of the respective net assets of each Participant. The Participants were permitted to borrow up to a maximum of one-third of their net assets under the Agreement. Each Participant was individually, and not jointly, liable for its particular advances, if any, under the line of credit.
The Fund had no amounts outstanding as of October 31, 2020, or at any time during the year then ended.
8. Derivatives
US GAAP requires disclosures that enable investors to understand: (1) how and why an entity uses derivatives; (2) how they are accounted for; and (3) how they affect an entity’s results of operations and financial position.
Foreign Currency Exchange Contracts —  The Fund may enter into foreign currency exchange contracts and foreign cross currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the US dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Fund may also enter these contracts to hedge the US dollar value of securities it already owns that are denominated in foreign currencies. In addition, the Fund may enter into these contracts to facilitate or expedite the settlement of portfolio transactions. The change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
The use of foreign currency exchange contracts and foreign cross currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts and foreign cross currency exchange contracts limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The Fund's maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. The risk is generally mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund's exposure to the counterparty.

During the year ended October 31, 2020, the Fund entered into foreign currency exchange contracts to hedge the US dollar value of securities it already owns that are denominated in foreign currencies to increase/decrease exposure to foreign currencies..
Futures Contracts —  A futures contract is an agreement in which the writer (or seller) of the contract agrees to deliver to the buyer an amount of cash or securities equal to a specific dollar amount times the difference between the value of a specific security or index at the close of the last trading day of the contract and the price at which the agreement is made. The Fund may use futures contracts in the normal course of pursuing its investment objective. The Fund may invest in futures contracts to hedge its existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions. Upon entering into a futures contract, the Fund deposits cash or pledges US government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default. At October 31, 2020, the Fund posted $792,266 cash collateral as margin for open futures contracts.
During the year ended October 31, 2020, the Fund entered into futures contracts to hedge the Fund's existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions.
Options Contracts —  The Fund may enter into options contracts in the normal course of pursuing its investment objective. The Fund may buy or write options contracts for any number of reasons, including without limitation: to manage the Fund’s exposure to changes in securities prices caused by interest rates or market conditions and foreign currencies; as an efficient means of adjusting the Fund’s overall exposure to certain markets; to protect the value of portfolio securities; and as a cash management tool. The Fund may buy or write call or put options on securities, futures, swaps, swaptions, financial indices, and foreign currencies. When the Fund buys an option, a premium is paid and an asset is recorded and adjusted on a daily basis to reflect the current market value of the option purchased. When the Fund writes an option, a premium is received and a liability is recorded and adjusted on a daily basis to reflect the current market value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is treated as realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has a realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the

Notes to financial statements
Delaware Diversified Income Fund
8. Derivatives (continued)
security underlying the written option. When writing options, the Fund is subject to minimal counterparty risk because the counterparty is only obligated to pay premiums and does not bear the market risk of an unfavorable market change. There were no transactions in options written during the year ended October 31, 2020.
During the year ended October 31, 2020, the Fund entered into option contracts to manage the Fund’s exposure to changes in securities prices caused by interest rates or market conditions.
Swap Contracts —  The Fund may enter into interest rate swap contracts and CDS contracts in the normal course of pursuing its investment objective. The Fund may enter into interest rate swaps to manage its sensitivity to interest rates or to hedge against changes in interest rates. The Fund may enter into CDS contracts in order to hedge against a credit event, to enhance total return or to gain exposure to certain securities or markets. The Fund will not be permitted to enter into any swap transactions unless, at the time of entering into such transactions, the unsecured long-term debt of the actual counterparty, combined with any credit enhancements, is rated at least BBB- by Standard & Poor’s Financial Services LLC (S&P) or Baa3 by Moody’s Investors Service, Inc. (Moody’s) or is determined to be of equivalent credit quality by DMC.
Interest Rate Swaps. An interest rate swap contract is an exchange of interest rates between counterparties. In one instance, an interest rate swap involves payments received by the Fund from another party based on a variable or floating interest rate, in return for making payments based on a fixed interest rate. An interest rate swap can also work in reverse with the Fund receiving payments based on a fixed interest rate and making payments based on a variable or floating interest rate. Interest rate swaps may be used to adjust the Fund’s sensitivity to interest rates or to hedge against changes in interest rates. Periodic payments on such contracts are accrued daily and recorded as unrealized appreciation (depreciation) on swap contracts. Upon periodic payment (receipt) or termination of the contract, such amounts are recorded as realized gains or losses on swap contracts. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty over the interest rate swap contract’s remaining life, to the extent that the amount is positive. This risk is mitigated by (1) for bilateral swap contracts, having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty, and (2) for cleared swaps, trading these instruments through a central counterparty. There were no interest rate swap contracts outstanding at October 31, 2020.
Credit Default Swaps. A CDS contract is a risk-transfer instrument through which one party (purchaser of protection) transfers to another party (seller of protection) the financial risk of a credit event (as defined in the CDS agreement), as it relates to a particular reference security or basket of securities (such as an index). In exchange for the protection offered by the seller of protection, the purchaser of protection agrees to pay the seller of protection a periodic amount at a stated rate that is applied to the notional amount of the CDS contract. In addition, an upfront payment may be made or received by the Fund in connection with an unwinding or assignment of a CDS contract. Upon the occurrence of a credit event, the seller of protection would pay the par (or other agreed-upon) value of the reference security (or basket of securities) to the counterparty. Credit events generally include, among others, bankruptcy, failure to pay, and obligation default.
During the year ended October 31, 2020, the Fund entered into CDS contracts as a purchaser and seller of protection, as a hedge against credit events. Periodic payments (receipts) on such contracts are accrued daily and recorded as unrealized losses (gains) on swap contracts. Upon payment (receipt), such amounts are recorded as realized losses (gains) on swap contracts. Upfront payments made or received in connection with CDS contracts are amortized over the expected life of the CDS contracts as unrealized losses (gains) on swap contracts. The change in value of CDS contracts is recorded daily as unrealized appreciation or depreciation. A realized gain or loss is recorded upon a credit event (as defined in the CDS agreement) or the maturity or termination of the agreement. Initial margin and variation margin are posted to central counterparties for centrally cleared CDS basket trades, as determined by the applicable central counterparty.
CDS contracts may involve greater risks than if the Fund had invested in the reference obligation directly. CDS contracts are subject to general market risk, liquidity risk, counterparty risk, and credit risk. The Fund’s maximum risk of loss from counterparty credit risk, either as the seller of protection or the buyer of protection, is the fair value of the contract. This risk is mitigated by (1) for bilateral swap contracts, having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty, and (2) for cleared swaps, trading these instruments through a central counterparty.
During the year ended October 31, 2020, the Fund entered into CDS contracts to hedge against credit events and to gain exposure to certain securities or markets.
Swaps Generally. For centrally cleared swaps, payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The value of open swaps may differ from that which would be realized in the event the Fund terminated its position in the contract on a given day. Risks of entering into these contracts include the potential inability of the counterparty to meet the terms of the contracts. This type of risk is generally limited to the amount of favorable movement in the value of the underlying security, instrument, or basket of instruments, if any, at the day of default. Risks also arise from potential losses from adverse market movements and such losses could exceed the unrealized amounts shown on the “Schedule of investments.”
At October 31, 2020, for bilateral derivative contracts, the Fund received $50,000 in cash collateral for certain open derivatives, which is included in “Cash collateral due to broker” on the “Statement of assets and liabilities.”

Notes to financial statements
Delaware Diversified Income Fund
8. Derivatives (continued)
Fair values of derivative instruments as of October 31, 2020 were as follows:
	Asset Derivatives Fair Value
Statement of Assets and Liabilities Location	Currency Contracts	Interest Rate Contracts	Total
Unrealized appreciation on foreign currency exchange contracts	$12,851	$—	$12,851
Variation margin due from broker on futures contracts*	—	1,411,687	1,411,687
Total	$12,851	$1,411,687	$1,424,538
	Liability Derivatives Fair Value
Statement of Assets and Liabilities Location	Currency Contracts	Interest Rate Contracts	Credit Contracts	Total
Unrealized depreciation on foreign currency exchange contracts	$(116,702)	$—	$—	$(116,702)
Variation margin due to broker on futures contracts*	—	(1,124,116)	—	(1,124,116)
Unrealized depreciation on over the counter credit default swap contracts	—	—	(590,389)	(590,389)
Total	$(116,702)	$(1,124,116)	$(590,389)	$(1,831,207)
*Includes cumulative appreciation (depreciation) of futures contracts from the date the contracts were opened through October 31, 2020. Only current day variation margin is reported on the “Statement of assets and liabilities.”

The effect of derivative instruments on the “Statement of operations” for the year ended
October 31, 2020 was as follows:
	Net Realized Gain (Loss) on:
	Foreign Currency Exchange Contracts	Futures Contracts	Options Purchased	Swap Contracts	Total
Currency contracts	$780,996	$—	$—	$—	$780,996
Interest rate contracts	—	3,759,810	—	—	3,759,810
Equity contracts	—	—	(92,831)	—	(92,831)
Credit contracts	—	—	—	1,971,826	1,971,826
Total	$780,996	$3,759,810	$(92,831)	$1,971,826	$6,419,801
	Net Change in Unrealized Appreciation (Depreciation) of:
	Foreign Currency Exchange Contracts	Futures Contracts	Swap Contracts	Total
Currency contracts	$(97,797)	$—	$—	$(97,797)
Interest rate contracts	—	6,838,124	—	6,838,124
Credit contracts	—	—	(1,322,684)	(1,322,684)
Total	$(97,797)	$6,838,124	$(1,322,684)	$5,417,643
The table below summarizes the average balance of derivative holdings by the Fund during the year ended October 31, 2020:
	Long Derivative Volume	Short Derivative Volume
Foreign currency exchange contracts (average notional value)	$3,944,829	$1,422,706
Futures contracts (average notional value)	368,786,699	154,137,886
Options contracts (average notional value)*	1,038	—
CDS contracts (average notional value)**	7,038,063	2,619,881
*Long represents purchased options and short represents written options.
**Long represents buying protection and short represents selling protection.
9. Offsetting
The Fund entered into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or a similar agreement with certain of its derivative contract counterparties in order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs over-the-counter (OTC) derivatives and foreign exchange contracts and typically contains,

Notes to financial statements
Delaware Diversified Income Fund
9. Offsetting (continued)
among other things, collateral posting items and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out), including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency, or other events.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements on the “Statement of assets and liabilities.”
At October 31, 2020, the Fund had the following assets and liabilities subject to offsetting provisions:
Offsetting of Financial Assets and Liabilities and Derivative Assets and Liabilities
Counterparty	Gross Value of Derivative Asset	Gross Value of Derivative Liability	Net Position
JPMorgan Chase Bank	$12,851	$(707,091)	$(694,240)
Counterparty	Net Position	Fair Value of Non-Cash Collateral Received	Cash Collateral Received(a)	Fair Value of Non-Cash Collateral Pledged	Cash Collateral Pledged	Net Exposure(b)
JPMorgan Chase Bank	$(694,240)	$—	$50,000	$—	$—	$(644,240)
Securities Lending
Securities lending transactions are entered into by the Fund under master securities lending agreements (each, an MSLA) which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, the borrower can resell or re-pledge the loaned securities, and the Fund can reinvest cash collateral, or, upon an event of default, resell or re-pledge the collateral (see also Note 10).

As of October 31, 2020, the following table is a summary of the Fund's securities lending agreements by counterparty which are subject to offset under an MSLA:
Counterparty	Securities Loaned at Value	Cash Collateral Received(a)	Fair Value of Non-Cash Collateral Received	Net Collateral Received	Net Exposure(b)
The Bank of New York Mellon	$48,563,862	$(48,563,862)	$—	$(48,563,862)	$—
(a)The value of the related collateral exceeded the value of the net position, purchase agreements, and securities lending transactions as of October 31, 2020.
(b)Net exposure represents the receivable (payable) that would be due from (to) the counterparty in the event of default.
10. Securities Lending
The Fund, along with other funds in the Delaware Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with The Bank of New York Mellon (BNY Mellon). At the time a security is loaned, the borrower must post collateral equal to the required percentage of the market value of the loaned security, including any accrued interest. The required percentage is: (1) 102% with respect to US securities and foreign securities that are denominated and payable in US dollars; and (2) 105% with respect to foreign securities. With respect to each loan, if on any business day, the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day, which, together with the collateral already held, will be not less than the applicable initial collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable initial collateral requirement, upon the request of the borrower, BNY Mellon must return enough collateral to the borrower by the end of the following business day to reduce the value of the remaining collateral to the applicable initial collateral requirement for such security loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security on any particular day, may be more or less than the value of the security on loan. The collateral percentage with respect to the market value of the loaned security is determined by the security lending agent.
Cash collateral received by each fund of the Trust is generally invested in a series of individual separate accounts, each corresponding to a fund. The investment guidelines permit each separate account to hold certain securities that would be considered eligible securities for a money market fund. Cash collateral received is generally invested in government securities; certain obligations issued by government sponsored enterprises; repurchase agreements collateralized by US Treasury securities; obligations issued by the central government of any Organization for Economic Cooperation and Development (OECD) country or its agencies, instrumentalities, or establishments; obligations of supranational organizations; commercial paper, notes, bonds, and other debt obligations; certificates of deposit, time deposits, and other bank obligations; and asset-backed securities as disclosed on the

Notes to financial statements
Delaware Diversified Income Fund
10. Securities Lending (continued)
“Schedule of investments.” Securities purchased with cash collateral are valued at the market value. The Fund can also accept US government securities and letters of credit (non-cash collateral) in connection with securities loans.
In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Fund or, at the discretion of the lending agent, replace the loaned securities. The Fund continues to record dividends or interest, as applicable, on the securities loaned and is subject to changes in value of the securities loaned that may occur during the term of the loan. The Fund has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Fund receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Fund, the security lending agent, and the borrower. The Fund records security lending income net of allocations to the security lending agent and the borrower.
The Fund may incur investment losses as a result of investing securities lending collateral. This could occur if an investment in the collateral investment account defaulted or became impaired. Under those circumstances, the value of the Fund’s cash collateral account may be less than the amount the Fund would be required to return to the borrowers of the securities and the Fund would be required to make up for this shortfall.
The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of October 31, 2020:
Securities Lending Transactions	Overnight and continuous	Under 30 days	Between 30 & 90 days	Over 90 Days	Total
Repurchase Agreements	$50,252,323	$—	$—	$—	$50,252,323
At October 31, 2020, the value of securities on loan was $48,563,862, for which the Fund received cash collateral of $50,269,249. At October 31, 2020, the value of invested collateral was $50,252,323. Investments purchased with cash collateral are presented on the “Schedule of investments” under the caption “Securities Lending Collateral.”
11. Credit and Market Risk
Beginning in January 2020, global financial markets have experienced and may continue to experience significant volatility resulting from the spread of a novel coronavirus known as COVID-19. The outbreak of COVID-19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand and general market uncertainty. The effects of COVID-19 have and may continue to adversely affect the global economy, the economies of certain nations and individual issuers, all of which may negatively impact the Fund's performance.
When interest rates rise, fixed income securities (i.e. debt obligations) generally will decline in value. These declines in value are greater for fixed income securities with longer maturities or durations.
IBOR risk is the risk that potential changes related to the use of the London interbank offered rate (LIBOR) could have adverse impacts on financial instruments that reference LIBOR. The abandonment of LIBOR could affect the value and liquidity of instruments that reference LIBOR. The use of alternative reference rate products may impact investment strategy performance. These risks may also apply with respect to changes in connection with other interbank offered rates (“IBORs”), such as the euro interbank offered rate (Euribor) or the euro overnight index average (EONIA), which are also the subject of recent reform.
The Fund invests in fixed income securities whose value is derived from an underlying pool of mortgages or consumer loans. The value of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates. Investors receive principal and interest payments as the underlying mortgages or consumer loans are paid back. Some of these securities are collateralized mortgage obligations (CMOs). CMOs are debt securities issued by US government agencies or by financial institutions and other mortgage lenders, which are collateralized by a pool of mortgages held under an indenture. Prepayment of mortgages may shorten the stated maturity of the obligations and can result in a loss of premium, if any has been paid. Certain of these securities may be stripped (securities which provide only the principal or interest feature of the underlying security). The yield to maturity on an interest-only CMO is extremely sensitive not only to changes in prevailing interest rates, but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse effect on the Fund’s yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the securities are rated in the highest rating categories.
The Fund invests in certain obligations that may have liquidity protection designed to ensure that the receipt of payments due on the underlying security is timely. Such protection may be provided through guarantees, insurance policies, or letters of credit obtained by the issuer or sponsor through third parties, through various means of structuring the transaction, or through a combination of such approaches. The Fund will not pay any additional fees for such credit support, although the existence of credit support may increase the price of the security.
The Fund invests a portion of its assets in high yield fixed income securities, which are securities rated lower than BBB- by S&P and Baa3 by Moody’s, or similarly rated by another nationally recognized statistical rating organization. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

Notes to financial statements
Delaware Diversified Income Fund
11. Credit and Market Risk (continued)
Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital, or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.
The securities exchanges of certain foreign markets are substantially smaller, less liquid, and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.
The Fund invests in bank loans and other securities that may subject it to direct indebtedness risk, the risk that the Fund will not receive payment of principal, interest, and other amounts due in connection with these investments and will depend primarily on the financial condition of the borrower. Loans that are fully secured offer the Fund more protection than unsecured loans in the event of nonpayment of scheduled interest or principal, although there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower’s obligation, or that the collateral can be liquidated. Some loans or claims may be in default at the time of purchase. Certain of the loans and the other direct indebtedness acquired by the Fund may involve revolving credit facilities or other standby financing commitments that obligate the Fund to pay additional cash on a certain date or on demand. These commitments may require the Fund to increase its investment in a company at a time when the Fund might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid). To the extent that the Fund is committed to advance additional funds, it will at all times hold and maintain cash or other high-grade debt obligations in an amount sufficient to meet such commitments. When a loan agreement is purchased, the Fund may pay an assignment fee. On an ongoing basis, the Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of the loan agreement. Prepayment penalty fees are received upon the prepayment of a loan agreement by a borrower. Prepayment penalty, facility, commitment, consent, and amendment fees are recorded to income as earned or paid.
As the Fund may be required to rely upon another lending institution to collect and pass on to the Fund amounts payable with respect to the loan and to enforce the Fund’s rights under the loan and other direct indebtedness, an insolvency, bankruptcy, or reorganization of the lending institution may delay or prevent the Fund from receiving such amounts. The highly leveraged nature of many loans may make them especially vulnerable to adverse changes in economic or market conditions. Investments in such loans and other direct indebtedness may involve additional risk to the Fund.
The Fund may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A promulgated under the Securities Act of 1933, as amended (1933 Act), and other securities which may not be readily marketable. The Fund may also invest in securities exempt from registration under Section (4)(a)(2) of the 1933 Act, which exempts from registration transactions by an issuer not involving any public offering. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Board has delegated to DMC, the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund’s limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s 15% limit on investments in illiquid securities. Rule 144A securities have been identified on the “Schedule of investments.”
12. Contractual Obligations
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund's existing contracts and expects the risk of loss to be remote.
13. General Motors Term Loan Litigation
The Fund received notice of a litigation proceeding related to a General Motors Corporation (G.M.) term loan participation previously held by the Fund in 2009. Because it was believed that the Fund was a secured creditor, the Fund received the full principal on the loans in 2009 after the G.M. bankruptcy. However, based upon a US Court of Appeals ruling the Motors Liquidation Company Avoidance Action Trust sought to recover such amounts arguing that, the Fund was an unsecured creditor and, as an unsecured creditor, the Fund should not have received payment in full. Based on available information related to the litigation and the Fund’s potential exposure, the Fund previously recorded a contingent liability of $15,959,167 and an asset of $4,787,750 based on the potential recoveries by the estate that resulted in a net decrease in the Fund’s NAV to reflect this potential recovery.
During the year, the plaintiff and the term loan lenders, which included the Fund, reached an agreement that resolved the disputes. The parties agreed to terms of a settlement agreement and presented the settlement agreement to the court for approval at a hearing on June 12, 2019. The court approved the settlement documentation and dismissed the case on July 2, 2019. The court’s approval of the settlement and dismissal of the case with prejudice became final on July 16, 2019.
The contingent liabilities and other assets were removed in connection with the case being settled, which resulted in the Fund recognizing a gain in the amount of the liabilities reversed.
14. Recent Accounting Pronouncements
In March 2017, FASB issued Accounting Standards Update (ASU), ASU 2017-08,
Receivables— Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities which amends the amortization period for certain callable debt securities purchased at a premium, shortening such period to the earliest call date. ASU 2017-08 does not require any accounting change for debt securities held at a discount; the discount continues to be amortized to maturity. ASU 2017-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Management has implemented ASU 2017-08 and determined that the impact of this guidance to the Fund’s net assets at the end of the year is not material.

Notes to financial statements
Delaware Diversified Income Fund
14. Recent Accounting Pronouncements (continued)
In August 2018, the FASB issued an Accounting Standards Update (ASU), ASU 2018-13, which changes certain fair value measurement disclosure requirements. The ASU 2018-13, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the policy for the timing of transfers between levels and the valuation process for Level 3 fair value measurements. The ASU 2018-13 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. At this time, Management is evaluating the implications of these changes on the financial statements.
In March 2020, FASB issued ASU 2020-04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in ASU 2020-04 provide optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of LIBOR and other interbank-offered based reference rates as of the end of 2021. ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. As of the financial reporting period, Management is evaluating the impact of applying this ASU.
15. Subsequent Events
On November 2, 2020, the Participants entered into an amendment to the Agreement for an amount of $225,000,000 to be used as described in Note 7. It operates in substantially the same manner as the original Agreement with the addition of an upfront fee of 0.05%, which was allocated across the Participants. The line of credit available under the agreement expires on November 1, 2021.
Management has determined that no other material events or transactions occurred subsequent to
October 31, 2020, that would require recognition or disclosure in the Fund's financial statements.

Report of independent registered public accounting firm
To the Board of Trustees of Delaware Group® Adviser Funds and Shareholders of Delaware Diversified Income Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Delaware Diversified Income Fund (one of the series constituting Delaware Group® Adviser Funds, referred to hereafter as the “Fund”) as of October 31, 2020, the related statement of operations for the year ended October 31, 2020, the statements of changes in net assets for each of the two years in the period ended October 31, 2020, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2020 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2020 by correspondence with the custodian, transfer agents and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
December 21, 2020
We have served as the auditor of one or more investment companies in Delaware Funds® by Macquarie since 2010.

Other Fund information (Unaudited)
Delaware Diversified Income Fund
Liquidity Risk Management Program
The Securities and Exchange Commission (the “SEC”) has adopted Rule 22e-4 under the 1940 Act (the “Liquidity Rule”), which requires all open-end funds (other than money market funds) to adopt and implement a program reasonably designed to assess and manage a fund’s “liquidity risk,” defined as the risk that a fund could not meet requests to redeem shares issued by the fund without significant dilution of remaining investors’ interests in the fund.
The Fund has adopted and implemented a liquidity risk management program in accordance with the Liquidity Rule (the “Program”). The Board has designated the Division Director of the US Operational Risk Group of Macquarie Asset Management as the Program Administrator for the Fund.
As required by the Liquidity Rule, the Program includes policies and procedures that provide for: (1) assessment, management, and review (no less frequently than annually) of the Fund’s liquidity risk; (2) classification of each of the Fund’s portfolio holdings into one of four liquidity categories
(Highly Liquid, Moderately Liquid, Less Liquid, and Illiquid); (3) for funds that do not primarily hold assets that are Highly Liquid, establishing and maintaining a minimum percentage of the Fund’s net assets in Highly Liquid investments (called a “Highly Liquid Investment Minimum” or “HLIM”); and (4) prohibiting the Fund’s acquisition of Illiquid investments if, immediately after the acquisition, the Fund would hold more than 15% of its net assets in Illiquid assets. The Program also requires reporting to the SEC (on a non-public basis) and to the Board if the Fund’s holdings of Illiquid assets exceed 15% of the Fund’s net assets. Funds with HLIMs must have procedures for addressing HLIM shortfalls, including reporting to the Board and, with respect to HLIM shortfalls lasting more than seven consecutive calendar days, reporting to the SEC (on a non-public basis).
In assessing and managing the Fund’s liquidity risk, the Program Administrator considers, as relevant, a variety of factors, including: (1) the Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions; (2) short-term and long-term cash flow projections for the Fund during both normal and reasonably foreseeable stressed conditions; and (3) the Fund’s holdings of cash and cash equivalents and any borrowing arrangements. Classification of the Fund’s portfolio holdings in the four liquidity categories is based on the number of days it is reasonably expected to take to convert the investment to cash (for Highly Liquid and Moderately Liquid holdings) or to sell or dispose of the investment (for Less Liquid and Illiquid investments), in current market conditions without significantly changing the investment’s market value. The Fund primarily holds assets that are classified as Highly Liquid, and therefore is not required to establish an HLIM.
At a meeting of the Board held on May 19-21, 2020, the Program Administrator provided a written report to the Board addressing the Program’s operation and assessing the adequacy and effectiveness of its implementation for the period from December 1, 2018 through March 31, 2020. The report concluded that the Program is appropriately designed and effectively implemented and that it meets the requirements of Rule 22e-4 and the Fund’s liquidity needs.

Tax Information
The information set forth below is for the Fund’s fiscal year as required by federal income tax laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of the Fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in January of each year. Please consult your tax advisor for proper treatment of this information.
All disclosures are based on financial information available as of the date of this annual report and, accordingly are subject to change. For any and all items requiring reporting, it is the intention of the
Fund to report the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.
For the fiscal year ended October 31, 2020, the Fund reports distributions paid during the year as follows:
(A) Ordinary Income Distributions (Tax Basis)	100.00%
Total Distributions (Tax Basis)	100.00%

(A) is based on a percentage of the Fund’s total distributions.
For the fiscal year ended October 31, 2020, certain interest income paid by the Fund, determined to be Qualified Interest Income may be subject to relief from US withholding for foreign shareholders, as provided by the American Jobs Creation Act of 2004; the Tax Relief Unemployment Insurance Reauthorization, and Job Creations Act of 2010; and as extended by the American Taxpayer Relief Act of 2012. For the year ended October 31, 2020, the Fund has reported maximum distributions of Qualified Interest Income of $86,027,568 and short-term capital gain of $2,197,353.
Board consideration of Investment Advisory and Sub-Advisory Agreements for Delaware Diversified Income Fund at a meeting held August 11-13, 2020
At a meeting held on August 11-13, 2020 (the “Annual Meeting”), the Board of Trustees (the “Board”), including a majority of disinterested or independent Trustees, approved the renewal of the Investment Advisory and Sub-Advisory Agreements for Delaware Diversified Income Fund (the “Fund”). In making its decision, the Board considered information furnished at regular quarterly Board meetings, including reports detailing Fund performance, investment strategies, and expenses, as well as information prepared specifically in connection with the renewal of the investment advisory and sub-advisory contracts. Information furnished specifically in connection with the renewal of the Investment Management Agreement with Delaware Management Company (“DMC”), a series of Macquarie Investment Management Business Trust (“MIMBT”) and the Sub-Advisory Agreements with Macquarie Investment Management Global Limited (“MIMGL”), Macquarie Investment Management Europe Limited (“MIMEL”), and Macquarie Investment Management Austria Kapitalanlage AG (“MIMAK”) (the “Sub-Advisers”), included materials provided by DMC and its affiliates (collectively, “Macquarie Investment Management”) concerning, among other things, the nature, extent, and quality of services provided to the Fund; the costs of such services to the Fund; economies of scale; and the investment manager’s financial condition and profitability. In addition, in connection with the Annual Meeting, materials were

Other Fund information (Unaudited)
Delaware Diversified Income Fund
Board consideration of Investment Advisory and Sub-Advisory Agreements for Delaware Diversified Income Fund at a meeting held August 11-13, 2020 (continued)
provided to the Trustees in May 2020, including reports provided by Broadridge Financial Solutions (“Broadridge”). The Broadridge reports compared the Fund’s investment performance and expenses with those of other comparable mutual funds. The Independent Trustees reviewed and discussed the Broadridge reports with independent legal counsel to the Independent Trustees. In addition to the information noted above, the Board also requested and received information regarding DMC’s policy with respect to advisory fee levels and its breakpoint philosophy; the structure of portfolio manager compensation; comparative client fee information; and any constraints or limitations on the availability of securities for certain investment styles, which had in the past year inhibited, or which were likely in the future to inhibit, the investment manager’s ability to invest fully in accordance with Fund policies.
In considering information relating to the approval of the Fund’s advisory and sub-advisory agreements, as applicable, the Independent Trustees received assistance and advice from and met separately with independent legal counsel to the Independent Trustees and also received assistance and advice from an experienced and knowledgeable independent fund consultant, JDL Consultants, LLC (“JDL”). Although the Board gave attention to all information furnished, the following discussion identifies, under separate headings, the primary factors taken into account by the Board during its contract renewal considerations.
Nature, extent, and quality of services. The Board considered the services provided by DMC to the Fund and its shareholders. In reviewing the nature, extent, and quality of services, the Board considered reports furnished to it throughout the year, which covered matters such as the relative performance of the Fund; compliance of portfolio managers with the investment policies, strategies, and restrictions for the Fund; compliance by DMC and Delaware Distributors, L.P. (together, “Management”) personnel with the Code of Ethics adopted throughout the Delaware Funds® by Macquarie (“Delaware Funds”); and adherence to fair value pricing procedures as established by the Board. The Board was pleased with the current staffing of DMC and the emphasis placed on research in the investment process. The Board recognized DMC’s receipt of certain favorable industry distinctions during the past several years. The Board gave favorable consideration to DMC’s efforts to control expenses while maintaining service levels committed to Fund matters. The Board also noted the benefits provided to Fund shareholders through (a) each shareholder’s ability to: (i) exchange an investment in one Delaware Fund for the same class of shares in another Delaware Fund without a sales charge, or (ii) reinvest Fund dividends into additional shares of the Fund or into additional shares of other Delaware Funds, and (b) the privilege to combine holdings in other Delaware Funds to obtain a reduced sales charge. The Board was satisfied with the nature, extent, and quality of the overall services provided by DMC.
Nature, extent, and quality of services. The Board considered the services provided by each
Sub-Adviser to the Fund. In reviewing the nature, extent, and quality of services, the Board considered reports furnished to it throughout the year at regular Board Meetings covering matters such as relative performance of the Fund; compliance of portfolio managers with the investment policies, strategies, and restrictions for the Fund; the compliance of Sub-Adviser personnel with its Code of Ethics; and adherence to fair value pricing procedures as established by the Board. The Board was pleased with the current staffing of the Sub-Advisers and the emphasis placed on research in the investment process. The Board was satisfied with the nature, extent, and quality of the overall services provided by the
Sub-Advisers.
Investment performance. The Board placed significant emphasis on the investment performance of the Fund in view of the importance of investment performance to shareholders. Although the Board considered performance reports and discussions with portfolio managers at Investment Committee meetings throughout the year, the Board gave particular weight to the Broadridge reports furnished for the Annual Meeting. The Broadridge reports prepared for the Fund showed the investment performance of its Class A shares in comparison to a group of similar funds as selected by Broadridge (the “Performance Universe”). A fund with the best performance ranked first, and a fund with the poorest performance ranked last. The highest/best performing 25% of funds in the Performance Universe make up the first quartile; the next 25%, the second quartile; the next 25%, the third quartile; and the poorest/worst performing 25% of funds in the Performance Universe make up the fourth quartile. Comparative annualized performance for each Fund was shown for the past 1-, 3-, 5-, and 10-year periods, to the extent, applicable, ended January 31, 2020. The Board’s objective is that the Fund’s performance for the 1-, 3-, and 5-year periods be at or above the median of its Performance Universe.
The Performance Universe for the Fund consisted of the Fund and all retail and institutional core plus bond funds as selected by Broadridge. The Broadridge report comparison showed that the Fund’s total return for the 1-year period was in the first quartile of its Performance Universe. The report further showed that the Fund’s total return for the 3-year period was in the second quartile of its Performance Universe and the Fund’s total return for the 5- and 10-year periods was in the third quartile of its Performance Universe. The Board was satisfied with performance.
Comparative expenses. The Board considered expense data for the Delaware Funds. Management provided the Board with information on pricing levels and fee structures for the Fund as of its most recently completed fiscal year. The Board also focused on the comparative analysis of effective management fees and total expense ratios of the Fund versus effective management fees and total expense ratios of a group of similar funds as selected by Broadridge (the “Expense Group”). In reviewing comparative costs, the Fund’s contractual management fee and the actual management fee incurred by the Fund were compared with the contractual management fees (assuming all funds in the Expense Group were similar in size to the Fund) and actual management fees (as reported by each fund) within the Expense Group, taking into account any applicable breakpoints and fee waivers. The Fund’s total expenses were also compared with those of its Expense Group. The Broadridge total expenses, for comparative consistency, were shown by Broadridge for Class A shares and comparative total expenses including 12b-1 and non-12b-1 service fees. The Board’s objective is for the Fund’s total expense ratio to be competitive with those of the peer funds within its Expense Group.
The expense comparisons for the Fund showed that its actual management fee and total expenses were in the quartile with the second lowest expenses of its Expense Group. The Board was satisfied with the management fee and total expenses of the Fund in comparison to those of its Expense Group as shown in the Broadridge report.
Management profitability. The Board considered the level of profits realized by DMC in connection with the operation of the Fund. In this respect, the Board reviewed the Investment Management Profitability Analysis that addressed the overall profitability of DMC’s business in providing management and other

Other Fund information (Unaudited)
Delaware Diversified Income Fund
Board consideration of Investment Advisory and Sub-Advisory Agreements for Delaware Diversified Income Fund at a meeting held August 11-13, 2020 (continued)
services to each of the individual funds and the Delaware Funds as a whole. Specific attention was given to the methodology used by DMC in allocating costs for the purpose of determining profitability. Management stated that the level of profits of DMC, to a certain extent, reflects recent operational cost savings and efficiencies initiated by DMC. The Board considered DMC’s efforts to improve services provided to Fund shareholders and to meet additional regulatory and compliance requirements resulting from recent industry-wide Securities and Exchange Commission initiatives. The Board also considered the extent to which DMC might derive ancillary benefits from fund operations, including the potential for procuring additional business as a result of the prestige and visibility associated with its role as service provider to the Delaware Funds and the benefits from allocation of fund brokerage to improve trading efficiencies. As part of its work, the Board also reviewed a report prepared by JDL regarding MIMBT profitability as compared to certain peer fund complexes and the Independent Trustees met with JDL personnel to discuss DMC’s profitability in such context. The Board found that the management fees were reasonable in light of the services rendered and the level of profitability of DMC.
Management profitability. Trustees were also given available information on profits being realized by each of the Sub-Advisers in relation to the services being provided to the Fund and in relation to the Sub-Adviser’s overall investment advisory business, but believed such information to be of limited relevance because the sub-advisory fees are paid by DMC out of its management fee, and changes in the level of sub-advisory fees have no impact on Fund expenses. The Board was also provided information on potential fall-out benefits derived or to be derived by the Sub-Advisers in connection with their relationship to the Fund, such as reputational enhancement, soft dollar arrangements, or commissions paid to affiliated broker/dealers, as applicable.
Economies of scale. The Trustees considered whether economies of scale are realized by DMC as the Fund’s assets increase and the extent to which any economies of scale are reflected in the level of management fees charged. The Trustees reviewed the Fund’s advisory fee pricing and structure, approved by the Board and shareholders, which includes breakpoints, and which applies to most funds in the Delaware Funds complex. Breakpoints in the advisory fee occur when the advisory fee rate is reduced on assets in excess of specified levels. Breakpoints result in a lower advisory fee than would otherwise be the case in the absence of breakpoints, when the asset levels specified in the breakpoints are exceeded. The Board noted that, as of March 31, 2020, the Fund’s net assets exceeded the final breakpoint level. The Board believed that, given the extent to which economies of scale might be realized by DMC and its affiliates, the schedule of fees under the Investment Management Agreement provides a sharing of benefits with the Fund and its shareholders.

Board of trustees / directors and officers addendum
Delaware Funds® by Macquarie
A mutual fund is governed by a Board of Trustees/Directors (“Trustees”), which has oversight responsibility for the management of a fund’s business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor, and others who perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. Each trustee has served in that capacity since he or she was elected to or appointed to the Board of Trustees, and will continue to serve until his or her retirement or the election of a new trustee in his or her place. The following is a list of the Trustees and Officers with certain background and related information.
Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer
Interested Trustee
Shawn K. Lytle[1] 610 Market Street Philadelphia, PA 19106-2354 February 1970	President, Chief Executive Officer, and Trustee	President and Chief Executive Officer since August 2015 Trustee since September 2015	President — Macquarie Investment Management[2] (June 2015–Present) Regional Head of Americas — UBS Global Asset Management (April 2010–May 2015)	85	Trustee — UBS Relationship Funds, SMA Relationship Trust, and UBS Funds (May 2010–April 2015)
Independent Trustees
Jerome D. Abernathy 610 Market Street Philadelphia, PA 19106-2354 July 1959	Trustee	Since January 2019	Managing Member, Stonebrook Capital Management, LLC (financial technology: macro factors and databases) (January 1993-Present)	85	None

Board of trustees / directors and officers addendum
Delaware Funds® by Macquarie
Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer
Thomas L. Bennett 610 Market Street Philadelphia, PA 19106-2354 October 1947	Chair and Trustee	Trustee since March 2005 Chair since March 2015	Private Investor (March 2004–Present)	85	None
Ann D. Borowiec 610 Market Street Philadelphia, PA 19106-2354 November 1958	Trustee	Since March 2015	Chief Executive Officer, Private Wealth Management (2011–2013) and Market Manager, New Jersey Private Bank (2005–2011) — J.P. Morgan Chase & Co.	85	Director — Banco Santander International (October 2016–December 2019) Director — Santander Bank, N.A. (December 2016–December 2019)
Joseph W. Chow 610 Market Street Philadelphia, PA 19106-2354 January 1953	Trustee	Since January 2013	Private Investor (April 2011–Present)	85	Director and Audit Committee Member — Hercules Technology Growth Capital, Inc. (July 2004–July 2014)

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer
John A. Fry 610 Market Street Philadelphia, PA 19106-2354 May 1960	Trustee	Since January 2001	President — Drexel University (August 2010–Present) President — Franklin & Marshall College (July 2002–June 2010)	85	Director; Compensation Committee and Governance Committee Member — Community Health Systems
(May 2004–Present)
Director — Drexel Morgan & Co. (2015–2019)
Director and Audit Committee Member — vTv Therapeutics Inc. (2017–Present)
Director and Audit Committee Member — FS Credit Real Estate Income Trust, Inc. (2018–Present)
Director — Federal Reserve
Bank of Philadelphia
					(January 2020–Present)
Lucinda S. Landreth 610 Market Street Philadelphia, PA 19106-2354 June 1947	Trustee	Since March 2005	Private Investor (2004–Present)	85	None

Board of trustees / directors and officers addendum
Delaware Funds® by Macquarie
Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer
Frances A. Sevilla-Sacasa 610 Market Street Philadelphia, PA 19106-2354 January 1956	Trustee	Since September 2011	Private Investor (January 2017–Present) Chief Executive Officer — Banco Itaú International (April 2012–December 2016) Executive Advisor to Dean (August 2011–March 2012) and Interim Dean (January 2011–July 2011) — University of Miami School of Business Administration President — U.S. Trust, Bank of America Private Wealth Management (Private Banking) (July 2007-December 2008)	85	Trust Manager and Audit Committee Chair — Camden Property Trust
(August 2011–Present)
Director; Strategic
Planning and Reserves
Committee and Nominating
and Governance
Committee Member —
Callon Petroleum Company
(December 2019–Present)
Director; Audit Committee Member — Carrizo Oil & Gas, Inc. (March 2018–December 2019)

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer
Thomas K. Whitford 610 Market Street Philadelphia, PA 19106-2354 March 1956	Trustee	Since January 2013	Vice Chairman (2010–April 2013) — PNC Financial Services Group	85	Director — HSBC North America Holdings Inc.
(December 2013–Present)
Director — HSBC USA Inc.
(July 2014–Present)
Director — HSBC Bank USA, National Association
(July 2014–March 2017)
Director — HSBC Finance Corporation
(December 2013–April 2018)

Board of trustees / directors and officers addendum
Delaware Funds® by Macquarie
Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer
Christianna Wood 610 Market Street Philadelphia, PA 19106-2354 August 1959	Trustee	Since January 2019	Chief Executive Officer and President — Gore Creek Capital, Ltd. (August 2009–Present)	85	Director; Finance Committee and Audit Committee Member — H&R Block Corporation
(July 2008–Present)
Director; Investments Committee, Capital and Finance Committee, and Audit Committee Member — Grange Insurance (2013–Present)
Trustee; Chair of Nominating and Governance Committee and Audit Committee Member — The Merger Fund (2013–Present), The Merger Fund VL (2013–Present); WCM Alternatives: Event-Driven Fund (2013–Present), and WCM Alternatives: Credit Event Fund (December 2017–Present)
Director; Chair of Governance Committee and Audit Committee Member — International Securities Exchange (2010–2016)

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer
Janet L. Yeomans 610 Market Street Philadelphia, PA 19106-2354 July 1948	Trustee	Since April 1999	Vice President and Treasurer (January 2006–July 2012), Vice President — Mergers & Acquisitions (January 2003–January 2006), and Vice President and Treasurer (July 1995–January 2003) — 3M Company	85	Director; Personnel and Compensation Committee Chair; Member of Nominating, Investments, and Audit Committees for various periods throughout directorship — Okabena Company (2009–2017)
Officers
David F. Connor 610 Market Street Philadelphia, PA 19106-2354 December 1963	Senior Vice President, General Counsel, and Secretary	Senior Vice President, since May 2013; General Counsel since May 2015; Secretary since October 2005	David F. Connor has served in various capacities at different times at Macquarie Investment Management.	85	None[3]
Daniel V. Geatens 610 Market Street Philadelphia, PA 19106-2354 October 1972	Vice President and Treasurer	Vice President and Treasurer since October 2007	Daniel V. Geatens has served in various capacities at different times at Macquarie Investment Management.	85	None[3]

Board of trustees / directors and officers addendum
Delaware Funds® by Macquarie
Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer
Richard Salus 610 Market Street Philadelphia, PA 19106-2354 October 1963	Senior Vice President and Chief Financial Officer	Senior Vice President and Chief Financial Officer since November 2006	Richard Salus has served in various capacities at different times at Macquarie Investment Management.	85	None
1 Shawn K. Lytle is considered to be an “Interested Trustee” because he is an executive officer of the Fund’s(s’) investment advisor.
2 Macquarie Investment Management is the marketing name for Macquarie Management Holdings, Inc. and its subsidiaries, including the Fund’s(s’) investment advisor, principal underwriter, and its transfer agent.
3 David F. Connor, Daniel V. Geatens, and Richard Salus serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment advisor, principal underwriter, and transfer agent as the registrant. Mr. Geatens also serves as the Chief Financial Officer and Treasurer for Macquarie Global Infrastructure Total Return Fund Inc., which has an affiliated investment manager.
The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

About the organization
Board of trustees
Shawn K. Lytle
President and
Chief Executive Officer
Delaware Funds®
by Macquarie
Philadelphia, PA
Jerome D. Abernathy
Managing Member
Stonebrook Capital
Management, LLC
Jersey City, NJ
Thomas L. Bennett
Chairman of the Board
Delaware Funds
by Macquarie
Private Investor
Rosemont, PA
Ann D. Borowiec
Former Chief Executive
Officer
Private Wealth Management
J.P. Morgan Chase & Co.
New York, NY
Joseph W. Chow
Former Executive Vice
President
State Street Corporation
Boston, MA
John A. Fry
President
Drexel University
Philadelphia, PA
Lucinda S. Landreth
Former Chief Investment
Officer
Assurant, Inc.
New York, NY
Frances A.
Sevilla-Sacasa
Former Chief Executive
Officer
Banco Itaú International
Miami, FL
Thomas K. Whitford
Former Vice Chairman
PNC Financial Services Group
Pittsburgh, PA
Christianna Wood
Chief Executive Officer
and President
Gore Creek Capital, Ltd.
Golden, CO
Janet L. Yeomans
Former Vice President and
Treasurer
3M Company
St. Paul, MN
Affiliated officers
David F. Connor
Senior Vice President,
General Counsel,
and Secretary
Delaware Funds
by Macquarie
Philadelphia, PA
Daniel V. Geatens
Vice President and
Treasurer
Delaware Funds
by Macquarie
Philadelphia, PA
Richard Salus
Senior Vice President and
Chief Financial Officer
Delaware Funds
by Macquarie
Philadelphia, PA
This annual report is for the information of Delaware Diversified Income Fund shareholders, but it may be used with prospective investors when preceded or accompanied by the Delaware Fund fact sheet for the most recently completed calendar quarter. These documents are available at delawarefunds.com/literature.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Forms N-PORT, as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities, are available without charge (i) upon request, by calling 800 523-1918; and (ii) on the SEC’s website at sec.gov. In addition, a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities and the Schedule of Investments included in the Fund’s most recent Form N-PORT are available without charge on the Fund’s website at delawarefunds.com/literature. The Fund’s Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.; information on the operation of the Public Reference Room may be obtained by calling 800 SEC-0330.
Information (if any) regarding how the Fund voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Fund’s website at delawarefunds.com/proxy; and (ii) on the SEC’s website at sec.gov.

Delaware Funds® by Macquarie privacy practices notice
We are committed to protecting the privacy of our potential, current, and former customers. To provide the products and services you request, we must collect personal information about you. We do not sell your personal information to third parties. We collect your personal information and share it with third parties as necessary to provide you with the products or services you request and to administer your business with us. This notice describes our current privacy practices. While your relationship with us continues, we will update and send our privacy practices notice as required by law. We are committed to continuing to protect your personal information even after that relationship ends. You do not need to take any action because of this notice.
Information we may collect
and use
We collect personal information about you to help us identify you as our potential, current, or former customer; to process your requests and transactions; to offer investment services to you; or to tell you about our products or services we believe you may want to use. The type of personal information we collect depends on the products or services you request and may include the following:
• Information from you: When you submit your application or other forms or request information on our products (online or otherwise), you give us information such as your name, address, Social Security number, and your financial history.
• Information about your transactions: We keep information about your transactions with us, such as the products you buy from us; the amount you paid for those products; your investment activity; and your account balances.
• Information from your employer: In connection with administering your retirement plan, we may obtain information about you from your employer.
• Information received from third parties: In order to verify your identity or to prevent fraud, we may obtain information about you from third parties.
How we use your personal information
We do not disclose nonpublic personal information about our potential, current, and former customers unless allowed or required by law. We may share your personal information within our companies and with certain service providers. They use this information to process transactions you have requested; provide customer service; and inform you of products or services we offer that you may find useful. Our service providers may or may not be affiliated with us. They include financial service providers (for example, third-party administrators;
broker/dealers; and other financial services companies with whom we have joint marketing agreements). Our service providers also include nonfinancial companies and individuals (for example, consultants; information services vendors; and companies that perform mailing or marketing services on our behalf). Information obtained from a report prepared by a service provider may be kept by the service provider and shared with other persons; however, we require our service providers to protect your personal information and to use or disclose it only for the work they are performing for us, or as permitted by law.
We also may provide information to regulatory authorities, law enforcement officials, and others to prevent fraud or when we believe in good faith that the law requires disclosure. In the event of a sale of all or part of our businesses, we may share

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        This page is not part of the annual report.

customer information as part of the sale. We do not sell or share your information with outside marketers who may want to offer you their own products and services.
Security of information
Keeping your information safe is one of our most important responsibilities. We maintain physical, electronic, and procedural safeguards to protect your information. Our employees are authorized to access your information only when they need it to provide you with products and services or to maintain your accounts. Employees who have access to your personal information are required to keep it strictly confidential. We provide training to our employees about the importance of protecting the privacy of your information.
Macquarie Investment Management (MIM), a member of Macquarie Group, refers to the companies comprising the asset management division of Macquarie Group. Macquarie Group refers to Macquarie Group Limited and its subsidiaries and affiliates worldwide.
Other than Macquarie Bank Limited (MBL), none of the entities noted are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of MBL. MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise.
This privacy practices notice is being provided on behalf of the following:
Delaware Capital Management
Delaware Capital Management Advisers, Inc.
Delaware Distributors, Inc.
Delaware Distributors, L.P.
Delaware Funds® by Macquarie
Delaware Enhanced Global Dividend and Income Fund
Delaware Group® Adviser Funds
Delaware Group Cash Reserve
Delaware Group Equity Funds I
Delaware Group Equity Funds II
Delaware Group Equity Funds IV
Delaware Group Equity Funds V
Delaware Group Foundation Funds
Delaware Group Global & International Funds
Delaware Group Government Fund
Delaware Group Income Funds
Delaware Group Limited-Term Government Funds
Delaware Group State Tax-Free Income Trust
Delaware Group Tax-Free Fund
Delaware Investments® Colorado Municipal Income Fund, Inc.
Delaware Investments Dividend and Income Fund, Inc.
Delaware Investments Minnesota Municipal Income Fund II, Inc.
Delaware Investments National Municipal Income Fund
Delaware Pooled® Trust
Delaware VIP® Trust
Voyageur Insured Funds
Voyageur Intermediate Tax Free Funds
Voyageur Mutual Funds
Voyageur Mutual Funds II
Voyageur Mutual Funds III
Voyageur Tax Free Funds
Delaware Investments Advisers Partner, Inc.
Delaware Investments Distribution Partner, Inc.
Delaware Investments Fund Advisers
Delaware Investments Fund Services Company
Delaware Investments Management Company, LLC
Delaware Management Company
Delaware Management Trust Company
Delaware Service Company, Inc.
Four Corners Capital Management, LLC
Macquarie Absolute Return MBS Fund, LP
Macquarie Absolute Return MBS Fund
Macquarie Alternative Strategies
Macquarie Allegiance Capital, LLC
Macquarie Asset Advisers
Macquarie Emerging Markets Small Cap Fund, LLC
Macquarie Funds Management Hong Kong Limited
    This page is not part of the annual report.    ii

Delaware Funds® by Macquarie privacy practices notice
Macquarie Global Infrastructure Total Return Fund Inc.
Macquarie Investment Management Advisers
Macquarie Investment Management Austria Kapitalanlage AG
Macquarie Investment Management Business Trust
Macquarie Investment Management Europe Limited
Macquarie Investment Management Europe S.A.
Macquarie Investment Management General Partner, Inc.
Macquarie Investment Management Global Limited
Macquarie Multi-Cap Growth Fund, LP
Macquarie Real Estate Absolute Return Partners, Inc.
Macquarie Total Return Fund Inc.
Optimum Fund Trust
Revised February 2020

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        This page is not part of the annual report.

Delaware Funds® by Macquarie
Equity funds
US equity funds
• Delaware Equity Income Fund1
• Delaware Growth and Income Fund1
• Delaware Growth Equity Fund
• Delaware Mid Cap Value Fund
• Delaware Opportunity Fund
• Delaware Select Growth Fund2
• Delaware Small Cap Core Fund3
• Delaware Small Cap Growth Fund
• Delaware Small Cap Value Fund
• Delaware Smid Cap Growth Fund
• Delaware Special Situations Fund
• Delaware U.S. Growth Fund
• Delaware Value® Fund
Global / international equity funds
• Delaware Emerging Markets Fund
• Delaware Global Equity Fund
• Delaware International Fund
• Delaware International Small Cap Fund
• Delaware International Value Equity Fund
Alternative / specialty funds
• Delaware Covered Call Strategy Fund
• Delaware Healthcare Fund
• Delaware Hedged U.S. Equity Opportunities Fund
• Delaware Premium Income Fund
Multi-asset funds
• Delaware Global Listed Real Assets Fund
• Delaware Strategic Allocation Fund
• Delaware Total Return Fund
• Delaware Wealth Builder Fund

1On November 18, 2020, the Board of Trustees of Delaware Group Equity Funds IV (the “Board”) approved the replacement of the Fund's current portfolio managers with the Global Systematic Investment team of the Fund's current sub-advisor, Macquarie Investment Management Global Limited (MIMGL). In connection with this determination, the Board approved certain changes to the Fund's investment strategies. These portfolio management and strategy changes will be effective on or about January 29, 2021 (the “Effective Date”). The investment strategy changes may result in higher portfolio turnover in the near term, as the new portfolio management team purchases and sells securities to accommodate the investment strategy changes. A higher portfolio turnover is likely to cause the Fund to realize capital gains and incur transaction costs. You should consult your financial advisor about the changes that will result from the investment strategy changes.
Carefully consider a Fund’s investment objectives, risk factors, charges, and expenses before investing.
This and other information can be found in the Fund’s prospectus and, if available, its summary prospectus.
A Delaware Funds by Macquarie prospectus may be obtained by visiting delawarefunds.com/literature or calling 800 523-1918. Investors should read the prospectus and, if available, the summary prospectus carefully before investing.
Investing involves risk, including the possible loss of principal.
The Funds are distributed by Delaware Distributors, L.P. (DDLP), an affiliate of MIMBT and Macquarie Group Limited.
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        This page is not part of the annual report.

Fixed income funds
Taxable fixed income funds
• Delaware Corporate Bond Fund
• Delaware Diversified Income Fund
• Delaware Emerging Markets Debt Corporate Fund
• Delaware Extended Duration Bond Fund
• Delaware Floating Rate Fund
• Delaware Floating Rate II Fund
• Delaware Fund for Income
• Delaware High-Yield Opportunities Fund
• Delaware International Opportunities Bond Fund
• Delaware Investment Grade Fund
• Delaware Investments Ultrashort Fund
• Delaware Limited Duration Bond Fund
• Delaware Limited-Term Diversified Income Fund
• Delaware Strategic Income Fund
• Delaware Strategic Income II Fund

Municipal fixed income funds
• Delaware Minnesota High-Yield Municipal Bond Fund
• Delaware National High-Yield Municipal Bond Fund
• Delaware Tax-Free Arizona Fund
• Delaware Tax-Free California Fund
• Delaware Tax-Free Colorado Fund
• Delaware Tax-Free Idaho Fund
• Delaware Tax-Free Minnesota Fund
• Delaware Tax-Free Minnesota Intermediate Fund
• Delaware Tax-Free New Jersey Fund
• Delaware Tax-Free New York Fund
• Delaware Tax-Free Oregon Fund
• Delaware Tax-Free Pennsylvania Fund
• Delaware Tax-Free USA Fund
• Delaware Tax-Free USA Intermediate Fund
2On May 20, 2020, the Board of Trustees approved the replacement of the Fund’s current sub-advisor with the US Growth Equity team of the Fund’s investment manager, Delaware Management Company. In connection with this determination, the Board approved certain changes to the Fund’s investment strategies. These portfolio management and strategy changes were effective July 31, 2020. The investment strategy changes may result in higher portfolio turnover in the near term, as the new portfolio management team purchases and sells securities to accommodate the investment strategy changes. A higher portfolio turnover is likely to cause the Fund to realize capital gains and incur transaction costs. You should consult your financial advisor about the changes that will result from the investment strategy changes.
3Closed to certain new investors.
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        This page is not part of the annual report.

Caring for your portfolio
Over a lifetime, things change. When they do, it’s important to ensure that your investments stay in tune with your personal situation.
If you decide to make some changes, check
out the convenient options provided by Macquarie Investment Management. We try to make it easy for you to avoid some of the sales charges that you might otherwise have to pay when you withdraw and invest your money with another firm.
Most importantly, you may generally
exchange all or part of your shares in one Delaware Funds® by Macquarie mutual fund for shares of the same class of another fund without paying a front-end sales charge or a contingent deferred sales charge (CDSC).
Choose the investment method suitable for you
After you’ve evaluated your overall investments, you have choices about how to implement any changes:
1. Move assets all at once at any time.
2. Migrate funds to a different investment slowly through a systematic exchange. You can arrange automatic monthly exchanges of your shares in one Delaware fund for those in another Delaware fund. Systematic exchanges are subject to the same rules as regular exchanges, which are explained in the right column, including a $100 minimum monthly amount per fund.
3. Use our automatic investing plan for future investments in different vehicles. To allocate your future investments differently, the Macquarie Investment Management automatic investing plan allows you to make regular monthly or quarterly investments directly from your checking account.
Important notes about exchanging or redeeming shares
For automated exchanges, a minimum exchange of $100 per fund is required monthly. If the value of your account is $5,000 or more, you can make systematic withdrawals of at least $25 monthly, or $75 quarterly. If the annual amount you withdraw is less than 12% of your account balance at the time the systematic withdrawal plan is established, the CDSC ordinarily applicable to certain fund classes will be waived. More details are available in your prospectus or at
delawarefunds.com/literature.
If you exchange shares from Class R shares of any fund, you will pay any applicable sales charge on your new shares.
When exchanging Class C shares of one fund for the same class of shares in other funds, your new shares will be subject to the same CDSC as the shares you originally purchased. The holding period for the CDSC will also remain the same, with the amount of time you held your original shares being credited toward the holding period of your new shares.
You do not pay sales charges on shares that you acquired through the reinvestment of dividends. You may have to pay taxes on your exchange. When you exchange shares, you are purchasing shares in another fund, so you should be sure to get a copy of the fund’s prospectus and read it carefully before buying shares through an exchange.
We may refuse the purchase side of any exchange request if, in the manager’s judgment, the fund would be unable to invest effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.
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        This page is not part of the annual report.

Contact information
Shareholder assistance by phone
800 523-1918, weekdays from 8:30am to
6:00pm ET
For securities dealers and financial
institutions representatives only
800 362-7500
Regular mail
P.O. Box 9876
Providence, RI 02940-8076
Overnight courier service
4400 Computer Drive
Westborough, MA 01581-1722
Macquarie Investment Management • 610 Market Street • Philadelphia, PA 19106-2354
Macquarie Asset Management (MAM) offers a diverse range of products including securities investment management, infrastructure and real asset management, and fund and equity-based structured products.
Macquarie Investment Management (MIM) is the marketing name for certain companies comprising the asset management division of Macquarie Group. This includes the following investment advisers: Macquarie Investment Management Business Trust (MIMBT), Macquarie Funds Management Hong Kong Limited, Macquarie Investment Management Austria Kapitalanlage AG, Macquarie Investment Management Global Limited, Macquarie Investment Management Europe Limited, and Macquarie Investment Management Europe S.A.
The Fund is distributed by Delaware Distributors, L.P. (DDLP), an affiliate of MIMBT and Macquarie Group Limited.
Other than MBL, none of the entities noted are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of MBL. MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise.
The Fund is governed by US laws and regulations.
(1436181)
AR-189-1220
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        This page is not part of the annual report.

Annual report
US equity mutual fund
Delaware U.S. Growth Fund
October 31, 2020
Beginning on or about June 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of your Fund’s shareholder reports will no longer be sent to you by mail, unless you specifically request them from the Fund or from your financial intermediary, such as a broker/dealer, bank, or insurance company. Instead, you will be notified by mail each time a report is posted on the website and provided with a link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you do not need to take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by signing up at delawarefunds.com/edelivery. If you own these shares through a financial intermediary, you may contact your financial intermediary.
You may elect to receive paper copies of all future shareholder reports free of charge. You can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by contacting us at 800 523-1918. If you own these shares through a financial intermediary, you may contact your financial intermediary to elect to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with the Delaware Funds® by Macquarie or your financial intermediary.
Carefully consider the Fund's investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Fund's prospectus and its summary prospectus, which may be obtained by visiting delawarefunds.com/literature or calling 800 523-1918. Investors should read the prospectus and the summary prospectus carefully before investing.
You can obtain shareholder reports and prospectuses online instead of in the mail.
Visit delawarefunds.com/edelivery.

Experience Delaware Funds® by Macquarie
Macquarie Investment Management (MIM) is a global asset manager with offices in the United States, Europe, Asia, and Australia. As active managers, we prioritize autonomy and accountability at the investment team level in pursuit of opportunities that matter for clients. Delaware Funds is one of the longest-standing mutual fund families, with more than 80 years in existence.
If you are interested in learning more about creating an investment plan, contact your financial advisor.
You can learn more about Delaware Funds or obtain a prospectus for Delaware U.S. Growth Fund at delawarefunds.com/literature.
Manage your account online
•   Check your account balance and transactions
•  View statements and tax forms
•  Make purchases and redemptions
Visit delawarefunds.com/account-access.
Macquarie Asset Management (MAM) offers a diverse range of products including securities investment management, infrastructure and real asset management, and fund and equity-based structured products. MIM is the marketing name for certain companies comprising the asset management division of Macquarie Group. This includes the following investment advisers: Macquarie Investment Management Business Trust (MIMBT), Macquarie Funds Management Hong Kong Limited, Macquarie Investment Management Austria Kapitalanlage AG, Macquarie Investment Management Global Limited, Macquarie Investment Management Europe Limited, and Macquarie Investment Management Europe S.A.
The Fund is distributed by Delaware Distributors, L.P. (DDLP), an affiliate of MIMBT and Macquarie Group Limited.
Other than Macquarie Bank Limited (MBL), none of the entities noted are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of MBL. MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise.
The Fund is governed by US laws and regulations.
Unless otherwise noted, views expressed herein are current as of October 31, 2020, and subject to change for events occurring after such date.
The Fund is not FDIC insured and is not guaranteed. It is possible to lose the principal amount invested.
Advisory services provided by Delaware Management Company, a series of MIMBT, a US registered investment advisor.
All third-party marks cited are the property of their respective owners.
© 2020 Macquarie Management Holdings, Inc.

Portfolio management review
Delaware U.S. Growth Fund	November 10, 2020 (Unaudited)
Performance preview (for the year ended October 31, 2020)
Delaware U.S. Growth Fund (Institutional Class shares)	1-year return	+27.10%
Delaware U.S. Growth Fund (Class A shares)	1-year return	+26.82%
Russell 1000® Growth Index (benchmark)	1-year return	+29.22%
Past performance does not guarantee future results.
For complete, annualized performance for Delaware U.S. Growth Fund, please see the table on page 5. Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Institutional Class shares pay no distribution and service fee.
The performance of Class A shares excludes the applicable sales charge. The performance of both Institutional Class shares and Class A shares reflects the reinvestment of all distributions.
Please see page 7 for a description of the index. Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.
Jackson Square Partners, LLC (JSP), a US registered investment advisor, is the sub-advisor to the Fund. As sub-advisor, JSP is responsible for day-to-day management of the Fund's assets. Delaware Management Company (DMC), a series of Macquarie Investment Management Business Trust (MIMBT), has ultimate responsibility for all investment advisory services.
Investment objective
The Fund seeks long-term capital appreciation by investing in equity securities of companies we believe have the potential for sustainable free cash flow growth.
Market review
It was a challenging year for economies the world over and yet, despite growing uncertainty, the US stock market did relatively well. During the past 12 months, the S&P 500® Index rose by 9.71%, a healthy gain for even the most typical of times. Even so, it was a bumpy ride, marked by several unexpected events. Most notable was a wave of local COVID-19-related shelter-in-place orders that shuttered many offices, schools, and entertainment venues, in some cases for months.
Even before news of the novel coronavirus hit US media outlets in December 2019, key domestic indicators had already started to give off mixed messages. The uncertain US-China relationship led to a corporate pullback on capital spending. The domestic residential housing market continued to expand, however, and US markets continued an upward trajectory through most of the winter despite news that the coronavirus had spread beyond its origin in Wuhan, China.
Regardless of policy outcomes and oscillating investor sentiment in any given period, we remain consistent in our long-term investment philosophy: we want the Fund to own what we view as strong secular-growth companies with solid business models and competitive positions that we believe can grow market share and have the potential to deliver shareholder value in a variety market environments.

    1

Portfolio management review
Delaware U.S. Growth Fund
In February 2020, when the growing number of European-based outbreaks prompted international concern and then, later in the month, when the United States announced its first COVID-19-related death, markets began to slide. In mid-March, stay-at-home orders devastated the economy and the US stock market plunged to its lowest point since 2017.
The home-based economy hit workers hard,
with 20.5 million non-farm jobs lost in April alone. Gross domestic product (GDP) plummeted, dropping a record-setting 9.1% in the second quarter.
Late spring ushered in a combination of mild weather and eased restrictions, which led to the beginning of a slow economic rebound. Restaurateurs set up tables outside, retailers established masking rules and occupancy limits, and entertainers found creative options for physically distanced live events. At the same time, factories reopened, and corporations and employees hit a work-from-home stride, displaying a greater-than-expected ability to maintain productivity.
Still, even as Main Street merchants managed to hold on amid the pandemic, giants such as Alphabet Inc. (Google), Facebook Inc., Amazon.com Inc., Microsoft Corp., and Netflix Inc. buoyed the stock market. They gained traction as consumers, watchers, and scrollers spent more time at home.
At the same time, the US Federal Reserve shaped monetary policy to support the economy, including a never-before-used strategy to inject liquidity: buying corporate bonds. The combination pushed market prices up.
Later in the fiscal period, equities flagged as falling temperatures accompanied an uptick in
COVID-19 cases and uncertainty over the US election. Even so, the US economy ended the period in solidly favorable territory. Overseas, meanwhile, international markets had the same struggles as the US, but didn’t recover quite as well. The MSCI EAFE (Europe, Australasia, Far East) Index lost 6.86% during the fiscal year. Emerging markets participated in post-March market gains and ended the 12-month period up 8.25%.
Within the Fund
For the fiscal year ended October 31, 2020, Delaware U.S. Growth Fund underperformed its benchmark, the Russell 1000 Growth Index. The Fund’s Institutional Class shares gained 27.10%. The Fund’s Class A shares advanced 26.82% at net asset value and 19.53% at maximum offer price (both figures reflect all distributions reinvested). For the same period, the benchmark gained 29.22%. For complete, annualized performance of Delaware U.S. Growth Fund, please see the table on page 5.
Strong relative performance in information technology was unable to overcome weak relative performance in financials. On a company level, the following stocks were the most significant contributors and detractors during the period.
Twilio Inc., a cloud communications platform, contributed to performance during the period. We believe that instant digital communication with customers and employees across any medium in any geography is a hugely complex problem that businesses increasingly need to solve. We think Twilio, as the leading communications-as-a-service (CaaS) platform – several multiples the size of its next largest competitor – appears likely to be the primary beneficiary of that trend. The addressable market is tens of billions of procurement dollars and essentially untapped with Twilio’s still-negligible penetration, which we believe appears set to expand meaningfully.
ServiceNow Inc., a cloud-based software company focusing on core systems for IT departments, added to performance during the period. Led by CEO Bill McDermott, the

2

company’s new management team delivered strong growth and profitability against concern about slowing performance during the management transition period. During the
COVID-19 pandemic, ServiceNow also successfully stabilized and reaccelerated growth in a rapid time frame as it focused on rapidly digitizing large companies, a trend that, in our view, has the potential to lead to additional tailwinds in upcoming years.
PayPal Holdings Inc., a technology platform company that enables digital and mobile payments on behalf of consumers and merchants, also contributed to performance. PayPal noted marked acceleration for new users, retention, engagement, and volumes across its entire brand portfolio as COVID-19 effects have pulled forward consumer ecommerce demand across the globe. Third-party data released in June showed significant acceleration in new application installs for PayPal and Venmo (another digital payment provider). This has helped sustain the stock’s outperformance. In our opinion, the strength across the company’s portfolio highlights the reach, scale, and technology of a business that is uniquely situated, which may enable it to capture market share of digital payments.
Constellation Brands Inc., a producer and marketer of beer, wine, and spirits, detracted from performance during the period. Investors became concerned about the company’s leverage profile on its balance sheet as well as the Mexican government taking what were seen as several unexpected anti-business initiatives that hurt Constellation. We sold the Fund's position in favor of pursuing more attractive opportunities.
CME Group Inc., a financial market company operating options and futures exchanges, also detracted from performance. CME’s stock underperformed the market during the period due to generally lower volumes on its futures exchange. Since the company’s cost base is relatively fixed, lower volumes directly led to lower earnings and cash flows. Although we admire the company’s business model and management team, we exited the position because we believe the probability of sustained lower volumes has increased as a result of global central bank interventions, thereby reducing interest rate volatility and associated futures trading volumes.
Dollar Tree Inc., a chain of discount variety stores, likewise reduced the Fund’s performance. Although we considered re-underwriting the position, we ultimately concluded that Dollar Tree requires a new management team to realize the substantial value creation opportunities related to a turnaround at its Family Dollar subsidiary and expanding price tiers at Dollar Tree. Given our increased concerns about challenging fundamentals and management execution, we decided to redeploy assets elsewhere.
A global pandemic and significant market volatility marked the fiscal period. To that end, we took advantage of the sharp COVID-19 related selloff to purchase a handful of companies that, although we had admired, had not previously fit our valuation discipline. In our estimation, these companies offer the potential for outperformance across a wide breadth of industries.
At Jackson Square, our portfolio turnover increased during the period. We focused on seeking to take advantage of market volatility to purchase some securities that were trading at levels below our estimation of intrinsic business value than we have seen since the global financial crisis more than a decade ago. We also pruned from the Fund's portfolio companies that struggled with fundamentals or carried a larger amount of leverage than we thought prudent during this crisis. We will remain vigilant in looking for more opportunities to enhance and refine the Fund’s portfolio.
Regardless of policy outcomes and oscillating investor sentiment in any given period, we remain
    3

Portfolio management review
Delaware U.S. Growth Fund
consistent in our long-term investment philosophy: we want the Fund to own what we view as strong secular-growth companies with solid business models and competitive positions that we believe can grow market share and have the potential to deliver shareholder value in a variety of market environments.
4

Performance summary
Delaware U.S. Growth Fund	October 31, 2020 (Unaudited)
The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 800 523-1918 or visiting delawarefunds.com/performance.
Fund and benchmark performance[1,2]	Average annual total returns through October 31, 2020
	1 year	5 year	10 year	Lifetime
Class A (Est. December 3, 1993)
Excluding sales charge	+26.82%	+12.61%	+14.03%	+8.63%
Including sales charge	+19.53%	+11.28%	+13.36%	+8.39%
Class C (Est. May 23, 1994)
Excluding sales charge	+25.82%	+11.76%	+13.19%	+8.19%
Including sales charge	+24.82%	+11.76%	+13.19%	+8.19%
Class R (Est. June 2, 2003)
Excluding sales charge	+26.45%	+12.32%	+13.75%	+9.34%
Including sales charge	+26.45%	+12.32%	+13.75%	+9.34%
Institutional Class (Est. February 3, 1994)
Excluding sales charge	+27.10%	+12.89%	+14.32%	+8.78%
Including sales charge	+27.10%	+12.89%	+14.32%	+8.78%
Class R6 (Est. May 2, 2016)
Excluding sales charge	+27.39%	—	—	+16.46%
Including sales charge	+27.39%	—	—	+16.46%
Russell 1000 Growth Index	+29.22%	+17.32%	+16.31%	+10.32%*
*The benchmark lifetime return is for Institutional Class share comparison only and is calculated using the last business day in the month of the Fund’s Institutional Class inception date.
1 Returns reflect the reinvestment of all distributions and are presented both with and without the applicable sales charges described below. Returns do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.
Expense limitations were in effect for certain classes during some or all of the periods shown in the “Fund and benchmark performance” table. Expenses for each class are listed on the “Fund expense ratios” table on page 6. Performance would have been lower had expense limitations not been in effect.
Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Institutional Class shares pay no distribution and service
(12b-1) fee.
Class A shares are sold with a maximum front-end sales charge of 5.75%, and have an annual
12b-1 fee of 0.25% of average daily net assets. Performance for Class A shares, excluding sales charges, assumes that no front-end sales charge applied.
Class C shares are sold with a contingent deferred sales charge of 1.00% if redeemed during the first

    5

Performance summary
Delaware U.S. Growth Fund
12 months. They are also subject to an annual 12b-1 fee of 1.00% of average daily net assets. Performance for Class C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or that the investment was not redeemed.
Class R shares are available only for certain retirement plan products. They are sold without a sales charge and have an annual 12b-1 fee of 0.50% of average daily net assets.
Class R6 shares are available only to certain investors. In addition, Class R6 shares do not pay any service fees, sub-accounting fees, and/or sub-transfer agency fees to any brokers, dealers, or other financial intermediaries. Class R6 shares pay no distribution and service fee.
Equity securities are subject to price fluctuation and possible loss of principal.
Risk is increased in a concentrated portfolio since it holds a limited number of securities with each investment having a greater effect on the overall performance.
The disruptions caused by natural disasters, pandemics, or similar events could prevent the Fund from executing advantageous investment decisions in a timely manner and could negatively impact the Fund’s ability to achieve its investment objective and the value of the Fund’s investments.

2 The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the following “Fund expense ratios” table. Delaware Management Company has agreed to reimburse certain expenses and/or waive certain fees in order to prevent total annual fund operating expenses (excluding any 12b-1 fees, acquired fund fees and expenses, taxes, interest, short sale dividend and interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations (collectively, nonroutine expenses)) from exceeding 0.84% of the Fund’s average daily net assets for all share classes other than Class R6, and 0.62% of the Fund's Class R6 shares' average daily net assets from November 1, 2019 through October 31, 2020.* Please see the most recent prospectus and any applicable supplement(s) for additional information on these fee waivers and/or reimbursements. Please see the “Financial highlights” section in this report for the most recent expense ratios.
Fund expense ratios	Class A	Class C	Class R	Institutional Class	Class R6
Total annual operating expenses (without fee waivers)	1.14%	1.89%	1.39%	0.89%	0.67%
Net expenses (including fee waivers, if any)	1.09%	1.84%	1.34%	0.84%	0.62%
Type of waiver	Contractual	Contractual	Contractual	Contractual	Contractual
*The aggregate contractual waiver period covering this report is from February 28, 2019 through March 1, 2021.
6

Performance of a $10,000 investment1
Average annual total returns from October 31, 2010 through October 31, 2020
For period beginning October 31, 2010 through October 31, 2020	Starting value	Ending value
Russell 1000 Growth Index	$10,000	$45,289
Delaware U.S. Growth Fund — Institutional Class shares	$10,000	$38,115
Delaware U.S. Growth Fund — Class A shares	$9,425	$35,042
1 The “Performance of a $10,000 investment” graph assumes $10,000 invested in Institutional Class and Class A shares of the Fund on October 31, 2010, and includes the effect of a 5.75% front-end sales charge (for Class A shares) and the reinvestment of all distributions. The graph does not reflect the deduction of taxes the shareholders would pay on Fund distributions or redemptions of Fund shares. Expense limitations were in effect for some or all of the periods shown. Performance would have been lower had expense limitations not been in effect. Expenses are listed in the “Fund expense ratios” table on page 6. Please note additional details on pages 5 through 8.
The graph also assumes $10,000 invested in the Russell 1000 Growth Index as of
October 31, 2010. The Russell 1000 Growth Index measures the performance of the large-cap growth segment of the US equity universe. It includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.
The S&P 500 Index, mentioned on page 1, measures the performance of 500 mostly large-cap stocks weighted by market value, and is often used to represent performance of the US stock market.
The MSCI EAFE (Europe, Australasia, Far East) Index, mentioned on page 2, represents large- and mid-cap stocks across 21 developed markets, excluding the United States and Canada. The index covers approximately 85% of the free float-adjusted market capitalization in each country. Index “net” return approximates the minimum possible dividend reinvestment, after deduction of withholding tax at the highest possible rate. Index “gross” return approximates the maximum possible dividend reinvestment.

    7

Performance summary
Delaware U.S. Growth Fund
Gross domestic product, mentioned on page 2, is a measure of all goods and services produced by a nation in a year.
Frank Russell Company is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company.
Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index. Past performance is not a guarantee of future results.
Performance of other Fund classes will vary due to different charges and expenses.
	Nasdaq symbols	CUSIPs
Class A	DUGAX	245917505
Class C	DEUCX	245917703
Class R	DEURX	245917711
Institutional Class	DEUIX	245917802
Class R6	DUZRX	245917596
8

Disclosure of Fund expenses
For the six-month period from May 1, 2020 to October 31, 2020 (Unaudited)
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs
(in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period from May 1, 2020 to October 31, 2020.
Actual expenses
The first section of the table shown, “Actual Fund return,” provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical example for comparison purposes
The second section of the tables shown, “Hypothetical 5% return,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The Fund's expenses shown in the table reflect fee waivers in effect and assume reinvestment of all dividends and distributions.
    9

Disclosure of Fund expenses
For the six-month period from May 1, 2020 to October 31, 2020 (Unaudited)
Delaware U.S. Growth Fund
Expense analysis of an investment of $1,000
	Beginning Account Value 5/1/20	Ending Account Value 10/31/20	Annualized Expense Ratio	Expenses Paid During Period 5/1/20 to 10/31/20*
Actual Fund return†
Class A	$1,000.00	$1,212.10	1.09%	$6.06
Class C	1,000.00	1,207.60	1.84%	10.21
Class R	1,000.00	1,210.40	1.34%	7.45
Institutional Class	1,000.00	1,213.40	0.84%	4.67
Class R6	1,000.00	1,214.90	0.62%	3.45
Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,019.66	1.09%	$5.53
Class C	1,000.00	1,015.89	1.84%	9.32
Class R	1,000.00	1,018.40	1.34%	6.80
Institutional Class	1,000.00	1,020.91	0.84%	4.27
Class R6	1,000.00	1,022.02	0.62%	3.15
*“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).
†Because actual returns reflect only the most recent six-month period, the returns shown may differ significantly from fiscal year returns.
In addition to the Fund's expenses reflected above, the Fund also indirectly bears its portion of the fees and expenses of the investment companies (Underlying Funds) in which it invests. The table above does not reflect the expenses of the Underlying Funds.
10

Security type / sector allocation and top 10
equity holdings
Delaware U.S. Growth Fund	As of October 31, 2020 (Unaudited)
Sector designations may be different than the sector designations presented in other Fund materials. The sector designations may represent the investment manager’s internal sector classifications.
Security type / sector	Percentage of net assets
Common Stock♦	99.69%
Communication Services	14.97%
Consumer Discretionary	12.55%
Financials	2.91%
Healthcare	11.85%
Industrials	7.67%
Materials	3.01%
Technology*	46.73%
Short-Term Investments	0.37%
Total Value of Securities	100.06%
Liabilities Net of Receivables and Other Assets	(0.06%)
Total Net Assets	100.00%
♦Narrow industries are utilized for compliance purposes for diversification whereas broad sectors are used for financial reporting.
*To monitor compliance with the Fund's concentration guidelines as described in the Fund's Prospectus and Statement of Additional Information, the Technology sector (as disclosed herein for financial reporting purposes) is subdivided into a variety of “industries” (in accordance with the requirements of the Investment Company Act of 1940). Technology sector consisted of Application Software, Commercial Services, Computer Aided Design, Computer Software, Diversified Financial Services, Electronic Forms, Enterprise Software/Service, and Internet. As of October 31, 2020, such amounts, as a percentage of total net assets were 13.51%, 4.31%, 3.29%, 5.07%, 9.66%, 2.26%, 6.71%, and 1.92%, respectively. The percentage in any such single industry will comply with the Fund’s concentration policy even if the percentage in the Technology sector for financial reporting purposes may exceed 25%.
    11

Security type / sector allocation and top 10
equity holdings
Delaware U.S. Growth Fund
Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.
Top 10 equity holdings	Percentage of net assets
Microsoft	8.66%
Amazon.com	6.48%
Visa Class A	5.51%
Twilio Class A	5.07%
ServiceNow	4.86%
Charter Communications Class A	4.74%
Uber Technologies	4.49%
PayPal Holdings	4.31%
Mastercard Class A	4.15%
Match Group	3.84%
12

Schedule of investments
Delaware U.S. Growth Fund	October 31, 2020
	Number of shares	Value (US $)
Common Stock — 99.69%♦
Communication Services — 14.97%
Alphabet Class A †	50,494	$81,603,858
Charter Communications Class A †	191,660	115,728,141
Match Group †	803,093	93,785,201
Netflix †	156,927	74,656,451
		365,773,651
Consumer Discretionary — 12.55%
Amazon.com †	52,168	158,389,873
NIKE Class B	737,296	88,534,504
Starbucks	688,094	59,836,654
		306,761,031
Financials — 2.91%
KKR & Co. Class A	2,085,547	71,221,430
		71,221,430
Healthcare — 11.85%
Edwards Lifesciences †	1,153,142	82,668,750
Illumina †	200,198	58,597,955
Intuitive Surgical †	114,800	76,580,784
IQVIA Holdings †	465,257	71,644,925
		289,492,414
Industrials — 7.67%
Uber Technologies †	3,279,913	109,581,893
Waste Management	721,002	77,803,326
		187,385,219
Materials — 3.01%
Ball	826,050	73,518,450
		73,518,450
Technology — 46.73%
Adobe †	123,296	55,125,642
Autodesk †	341,090	80,340,338
Coupa Software †	263,630	70,573,751
Mastercard Class A	351,092	101,339,195
Microsoft	1,044,777	211,535,999
Paycom Software †	256,575	93,416,392
PayPal Holdings †	566,160	105,379,361
ServiceNow †	238,618	118,729,158
Twilio Class A †	444,466	123,992,680
    13

Schedule of investments
Delaware U.S. Growth Fund
	Number of shares	Value (US $)
Common Stock♦ (continued)
Technology (continued)
Visa Class A	741,325	$134,706,166
Wix.com †	189,816	46,945,293
		1,142,083,975
Total Common Stock (cost $1,649,587,830)		2,436,236,170

Short-Term Investments — 0.37%
Money Market Mutual Funds — 0.37%
BlackRock FedFund – Institutional Shares (seven-day effective yield 0.00%)	2,249,241	2,249,241
Fidelity Investments Money Market Government Portfolio – Class I (seven-day effective yield 0.01%)	2,249,241	2,249,241
GS Financial Square Government Fund – Institutional Shares (seven-day effective yield 0.00%)	2,249,241	2,249,241
Morgan Stanley Government Portfolio – Institutional Share Class (seven-day effective yield 0.00%)	2,249,242	2,249,242
Total Short-Term Investments (cost $8,996,965)		8,996,965
Total Value of Securities—100.06% (cost $1,658,584,795)		$2,445,233,135
♦	Narrow industries are utilized for compliance purposes for diversification whereas broad sectors are used for financial reporting.
†	Non-income producing security.
Summary of abbreviations:
GS – Goldman Sachs
See accompanying notes, which are an integral part of the financial statements.
14

Statement of assets and liabilities
Delaware U.S. Growth Fund	October 31, 2020
Assets:
Investments, at value*	$2,445,233,135
Dividends receivable	141,461
Foreign tax reclaims receivable	319,313
Receivable for fund shares sold	4,850,318
Total Assets	2,450,544,227
Liabilities:
Payable for fund shares redeemed	4,691,776
Investment management fees payable to affiliates	1,322,731
Dividend disbursing and transfer agent fees and expenses payable to non-affiliates	429,385
Other accrued expenses	203,215
Distribution fees payable to affiliates	59,314
Dividend disbursing and transfer agent fees and expenses payable to affiliates	20,303
Trustees' fees and expenses payable to affiliates	9,872
Accounting and administration expenses payable to affiliates	7,839
Legal fees payable to affiliates	2,687
Reports and statements to shareholders expenses payable to affiliates	2,479
Total Liabilities	6,749,601
Total Net Assets	$2,443,794,626

Net Assets Consist of:
Paid-in capital	$1,392,576,570
Total distributable earnings (loss)	1,051,218,056
Total Net Assets	$2,443,794,626
    15

Statement of assets and liabilities
Delaware U.S. Growth Fund
Net Asset Value

Class A:
Net assets	$137,134,675
Shares of beneficial interest outstanding, unlimited authorization, no par	5,465,081
Net asset value per share	$25.09
Sales charge	5.75%
Offering price per share, equal to net asset value per share / (1 - sales charge)	$26.62

Class C:
Net assets	$28,395,681
Shares of beneficial interest outstanding, unlimited authorization, no par	1,435,302
Net asset value per share	$19.78

Class R:
Net assets	$5,640,075
Shares of beneficial interest outstanding, unlimited authorization, no par	240,911
Net asset value per share	$23.41

Institutional Class:
Net assets	$2,268,085,092
Shares of beneficial interest outstanding, unlimited authorization, no par	79,603,418
Net asset value per share	$28.49

Class R6:
Net assets	$4,539,103
Shares of beneficial interest outstanding, unlimited authorization, no par	158,039
Net asset value per share	$28.72
*Investments, at cost	$1,658,584,795
See accompanying notes, which are an integral part of the financial statements.
16

Statement of operations
Delaware U.S. Growth Fund	Year ended October 31, 2020
Investment Income:
Dividends	$15,859,500

Expenses:
Management fees	13,831,730
Distribution expenses — Class A	307,185
Distribution expenses — Class C	317,930
Distribution expenses — Class R	35,591
Dividend disbursing and transfer agent fees and expenses	6,038,536
Accounting and administration expenses	430,712
Reports and statements to shareholders expenses	342,195
Trustees' fees and expenses	135,867
Legal fees	126,902
Registration fees	77,577
Custodian fees	68,785
Audit and tax fees	35,877
Other	69,297
21,818,184
Less expenses waived	(1,175,667)
Less expenses paid indirectly	(4,849)
Total operating expenses	20,637,668
Net Investment Loss	(4,778,168)
Net Realized and Unrealized Gain:
Net realized gain on investments	284,874,274
Net change in unrealized appreciation (depreciation) of investments	300,692,536
Net Realized and Unrealized Gain	585,566,810
Net Increase in Net Assets Resulting from Operations	$580,788,642
See accompanying notes, which are an integral part of the financial statements.
    17

Statements of changes in net assets
Delaware U.S. Growth Fund
	Year ended
	10/31/20	10/31/19
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(4,778,168)	$(1,425,856)
Net realized gain	284,874,274	253,425,227
Net change in unrealized appreciation (depreciation)	300,692,536	64,481,697
Net increase in net assets resulting from operations	580,788,642	316,481,068

Dividends and Distributions to Shareholders from:
Distributable earnings:
Class A	(12,780,403)	(22,103,445)
Class C	(4,508,811)	(9,202,271)
Class R	(1,081,857)	(2,359,022)
Institutional Class	(220,903,754)	(378,745,021)
Class R6	(352,300)	(396,421)
	(239,627,125)	(412,806,180)

Capital Share Transactions:
Proceeds from shares sold:
Class A	27,604,145	18,693,850
Class C	3,876,101	3,989,204
Class R	2,031,407	1,249,403
Institutional Class	561,725,417	360,626,895
Class R6	1,154,307	995,744

Net asset value of shares issued upon reinvestment of dividends and distributions:
Class A	12,521,618	21,757,061
Class C	4,470,467	9,094,712
Class R	1,081,853	2,359,015
Institutional Class	219,841,424	375,520,072
Class R6	351,822	396,421
	834,658,561	794,682,377
18

	Year ended
	10/31/20	10/31/19
Capital Share Transactions (continued):
Cost of shares redeemed:
Class A	$(36,600,314)	$(38,220,973)
Class C	(18,410,975)	(18,725,232)
Class R	(7,214,005)	(6,129,926)
Institutional Class	(1,065,340,123)	(923,991,101)
Class R6	(969,306)	(372,631)
	(1,128,534,723)	(987,439,863)
Decrease in net assets derived from capital share transactions	(293,876,162)	(192,757,486)
Net Increase (Decrease) in Net Assets	47,285,355	(289,082,598)

Net Assets:
Beginning of year	2,396,509,271	2,685,591,869
End of year	$2,443,794,626	$2,396,509,271
See accompanying notes, which are an integral part of the financial statements.
    19

Financial highlights
Delaware U.S. Growth Fund Class A
Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment loss[1]
Net realized and unrealized gain (loss)
Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain
Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets[4]
Ratio of expenses to average net assets prior to fees waived[4]
Ratio of net investment loss to average net assets
Ratio of net investment loss to average net assets prior to fees waived
Portfolio turnover
[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.
[3]	Total return during the period reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.
[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
20

Year ended
10/31/20	10/31/19	10/31/18	10/31/17	10/31/16
$22.15	$24.41	$26.37	$22.99	$26.84

(0.10)	(0.06)	(0.08)	(0.07)	(0.01)
5.49	2.25	1.29	5.10	(0.81)
5.39	2.19	1.21	5.03	(0.82)

—	—	—	—	(0.08)
(2.45)	(4.45)	(3.17)	(1.65)	(2.95)
(2.45)	(4.45)	(3.17)	(1.65)	(3.03)

$25.09	$22.15	$24.41	$26.37	$22.99

26.82%[3]	14.04%[3]	4.89%	23.66%	(3.48%)

$137,135	$116,986	$122,621	$148,867	$200,191
1.09%	1.11%	1.12%	1.06%	1.05%
1.14%	1.15%	1.12%	1.06%	1.05%
(0.42%)	(0.28%)	(0.31%)	(0.31%)	(0.06%)
(0.47%)	(0.32%)	(0.31%)	(0.31%)	(0.06%)
54%	35%	39%	43%	22%
21

Financial highlights
Delaware U.S. Growth Fund Class C
Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment loss[1]
Net realized and unrealized gain (loss)
Total from investment operations

Less dividends and distributions from:
Net realized gain
Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets[4]
Ratio of expenses to average net assets prior to fees waived[4]
Ratio of net investment loss to average net assets
Ratio of net investment loss to average net assets prior to fees waived
Portfolio turnover
[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.
[3]	Total return during the period reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.
[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
22

Year ended
10/31/20	10/31/19	10/31/18	10/31/17	10/31/16
$18.09	$20.97	$23.25	$20.60	$24.46

(0.21)	(0.18)	(0.23)	(0.22)	(0.17)
4.35	1.75	1.12	4.52	(0.74)
4.14	1.57	0.89	4.30	(0.91)

(2.45)	(4.45)	(3.17)	(1.65)	(2.95)
(2.45)	(4.45)	(3.17)	(1.65)	(2.95)

$19.78	$18.09	$20.97	$23.25	$20.60

25.82%[3]	13.22%[3]	4.08%	22.80%	(4.24%)

$28,396	$35,599	$45,629	$64,233	$80,537
1.84%	1.86%	1.87%	1.81%	1.80%
1.89%	1.90%	1.87%	1.81%	1.80%
(1.17%)	(1.03%)	(1.06%)	(1.06%)	(0.81%)
(1.22%)	(1.07%)	(1.06%)	(1.06%)	(0.81%)
54%	35%	39%	43%	22%
23

Financial highlights
Delaware U.S. Growth Fund Class R
Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment loss[1]
Net realized and unrealized gain (loss)
Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain
Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets[4]
Ratio of expenses to average net assets prior to fees waived[4]
Ratio of net investment loss to average net assets
Ratio of net investment loss to average net assets prior to fees waived
Portfolio turnover
[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[3]	Total return during the period reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.
[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
24

Year ended
10/31/20	10/31/19	10/31/18	10/31/17	10/31/16
$20.88	$23.34	$25.41	$22.26	$26.08

(0.14)	(0.11)	(0.13)	(0.13)	(0.07)
5.12	2.10	1.23	4.93	(0.79)
4.98	1.99	1.10	4.80	(0.86)

—	—	—	—	(0.01)
(2.45)	(4.45)	(3.17)	(1.65)	(2.95)
(2.45)	(4.45)	(3.17)	(1.65)	(2.96)

$23.41	$20.88	$23.34	$25.41	$22.26

26.45%[3]	13.78%[3]	4.62%	23.39%	(3.72%)

$5,640	$9,382	$12,904	$17,200	$21,358
1.34%	1.36%	1.37%	1.31%	1.30%
1.39%	1.40%	1.37%	1.31%	1.30%
(0.67%)	(0.53%)	(0.56%)	(0.56%)	(0.31%)
(0.72%)	(0.57%)	(0.56%)	(0.56%)	(0.31%)
54%	35%	39%	43%	22%
25

Financial highlights
Delaware U.S. Growth Fund Institutional Class
Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income (loss)[1]
Net realized and unrealized gain (loss)
Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain
Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets[4]
Ratio of expenses to average net assets prior to fees waived[4]
Ratio of net investment income (loss) to average net assets
Ratio of net investment income (loss) to average net assets prior to fees waived
Portfolio turnover
[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[3]	Total return during the period reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.
[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
26

Year ended
10/31/20	10/31/19	10/31/18	10/31/17	10/31/16
$24.78	$26.66	$28.46	$24.66	$28.57

(0.04)	(0.01)	(0.01)	(0.02)	0.05
6.20	2.58	1.39	5.51	(0.87)
6.16	2.57	1.38	5.49	(0.82)

—	—	(0.01)	(0.04)	(0.14)
(2.45)	(4.45)	(3.17)	(1.65)	(2.95)
(2.45)	(4.45)	(3.18)	(1.69)	(3.09)

$28.49	$24.78	$26.66	$28.46	$24.66

27.10%[3]	14.33%[3]	5.15%	24.00%	(3.24%)

$2,268,085	$2,231,134	$2,502,062	$2,780,191	$2,536,591
0.84%	0.86%	0.87%	0.81%	0.80%
0.89%	0.90%	0.87%	0.81%	0.80%
(0.17%)	(0.03%)	(0.06%)	(0.06%)	0.19%
(0.22%)	(0.07%)	(0.06%)	(0.06%)	0.19%
54%	35%	39%	43%	22%
27

Financial highlights
Delaware U.S. Growth Fund Class R6
Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income from investment operations:
Net investment income[2]
Net realized and unrealized gain
Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain
Total dividends and distributions

Net asset value, end of period

Total return[3]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets[5]
Ratio of expenses to average net assets prior to fees waived[5]
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived
Portfolio turnover
[1]	Date of commencement of operations; ratios have been annualized and total return has not been annualized.
[2]	The average shares outstanding method has been applied for per share information.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[4]	Total return during the period reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.
[5]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
[6]	Portfolio turnover is representative of the Fund for the entire year ended October 31, 2016.
See accompanying notes, which are an integral part of the financial statements.
28

Year ended				5/2/16[1] to 10/31/16
10/31/20	10/31/19	10/31/18	10/31/17
$24.91	$26.72	$28.50	$24.68	$23.75

0.01	0.05	0.05	0.02	0.04
6.25	2.59	1.38	5.52	0.89
6.26	2.64	1.43	5.54	0.93

—	—	(0.04)	(0.07)	—
(2.45)	(4.45)	(3.17)	(1.65)	—
(2.45)	(4.45)	(3.21)	(1.72)	—

$28.72	$24.91	$26.72	$28.50	$24.68

27.39%[4]	14.60%[4]	5.36%	24.19%	3.92%

$4,539	$3,408	$2,376	$2,053	$2
0.62%	0.63%	0.65%	0.67%	0.66%
0.65%	0.67%	0.65%	0.67%	0.66%
0.05%	0.20%	0.16%	0.08%	0.34%
0.02%	0.16%	0.16%	0.08%	0.34%
54%	35%	39%	43%	22%[6]
29

Notes to financial statements
Delaware U.S. Growth Fund	October 31, 2020
Delaware Group® Adviser Funds (Trust) is organized as a Delaware statutory trust and offers two series: Delaware Diversified Income Fund and Delaware U.S. Growth Fund. These financial statements and the related notes pertain to Delaware U.S. Growth Fund (Fund). The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940, as amended, and offers Class A, Class C, Class R, Institutional Class, and Class R6 shares. Class A shares are sold with a maximum front-end sales charge of 5.75%. Class A share purchases of $1,000,000 or more will incur a contingent deferred sales charge (CDSC) instead of a front-end sales charge of 1.00%, if redeemed during the first year, and 0.50% during the second year, provided that Delaware Distributors, L.P. (DDLP) paid a financial advisor a commission on the purchase of those shares. Class C shares are sold with a CDSC of 1.00%, which will be incurred if redeemed during the first 12 months. Class R, Institutional Class, and Class R6 shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Class R6 shares do not pay any service fees, sub-accounting fees, and/or sub-transfer agency fees to any brokers, dealers, or other financial intermediaries.
1. Significant Accounting Policies
The Fund follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services − Investment Companies. The following accounting policies are in accordance with US generally accepted accounting principles
(US GAAP) and are consistently followed by the Fund.
Security Valuation — Equity securities, except those traded on the Nasdaq Stock Market LLC (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Equity securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If, on a particular day, an equity security does not trade, the mean between the bid and ask prices will be used, which approximates fair value. Open-end investment companies are valued at their published net asset value (NAV). Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Trust’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. Restricted securities are valued at fair value using methods approved by the Board.
Federal Income Taxes —  No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken or expected to be taken on the Fund’s federal income tax returns through the year ended October 31, 2020 and for all open tax years (years ended
October 31, 2017–October 31, 2019), and has concluded that no provision for federal income tax is
30

required in the Fund’s financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in “Other” on the “Statement of operations.” During the year ended October 31, 2020, the Fund did not incur any interest or tax penalties.
Class Accounting —  Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class. Class R6 shares will not be allocated any expenses related to service fees, sub-accounting fees, and/or sub-transfer agency fees paid to brokers, dealers, or other financial intermediaries.
Use of Estimates —  The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.
Other — Expenses directly attributable to the Fund are charged directly to the Fund. Other expenses common to various funds within the Delaware Funds® by Macquarie (Delaware Funds) are generally allocated among such funds on the basis of average net assets. Management fees and certain other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Distributions received from investments in real estate investment trusts (REITs) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer. The Fund declares and pays dividends from net investment income and distributions from net realized gain on investments, if any, annually. The Fund may distribute more frequently, if necessary for tax purposes. Dividends and distributions, if any, are recorded on the ex-dividend date.
The Fund receives earnings credits from its custodian when positive cash balances are maintained, which may be used to offset custody fees. The expenses paid under this arrangement are included on the “Statement of operations” under “Custodian fees” with the corresponding expenses offset included under “Less expenses paid indirectly.” For the year ended October 31, 2020, the Fund earned $3,946 under this arrangement.
The Fund receives earnings credits from its transfer agent when positive cash balances are maintained, which may be used to offset transfer agent fees. If the amount earned is greater than $1, the expenses paid under this arrangement are included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses” with the corresponding expenses offset included under “Less expenses paid indirectly.” For the year ended October 31, 2020, the Fund earned $903 under this arrangement.
2. Investment Management, Administration Agreements, and Other Transactions with Affiliates
In accordance with the terms of its investment management agreement, the Fund pays Delaware Management Company (DMC), a series of Macquarie Investment Management Business Trust and the
    31

Notes to financial statements
Delaware U.S. Growth Fund
2. Investment Management, Administration Agreements, and Other Transactions with Affiliates
(continued)
investment manager, an annual fee which is calculated daily and paid monthly at the rate of 0.65% on the first $500 million of average daily net assets of the Fund, 0.60% on the next $500 million, 0.55% on the next $1.5 billion, and 0.50% on average daily net assets in excess of $2.5 billion.
DMC may permit its affiliates, Macquarie Investment Management Global Limited (MIMGL) and Macquarie Funds Management Hong Kong Limited (together, the “Affiliated Sub-Advisors”), to execute Fund equity security trades on behalf of the Manager. The Manager may also seek quantitative support from MIMGL. Although the Affiliated Sub-Advisors serve as sub-advisors, DMC has ultimate responsibility for all investment advisory services. For these services, DMC, not the Fund, may pay each Affiliated Sub-Advisor a portion of its investment management fee.
DMC has contractually agreed to waive all or a portion, if any, of its management fee and/or pay/reimburse the Fund to the extent necessary to ensure total annual operating expenses (excluding any distribution and service (12b-1) fees, taxes, interest, acquired fund fees and expenses, short sale dividend and interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations), do not exceed 0.84% of the Fund’s average daily net assets of Class A, Class C, Class R, and Institutional Class shares and 0.62% of the Fund’s average daily net assets of Class R6 shares from November 1, 2019 through October 31, 2020.* These waivers and reimbursements may only be terminated by agreement of DMC and the Fund. The waivers and reimbursements are accrued daily and received monthly.
Jackson Square Partners, LLC (JSP) furnishes investment sub-advisory services to the Fund. For these services, DMC, not the Fund, pays JSP fees based on the aggregate average daily net assets of the Fund at the following annual rate: 0.39% of the first $500 million; 0.36% of the next $500 million; 0.33% of the next $1.5 billion; and 0.30% of aggregate average daily net assets in excess of $2.5 billion.
Delaware Investments Fund Services Company (DIFSC), an affiliate of DMC, provides fund accounting and financial administration oversight services to the Fund. For these services, DIFSC’s fees are calculated daily and paid monthly based on the aggregate daily net assets of all funds within the Delaware Funds at the following annual rates: 0.00475% of the first $35 billion; 0.0040% of the next $10 billion; and 0.0025% of aggregate average daily net assets in excess of $45 billion (Total Fee). Each fund in the Delaware Funds pays a minimum of $4,000, which, in aggregate, is subtracted from the Total Fee. Each fund then pays its portion of the remainder of the Total Fee on a relative NAV basis. This amount is included on the “Statement of operations” under “Accounting and administration expenses.” For the year ended October 31, 2020, the Fund was charged $85,184 for these services.
DIFSC is also the transfer agent and dividend disbursing agent of the Fund. For these services, DIFSC’s fees were calculated daily and paid monthly based on the aggregate daily net assets of the retail funds within the Delaware Funds at the following annual rates: 0.014% of the first $20 billion; 0.011% of the next $5 billion; 0.007% of the next $5 billion; 0.005% of the next $20 billion; and 0.0025% of average daily net assets in excess of $50 billion. The fees payable to DIFSC under the shareholder services agreement described previously are allocated among all retail funds in the Delaware Funds on a relative
32

NAV basis. This amount is included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses.” For the year ended October 31, 2020, the Fund was charged $219,437 for these services. Pursuant to a sub-transfer agency agreement between DIFSC and BNY Mellon Investment Servicing (US) Inc. (BNYMIS), BNYMIS provides certain sub-transfer agency services to the Fund. Sub-transfer agency fees are paid by the Fund and are also included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses.” The fees are calculated daily and paid as invoices are received on a monthly or quarterly basis.
Pursuant to a distribution agreement and distribution plan, the Fund pays DDLP, the distributor and an affiliate of DMC, an annual 12b-1 fee of 0.25%, of the average daily net assets of the Class A shares, 1.00% of the average daily net assets of the Class C shares, and 0.50% of the average daily net assets of the Class R shares. The fees are calculated daily and paid monthly. Institutional Class and Class R6 shares do not pay 12b-1 fees.
As provided in the investment management agreement, the Fund bears a portion of the cost of certain resources shared with DMC, including the cost of internal personnel of DMC and/or its affiliates that provide legal, tax, and regulatory reporting services to the Fund. For the year ended October 31, 2020, the Fund was charged $69,617 for internal legal, tax, and regulatory reporting services provided by DMC and/or its affiliates’ employees. This amount is included on the “Statement of operations” under “Legal fees.”
For the year ended October 31, 2020, DDLP earned $18,069 for commissions on sales of the Fund’s Class A shares. For the year ended October 31, 2020, DDLP received gross CDSC commissions of $7 and $847 on redemptions of the Fund’s Class A and Class C shares, respectively, and these commissions were entirely used to offset upfront commissions previously paid by DDLP to broker/dealers on sales of those shares.
Trustees’ fees include expenses accrued by the Fund for each Trustee’s retainer and meeting fees. Certain officers of DMC, DIFSC, and DDLP are officers and/or Trustees of the Trust. These officers and Trustees are paid no compensation by the Fund.
In addition to the management fees and other expenses of the Fund, the Fund indirectly bears the investment management fees and other expenses of the investment companies (Underlying Funds) in which it invests. The amount of these fees and expenses incurred indirectly by the Fund will vary based upon the expense and fee levels of the Underlying Funds and the number of shares that are owned of the Underlying Funds at different times.

*The aggregate contractual waiver period covering this report is from February 28, 2019 through March 1, 2021.
3. Investments
For the year ended October 31, 2020, the Fund made purchases and sales of investment securities other than short-term investments as follows:
Purchases	$1,278,577,971
    33

Notes to financial statements
Delaware U.S. Growth Fund
3. Investments (continued)
Sales	$1,815,615,816
The tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be the final tax cost basis adjustments, but approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. At October 31, 2020, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes for the Fund were as follows:
Cost of investments	$1,663,402,092
Aggregate unrealized appreciation of investments	$806,917,514
Aggregate unrealized depreciation of investments	(25,086,471)
Net unrealized appreciation of investments	$781,831,043
US GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three-level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available under the circumstances. The Fund's investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-level hierarchy of inputs is summarized as follows:
Level 1  − Inputs are quoted prices in active markets for identical investments. (Examples: equity securities, open-end investment companies, futures contracts, and exchange-traded options contracts)
Level 2  − Other observable inputs, including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, and default rates) or other market-corroborated inputs. (Examples: debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, and fair valued securities)
Level 3  − Significant unobservable inputs, including the Fund's own assumptions used to determine the fair value of investments. (Examples: broker-quoted securities and fair valued securities)
Level 3 investments are valued using significant unobservable inputs. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are
34

discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity, and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.
The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of October 31, 2020:
Level 1
Securities
Assets:
Common Stock	$2,436,236,170
Short-Term Investments	8,996,965
Total Value of Securities	$2,445,233,135
During the year ended October 31, 2020, there were no transfers between Level 1 investments, Level 2 investments, or Level 3 investments. The Fund’s policy is to recognize transfers between levels at the beginning of the reporting period.
A reconciliation of Level 3 investments is presented when the Fund has a significant amount of Level 3 investments at the beginning, interim, or end of the period in relation to the Fund's net assets. During the year ended October 31, 2020, there were no Level 3 investments.
4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP. Additionally, distributions from net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended October 31, 2020 and 2019 was as follows:
	Year ended
	10/31/20	10/31/19
Ordinary income	$—	$24,678,317
Long-term capital gains	239,627,125	388,127,863
Total	$239,627,125	$412,806,180
    35

Notes to financial statements
Delaware U.S. Growth Fund
5. Components of Net Assets on a Tax Basis
As of October 31, 2020, the components of net assets on a tax basis were as follows:
Shares of beneficial interest	$1,392,576,570
Undistributed ordinary income	20,422,472
Undistributed long-term capital gains	248,964,541
Unrealized appreciation of investments	781,831,043
Net assets	$2,443,794,626
The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales.
6. Capital Shares
Transactions in capital shares were as follows:
	Year ended
	10/31/20	10/31/19
Shares sold:
Class A	1,218,848	884,948
Class C	221,126	232,613
Class R	94,807	60,517
Institutional Class	22,944,032	15,145,860
Class R6	45,489	44,151

Shares issued upon reinvestment of dividends and distributions:
Class A	610,811	1,256,184
Class C	274,768	639,122
Class R	56,435	144,194
Institutional Class	9,463,686	19,426,801
Class R6	15,054	20,434
	34,945,056	37,854,824

Shares redeemed:
Class A	(1,645,050)	(1,883,363)
Class C	(1,028,777)	(1,079,175)
Class R	(359,722)	(308,187)
Institutional Class	(42,847,718)	(38,385,729)
Class R6	(39,338)	(16,662)
	(45,920,605)	(41,673,116)
Net decrease	(10,975,549)	(3,818,292)
36

Certain shareholders may exchange shares of one class for shares of another class in the same Fund. These exchange transactions are included as subscriptions and redemptions in the previous table and on the “Statements of changes in net assets.” For the years ended October 31, 2020 and 2019, the Fund had the following exchange transactions:
	Exchange Redemptions			Exchange Subscriptions
	Class A Shares	Class C Shares	Institutional Class Shares	Class A Shares	Institutional Class Shares	Class R6 Shares	Value
Year ended
10/31/20	8,047	16,847	1,379	12,123	8,315	1,371	$525,846
Year ended
10/31/19	4,282	12,234	—	9,383	4,437	—	297,638
7. Line of Credit
The Fund, along with certain other funds in the Delaware Funds (Participants), was a participant in a $250,000,000 revolving line of credit (Agreement) intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The amount available under the Agreement was increased to $275,000,000 on May 6, 2020. The Agreement is to be used as described below and operates in substantially the same manner as the original Agreement. The line of credit available under the Agreement expires on November 2, 2020.
Under the Agreement, the Participants were charged an annual commitment fee of 0.15%, which was allocated across the Participants based on a weighted average of the respective net assets of each Participant. The Participants were permitted to borrow up to a maximum of one-third of their net assets under the Agreement. Each Participant was individually, and not jointly, liable for its particular advances, if any, under the line of credit.
The Fund had no amounts outstanding as of October 31, 2020, or at any time during the year then ended.
8. Securities Lending
The Fund, along with other funds in the Delaware Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with The Bank of New York Mellon (BNY Mellon). At the time a security is loaned, the borrower must post collateral equal to the required percentage of the market value of the loaned security, including any accrued interest. The required percentage is: (1) 102% with respect to US securities and foreign securities that are denominated and payable in US dollars; and (2) 105% with respect to foreign securities. With respect to each loan, if on any business day, the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day, which, together with the collateral already held, will be not less than the applicable initial collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable initial collateral requirement, upon the request of the borrower, BNY Mellon must return
    37

Notes to financial statements
Delaware U.S. Growth Fund
8. Securities Lending (continued)
enough collateral to the borrower by the end of the following business day to reduce the value of the remaining collateral to the applicable initial collateral requirement for such security loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security on any particular day, may be more or less than the value of the security on loan. The collateral percentage with respect to the market value of the loaned security is determined by the security lending agent.
Cash collateral received by each fund of the Trust is generally invested in a series of individual separate accounts, each corresponding to a fund. The investment guidelines permit each separate account to hold certain securities that would be considered eligible securities for a money market fund. Cash collateral received is generally invested in government securities; certain obligations issued by government sponsored enterprises; repurchase agreements collateralized by US Treasury securities; obligations issued by the central government of any Organization for Economic Cooperation and Development (OECD) country or its agencies, instrumentalities, or establishments; obligations of supranational organizations; commercial paper, notes, bonds, and other debt obligations; certificates of deposit, time deposits, and other bank obligations; and asset-backed securities. A fund can also accept US government securities and letters of credit (non-cash collateral) in connection with securities loans.
In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Fund or, at the discretion of the lending agent, replace the loaned securities. The Fund continues to record dividends or interest, as applicable, on the securities loaned and is subject to changes in value of the securities loaned that may occur during the term of the loan. The Fund has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Fund receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Fund, the security lending agent, and the borrower. The Fund records security lending income net of allocations to the security lending agent and the borrower.
The Fund may incur investment losses as a result of investing securities lending collateral. This could occur if an investment in the collateral investment account defaulted or became impaired. Under those circumstances, the value of the Fund’s cash collateral account may be less than the amount the Fund would be required to return to the borrowers of the securities and the Fund would be required to make up for this shortfall.
During the year ended October 31, 2020, the Fund had no securities out on loan.
9. Credit and Market Risk
Beginning in January 2020, global financial markets have experienced and may continue to experience significant volatility resulting from the spread of a novel coronavirus known as COVID-19. The outbreak of COVID-19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand, and general market uncertainty. The effects of COVID-19 have and may continue to
38

adversely affect the global economy, the economies of certain nations and individual issuers, all of which may negatively impact the Fund's performance.
The Fund invested in growth stocks (such as those in the technology sector), which reflect projections of future earnings and revenue. These prices may rise or fall dramatically depending on whether those projections are met. These companies’ stock prices may be more volatile, particularly over the short term.
The Fund invests a significant portion of its assets in small companies and may be subject to certain risks associated with ownership of securities of such companies. Investments in small sized companies may be more volatile than investments in larger companies for a number of reasons, which include limited financial resources or a dependence on narrow product lines.
The Fund may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A promulgated under the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Board has delegated to DMC, the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund’s limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s 15% limit on investments in illiquid securities. As of October 31, 2020, there were no Rule 144A securities held by the Fund.
10. Contractual Obligations
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund's existing contracts and expects the risk of loss to be remote.
11. Recent Accounting Pronouncements
In August 2018, FASB issued an Accounting Standards Update (ASU), ASU 2018-13, which changes certain fair value measurement disclosure requirements. ASU 2018-13, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the policy for the timing of transfers between levels and the valuation process for Level 3 fair value measurements. ASU 2018-13 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. At this time, Management is evaluating the implications of these changes on the financial statements.
12. Subsequent Events
On November 2, 2020, the Participants entered into an amendment to the Agreement for an amount of $225,000,000 to be used as described in Note 7. It operates in substantially the same manner as the
    39

Notes to financial statements
Delaware U.S. Growth Fund
12. Subsequent Events (continued)
original Agreement with the addition of an upfront fee of 0.05%, which was allocated across the Participants. The line of credit available under the agreement expires on November 1, 2021.
On November 18, 2020, the Board approved the reorganization (Reorganization) of the Fund into and with the substantially similar, existing Jackson Square Large-Cap Growth Fund. The Reorganization is subject to the approval of Fund shareholders at a special shareholder meeting.
Management has determined that no other material events or transactions occurred subsequent to
October 31, 2020, that would require recognition or disclosure in the Fund's financial statements.
40

Report of independent registered public accounting firm
To the Board of Trustees of Delaware Group® Adviser Funds and Shareholders of Delaware U.S. Growth Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Delaware U.S. Growth Fund (one of the series constituting Delaware Group® Adviser Funds referred to hereafter as the “Fund”) as of October 31, 2020, the related statement of operations for the year ended October 31, 2020, the statements of changes in net assets for each of the two years in the period ended October 31, 2020, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2020 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2020 by correspondence with the custodian and transfer agents. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
December 21, 2020
We have served as the auditor of one or more investment companies in Delaware Funds® by Macquarie since 2010.
    41

Other Fund information (Unaudited)
Delaware U.S. Growth Fund
Liquidity Risk Management Program
The Securities and Exchange Commission (the “SEC”) has adopted Rule 22e-4 under the 1940 Act (the “Liquidity Rule”), which requires all open-end funds (other than money market funds) to adopt and implement a program reasonably designed to assess and manage a fund’s “liquidity risk,” defined as the risk that a fund could not meet requests to redeem shares issued by the fund without significant dilution of remaining investors’ interests in the fund.
The Fund has adopted and implemented a liquidity risk management program in accordance with the Liquidity Rule (the “Program”). The Board has designated the Division Director of the US Operational Risk Group of Macquarie Asset Management as the Program Administrator for the Fund.
As required by the Liquidity Rule, the Program includes policies and procedures that provide for: (1) assessment, management, and review (no less frequently than annually) of the Fund’s liquidity risk; (2) classification of each of the Fund’s portfolio holdings into one of four liquidity categories
(Highly Liquid, Moderately Liquid, Less Liquid, and Illiquid); (3) for funds that do not primarily hold assets that are Highly Liquid, establishing and maintaining a minimum percentage of the Fund’s net assets in Highly Liquid investments (called a “Highly Liquid Investment Minimum” or “HLIM”); and (4) prohibiting the Fund’s acquisition of Illiquid investments if, immediately after the acquisition, the Fund would hold more than 15% of its net assets in Illiquid assets. The Program also requires reporting to the SEC (on a non-public basis) and to the Board if the Fund’s holdings of Illiquid assets exceed 15% of the Fund’s net assets. Funds with HLIMs must have procedures for addressing HLIM shortfalls, including reporting to the Board and, with respect to HLIM shortfalls lasting more than seven consecutive calendar days, reporting to the SEC (on a non-public basis).
In assessing and managing the Fund’s liquidity risk, the Program Administrator considers, as relevant, a variety of factors, including: (1) the Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions; (2) short-term and long-term cash flow projections for the Fund during both normal and reasonably foreseeable stressed conditions; and (3) the Fund’s holdings of cash and cash equivalents and any borrowing arrangements. Classification of the Fund’s portfolio holdings in the four liquidity categories is based on the number of days it is reasonably expected to take to convert the investment to cash (for Highly Liquid and Moderately Liquid holdings) or to sell or dispose of the investment (for Less Liquid and Illiquid investments), in current market conditions without significantly changing the investment’s market value. The Fund primarily holds assets that are classified as Highly Liquid, and therefore is not required to establish an HLIM.
At a meeting of the Board held on May 19-21, 2020, the Program Administrator provided a written report to the Board addressing the Program’s operation and assessing the adequacy and effectiveness of its implementation for the period from December 1, 2018 through March 31, 2020. The report concluded that the Program is appropriately designed and effectively implemented and that it meets the requirements of Rule 22e-4 and the Fund’s liquidity needs.
42

Tax Information
The information set forth below is for the Fund’s fiscal year as required by federal income tax laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of the Fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in January of each year. Please consult your tax advisor for proper treatment of this information.
All disclosures are based on financial information available as of the date of this annual report and, accordingly are subject to change. For any and all items requiring reporting, it is the intention of the
Fund to report the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.
For the fiscal year ended October 31, 2020, the Fund reports distributions paid during the year as follows:
(A) Long-Term Capital Gain Distributions (Tax Basis)	100.00%

(A) is based on a percentage of the Fund’s total distributions.
Board consideration of Investment Advisory and Sub-Advisory Agreements for Delaware U.S. Growth Fund at a meeting held August 11-13, 2020
At a meeting held on August 11-13, 2020 (the “Annual Meeting”), the Board of Trustees (the “Board”), including a majority of disinterested or independent Trustees, approved the renewal of the Investment Advisory and Sub-Advisory Agreements for Delaware U.S. Growth Fund (the “Fund”). In making its decision, the Board considered information furnished at regular quarterly Board meetings, including reports detailing Fund performance, investment strategies, and expenses, as well as information prepared specifically in connection with the renewal of the investment advisory and sub-advisory contracts. Information furnished specifically in connection with the renewal of the Investment Management Agreement with Delaware Management Company (“DMC”), a series of Macquarie Investment Management Business Trust (“MIMBT”) and the Sub-Advisory Agreement with Jackson Square Partners, LLC (“JSP”), included materials provided by DMC and its affiliates (collectively, “Macquarie Investment Management”) concerning, among other things, the nature, extent, and quality of services provided to the Fund; the costs of such services to the Fund; economies of scale; and the investment manager’s financial condition and profitability. In addition, in connection with the Annual Meeting, materials were provided to the Trustees in May 2020, including reports provided by Broadridge Financial Solutions (“Broadridge”). The Broadridge reports compared the Fund’s investment performance and expenses with those of other comparable mutual funds. The Independent Trustees reviewed and discussed the Broadridge reports with independent legal counsel to the Independent Trustees. In addition to the information noted above, the Board also requested and received information regarding DMC’s policy with respect to advisory fee levels and its breakpoint philosophy; the structure of portfolio manager compensation; comparative client fee information; and any constraints or limitations
    43

Other Fund information (Unaudited)
Delaware U.S. Growth Fund
Board consideration of Investment Advisory and Sub-Advisory Agreements for Delaware U.S. Growth Fund at a meeting held August 11-13, 2020 (continued)
on the availability of securities for certain investment styles, which had in the past year inhibited, or which were likely in the future to inhibit, the investment manager’s ability to invest fully in accordance with Fund policies.
In considering information relating to the approval of the Fund’s advisory and sub-advisory agreements, as applicable, the Independent Trustees received assistance and advice from and met separately with independent legal counsel to the Independent Trustees and also received assistance and advice from an experienced and knowledgeable independent fund consultant, JDL Consultants, LLC (“JDL”). Although the Board gave attention to all information furnished, the following discussion identifies, under separate headings, the primary factors taken into account by the Board during its contract renewal considerations.
Nature, extent, and quality of services. The Board considered the services provided by DMC to the Fund and its shareholders. In reviewing the nature, extent, and quality of services, the Board considered reports furnished to it throughout the year, which covered matters such as the relative performance of the Fund; compliance of portfolio managers with the investment policies, strategies, and restrictions for the Fund; compliance by DMC and Delaware Distributors, L.P. (together, “Management”) personnel with the Code of Ethics adopted throughout the Delaware Funds® by Macquarie (“Delaware Funds”); and adherence to fair value pricing procedures as established by the Board. The Board was pleased with the current staffing of DMC and the emphasis placed on research in the investment process. The Board recognized DMC’s receipt of certain favorable industry distinctions during the past several years. The Board gave favorable consideration to DMC’s efforts to control expenses while maintaining service levels committed to Fund matters. The Board also noted the benefits provided to Fund shareholders through (a) each shareholder’s ability to: (i) exchange an investment in one Delaware Fund for the same class of shares in another Delaware Fund without a sales charge, or (ii) reinvest Fund dividends into additional shares of the Fund or into additional shares of other Delaware Funds, and (b) the privilege to combine holdings in other Delaware Funds to obtain a reduced sales charge. The Board was satisfied with the nature, extent, and quality of the overall services provided by DMC.
Nature, extent, and quality of services. The Board considered the services provided by JSP to the Fund. In reviewing the nature, extent, and quality of services, the Board considered reports furnished to it throughout the year at regular Board Meetings covering matters such as relative performance of the Fund; compliance of portfolio managers with the investment policies, strategies, and restrictions for the Fund; the compliance of Sub-Adviser personnel with its Code of Ethics; and adherence to fair value pricing procedures as established by the Board. The Board was pleased with the current staffing of JSP and the emphasis placed on research in the investment process. The Board was satisfied with the nature, extent, and quality of the overall services provided by JSP.
Investment performance. The Board placed significant emphasis on the investment performance of the Fund in view of the importance of investment performance to shareholders. Although the Board considered performance reports and discussions with portfolio managers at Investment Committee meetings throughout the year, the Board gave particular weight to the Broadridge reports furnished for the Annual Meeting. The Broadridge reports prepared for the Fund showed the investment performance
44

of its Class A shares in comparison to a group of similar funds as selected by Broadridge (the “Performance Universe”). A fund with the best performance ranked first, and a fund with the poorest performance ranked last. The highest/best performing 25% of funds in the Performance Universe make up the first quartile; the next 25%, the second quartile; the next 25%, the third quartile; and the poorest/worst performing 25% of funds in the Performance Universe make up the fourth quartile. Comparative annualized performance for each Fund was shown for the past 1-, 3-, 5-, and 10-year periods, to the extent, applicable, ended January 31, 2020. The Board’s objective is that the Fund’s performance for the 1-, 3-, and 5-year periods be at or above the median of its Performance Universe.
The Performance Universe for the Fund consisted of the Fund and all retail and institutional large-cap growth funds as selected by Broadridge. The Broadridge report comparison showed that the Fund’s total return for the 1-, 3-, 5-, and 10-year periods was in the fourth quartile of its Performance Universe. The Board noted that the Fund’s performance was not in line with the Board’s objective. In evaluating the Fund’s performance, the Board considered the performance attribution included in the Meeting materials, as well as the numerous investment and performance reports delivered by Management personnel to the Board’s Investments Committee. The Board was satisfied that Management was taking action to improve Fund performance and meet the Board’s performance objective.
Comparative expenses. The Board considered expense data for the Delaware Funds. Management provided the Board with information on pricing levels and fee structures for the Fund as of its most recently completed fiscal year. The Board also focused on the comparative analysis of effective management fees and total expense ratios of the Fund versus effective management fees and total expense ratios of a group of similar funds as selected by Broadridge (the “Expense Group”). In reviewing comparative costs, the Fund’s contractual management fee and the actual management fee incurred by the Fund were compared with the contractual management fees (assuming all funds in the Expense Group were similar in size to the Fund) and actual management fees (as reported by each fund) within the Expense Group, taking into account any applicable breakpoints and fee waivers. The Fund’s total expenses were also compared with those of its Expense Group. The Broadridge total expenses, for comparative consistency, were shown by Broadridge for Class A shares and comparative total expenses including 12b-1 and non-12b-1 service fees. The Board’s objective is for the Fund’s total expense ratio to be competitive with those of the peer funds within its Expense Group.
The expense comparisons for the Fund showed that its actual management fee was in the quartile with the lowest expenses of its Expense Group and its total expenses were in the quartile with the second highest expenses of its Expense Group. The Board noted that the Fund’s total expenses were not in line with the Board’s objective. In evaluating the total expenses, the Board considered fee waivers in place through March 2021 and various initiatives implemented by Management, such as the negotiation of lower fees for fund accounting, fund accounting oversight services, and custody, which had created an opportunity for a further reduction in expenses. The Board was satisfied with Management’s efforts to improve the Fund’s total expense ratio and to bring it in line with the Board’s objective.
Management profitability. The Board considered the level of profits realized by DMC in connection with the operation of the Fund. In this respect, the Board reviewed the Investment Management Profitability Analysis that addressed the overall profitability of DMC’s business in providing management and other services to each of the individual funds and the Delaware Funds as a whole. Specific attention was given to the methodology used by DMC in allocating costs for the purpose of determining profitability.
    45

Other Fund information (Unaudited)
Delaware U.S. Growth Fund
Board consideration of Investment Advisory and Sub-Advisory Agreements for Delaware U.S. Growth Fund at a meeting held August 11-13, 2020 (continued)
Management stated that the level of profits of DMC, to a certain extent, reflects recent operational cost savings and efficiencies initiated by DMC. The Board considered DMC’s efforts to improve services provided to Fund shareholders and to meet additional regulatory and compliance requirements resulting from recent industry-wide Securities and Exchange Commission initiatives. The Board also considered the extent to which DMC might derive ancillary benefits from fund operations, including the potential for procuring additional business as a result of the prestige and visibility associated with its role as service provider to the Delaware Funds and the benefits from allocation of fund brokerage to improve trading efficiencies. As part of its work, the Board also reviewed a report prepared by JDL regarding MIMBT profitability as compared to certain peer fund complexes and the Independent Trustees met with JDL personnel to discuss DMC’s profitability in such context. The Board found that the management fees were reasonable in light of the services rendered and the level of profitability of DMC.
Management profitability. Trustees were also given available information on profits being realized by JSP in relation to the services being provided to the Fund and in relation to JSP’s overall investment advisory business, but believed such information to be of limited relevance because the sub-advisory fees are paid by DMC out of its management fee, and changes in the level of sub-advisory fees have no impact on Fund expenses. The Board was also provided information on potential fall-out benefits derived or to be derived by JSP in connection with its relationship to the Fund, such as reputational enhancement, soft dollar arrangements, or commissions paid to affiliated broker/dealers, as applicable.
Economies of scale. The Trustees considered whether economies of scale are realized by DMC as the Fund’s assets increase and the extent to which any economies of scale are reflected in the level of management fees charged. The Trustees reviewed the Fund’s advisory fee pricing and structure, approved by the Board and shareholders, which includes breakpoints, and which applies to most funds in the Delaware Funds complex. Breakpoints in the advisory fee occur when the advisory fee rate is reduced on assets in excess of specified levels. Breakpoints result in a lower advisory fee than would otherwise be the case in the absence of breakpoints, when the asset levels specified in the breakpoints are exceeded. The Board noted that, as of March 31, 2020, the Fund’s net assets exceeded the third breakpoint level. The Board believed that, given the extent to which economies of scale might be realized by DMC and its affiliates, the schedule of fees under the Investment Management Agreement provides a sharing of benefits with the Fund and its shareholders.
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Board of trustees / directors and officers addendum
Delaware Funds® by Macquarie
A mutual fund is governed by a Board of Trustees/Directors (“Trustees”), which has oversight responsibility for the management of a fund’s business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor, and others who perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. Each trustee has served in that capacity since he or she was elected to or appointed to the Board of Trustees, and will continue to serve until his or her retirement or the election of a new trustee in his or her place. The following is a list of the Trustees and Officers with certain background and related information.
Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer
Interested Trustee
Shawn K. Lytle[1] 610 Market Street Philadelphia, PA 19106-2354 February 1970	President, Chief Executive Officer, and Trustee	President and Chief Executive Officer since August 2015 Trustee since September 2015	President — Macquarie Investment Management[2] (June 2015–Present) Regional Head of Americas — UBS Global Asset Management (April 2010–May 2015)	85	Trustee — UBS Relationship Funds, SMA Relationship Trust, and UBS Funds (May 2010–April 2015)
Independent Trustees
Jerome D. Abernathy 610 Market Street Philadelphia, PA 19106-2354 July 1959	Trustee	Since January 2019	Managing Member, Stonebrook Capital Management, LLC (financial technology: macro factors and databases) (January 1993-Present)	85	None
    47

Board of trustees / directors and officers addendum
Delaware Funds® by Macquarie
Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer
Thomas L. Bennett 610 Market Street Philadelphia, PA 19106-2354 October 1947	Chair and Trustee	Trustee since March 2005 Chair since March 2015	Private Investor (March 2004–Present)	85	None
Ann D. Borowiec 610 Market Street Philadelphia, PA 19106-2354 November 1958	Trustee	Since March 2015	Chief Executive Officer, Private Wealth Management (2011–2013) and Market Manager, New Jersey Private Bank (2005–2011) — J.P. Morgan Chase & Co.	85	Director — Banco Santander International (October 2016–December 2019) Director — Santander Bank, N.A. (December 2016–December 2019)
Joseph W. Chow 610 Market Street Philadelphia, PA 19106-2354 January 1953	Trustee	Since January 2013	Private Investor (April 2011–Present)	85	Director and Audit Committee Member — Hercules Technology Growth Capital, Inc. (July 2004–July 2014)
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Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer
John A. Fry 610 Market Street Philadelphia, PA 19106-2354 May 1960	Trustee	Since January 2001	President — Drexel University (August 2010–Present) President — Franklin & Marshall College (July 2002–June 2010)	85	Director; Compensation Committee and Governance Committee Member — Community Health Systems
(May 2004–Present)
Director — Drexel Morgan & Co. (2015–2019)
Director and Audit Committee Member — vTv Therapeutics Inc. (2017–Present)
Director and Audit Committee Member — FS Credit Real Estate Income Trust, Inc. (2018–Present)
Director — Federal Reserve
Bank of Philadelphia
					(January 2020–Present)
Lucinda S. Landreth 610 Market Street Philadelphia, PA 19106-2354 June 1947	Trustee	Since March 2005	Private Investor (2004–Present)	85	None
    49

Board of trustees / directors and officers addendum
Delaware Funds® by Macquarie
Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer
Frances A. Sevilla-Sacasa 610 Market Street Philadelphia, PA 19106-2354 January 1956	Trustee	Since September 2011	Private Investor (January 2017–Present) Chief Executive Officer — Banco Itaú International (April 2012–December 2016) Executive Advisor to Dean (August 2011–March 2012) and Interim Dean (January 2011–July 2011) — University of Miami School of Business Administration President — U.S. Trust, Bank of America Private Wealth Management (Private Banking) (July 2007-December 2008)	85	Trust Manager and Audit Committee Chair — Camden Property Trust
(August 2011–Present)
Director; Strategic
Planning and Reserves
Committee and Nominating
and Governance
Committee Member —
Callon Petroleum Company
(December 2019–Present)
Director; Audit Committee Member — Carrizo Oil & Gas, Inc. (March 2018–December 2019)
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Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer
Thomas K. Whitford 610 Market Street Philadelphia, PA 19106-2354 March 1956	Trustee	Since January 2013	Vice Chairman (2010–April 2013) — PNC Financial Services Group	85	Director — HSBC North America Holdings Inc.
(December 2013–Present)
Director — HSBC USA Inc.
(July 2014–Present)
Director — HSBC Bank USA, National Association
(July 2014–March 2017)
Director — HSBC Finance Corporation
(December 2013–April 2018)
    51

Board of trustees / directors and officers addendum
Delaware Funds® by Macquarie
Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer
Christianna Wood 610 Market Street Philadelphia, PA 19106-2354 August 1959	Trustee	Since January 2019	Chief Executive Officer and President — Gore Creek Capital, Ltd. (August 2009–Present)	85	Director; Finance Committee and Audit Committee Member — H&R Block Corporation
(July 2008–Present)
Director; Investments Committee, Capital and Finance Committee, and Audit Committee Member — Grange Insurance (2013–Present)
Trustee; Chair of Nominating and Governance Committee and Audit Committee Member — The Merger Fund (2013–Present), The Merger Fund VL (2013–Present); WCM Alternatives: Event-Driven Fund (2013–Present), and WCM Alternatives: Credit Event Fund (December 2017–Present)
Director; Chair of Governance Committee and Audit Committee Member — International Securities Exchange (2010–2016)
52

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer
Janet L. Yeomans 610 Market Street Philadelphia, PA 19106-2354 July 1948	Trustee	Since April 1999	Vice President and Treasurer (January 2006–July 2012), Vice President — Mergers & Acquisitions (January 2003–January 2006), and Vice President and Treasurer (July 1995–January 2003) — 3M Company	85	Director; Personnel and Compensation Committee Chair; Member of Nominating, Investments, and Audit Committees for various periods throughout directorship — Okabena Company (2009–2017)
Officers
David F. Connor 610 Market Street Philadelphia, PA 19106-2354 December 1963	Senior Vice President, General Counsel, and Secretary	Senior Vice President, since May 2013; General Counsel since May 2015; Secretary since October 2005	David F. Connor has served in various capacities at different times at Macquarie Investment Management.	85	None[3]
Daniel V. Geatens 610 Market Street Philadelphia, PA 19106-2354 October 1972	Vice President and Treasurer	Vice President and Treasurer since October 2007	Daniel V. Geatens has served in various capacities at different times at Macquarie Investment Management.	85	None[3]
    53

Board of trustees / directors and officers addendum
Delaware Funds® by Macquarie
Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer
Richard Salus 610 Market Street Philadelphia, PA 19106-2354 October 1963	Senior Vice President and Chief Financial Officer	Senior Vice President and Chief Financial Officer since November 2006	Richard Salus has served in various capacities at different times at Macquarie Investment Management.	85	None
1 Shawn K. Lytle is considered to be an “Interested Trustee” because he is an executive officer of the Fund’s(s’) investment advisor.
2 Macquarie Investment Management is the marketing name for Macquarie Management Holdings, Inc. and its subsidiaries, including the Fund’s(s’) investment advisor, principal underwriter, and its transfer agent.
3 David F. Connor, Daniel V. Geatens, and Richard Salus serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment advisor, principal underwriter, and transfer agent as the registrant. Mr. Geatens also serves as the Chief Financial Officer and Treasurer for Macquarie Global Infrastructure Total Return Fund Inc., which has an affiliated investment manager.
The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.
54

About the organization
Board of trustees
Shawn K. Lytle
President and
Chief Executive Officer
Delaware Funds®
by Macquarie
Philadelphia, PA
Jerome D. Abernathy
Managing Member
Stonebrook Capital
Management, LLC
Jersey City, NJ
Thomas L. Bennett
Chairman of the Board
Delaware Funds
by Macquarie
Private Investor
Rosemont, PA
Ann D. Borowiec
Former Chief Executive
Officer
Private Wealth Management
J.P. Morgan Chase & Co.
New York, NY
Joseph W. Chow
Former Executive Vice
President
State Street Corporation
Boston, MA
John A. Fry
President
Drexel University
Philadelphia, PA
Lucinda S. Landreth
Former Chief Investment
Officer
Assurant, Inc.
New York, NY
Frances A.
Sevilla-Sacasa
Former Chief Executive
Officer
Banco Itaú International
Miami, FL
Thomas K. Whitford
Former Vice Chairman
PNC Financial Services Group
Pittsburgh, PA
Christianna Wood
Chief Executive Officer
and President
Gore Creek Capital, Ltd.
Golden, CO
Janet L. Yeomans
Former Vice President and
Treasurer
3M Company
St. Paul, MN
Affiliated officers
David F. Connor
Senior Vice President,
General Counsel,
and Secretary
Delaware Funds
by Macquarie
Philadelphia, PA
Daniel V. Geatens
Vice President and
Treasurer
Delaware Funds
by Macquarie
Philadelphia, PA
Richard Salus
Senior Vice President and
Chief Financial Officer
Delaware Funds
by Macquarie
Philadelphia, PA
This annual report is for the information of Delaware U.S. Growth Fund shareholders, but it may be used with prospective investors when preceded or accompanied by the Delaware Fund fact sheet for the most recently completed calendar quarter. These documents are available at delawarefunds.com/literature.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Forms N-PORT, as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities, are available without charge (i) upon request, by calling 800 523-1918; and (ii) on the SEC’s website at sec.gov. In addition, a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities and the Schedule of Investments included in the Fund’s most recent Form N-PORT are available without charge on the Fund’s website at delawarefunds.com/literature. The Fund’s Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.; information on the operation of the Public Reference Room may be obtained by calling 800 SEC-0330.
Information (if any) regarding how the Fund voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Fund’s website at delawarefunds.com/proxy; and (ii) on the SEC’s website at sec.gov.
    55

Delaware Funds® by Macquarie privacy practices notice
We are committed to protecting the privacy of our potential, current, and former customers. To provide the products and services you request, we must collect personal information about you. We do not sell your personal information to third parties. We collect your personal information and share it with third parties as necessary to provide you with the products or services you request and to administer your business with us. This notice describes our current privacy practices. While your relationship with us continues, we will update and send our privacy practices notice as required by law. We are committed to continuing to protect your personal information even after that relationship ends. You do not need to take any action because of this notice.
Information we may collect
and use
We collect personal information about you to help us identify you as our potential, current, or former customer; to process your requests and transactions; to offer investment services to you; or to tell you about our products or services we believe you may want to use. The type of personal information we collect depends on the products or services you request and may include the following:
• Information from you: When you submit your application or other forms or request information on our products (online or otherwise), you give us information such as your name, address, Social Security number, and your financial history.
• Information about your transactions: We keep information about your transactions with us, such as the products you buy from us; the amount you paid for those products; your investment activity; and your account balances.
• Information from your employer: In connection with administering your retirement plan, we may obtain information about you from your employer.
• Information received from third parties: In order to verify your identity or to prevent fraud, we may obtain information about you from third parties.
How we use your personal information
We do not disclose nonpublic personal information about our potential, current, and former customers unless allowed or required by law. We may share your personal information within our companies and with certain service providers. They use this information to process transactions you have requested; provide customer service; and inform you of products or services we offer that you may find useful. Our service providers may or may not be affiliated with us. They include financial service providers (for example, third-party administrators;
broker/dealers; and other financial services companies with whom we have joint marketing agreements). Our service providers also include nonfinancial companies and individuals (for example, consultants; information services vendors; and companies that perform mailing or marketing services on our behalf). Information obtained from a report prepared by a service provider may be kept by the service provider and shared with other persons; however, we require our service providers to protect your personal information and to use or disclose it only for the work they are performing for us, or as permitted by law.
We also may provide information to regulatory authorities, law enforcement officials, and others to prevent fraud or when we believe in good faith that the law requires disclosure. In the event of a sale of all or part of our businesses, we may share

i
        This page is not part of the annual report.

customer information as part of the sale. We do not sell or share your information with outside marketers who may want to offer you their own products and services.
Security of information
Keeping your information safe is one of our most important responsibilities. We maintain physical, electronic, and procedural safeguards to protect your information. Our employees are authorized to access your information only when they need it to provide you with products and services or to maintain your accounts. Employees who have access to your personal information are required to keep it strictly confidential. We provide training to our employees about the importance of protecting the privacy of your information.
Macquarie Investment Management (MIM), a member of Macquarie Group, refers to the companies comprising the asset management division of Macquarie Group. Macquarie Group refers to Macquarie Group Limited and its subsidiaries and affiliates worldwide.
Other than Macquarie Bank Limited (MBL), none of the entities noted are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of MBL. MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise.
This privacy practices notice is being provided on behalf of the following:
Delaware Capital Management
Delaware Capital Management Advisers, Inc.
Delaware Distributors, Inc.
Delaware Distributors, L.P.
Delaware Funds® by Macquarie
Delaware Enhanced Global Dividend and Income Fund
Delaware Group® Adviser Funds
Delaware Group Cash Reserve
Delaware Group Equity Funds I
Delaware Group Equity Funds II
Delaware Group Equity Funds IV
Delaware Group Equity Funds V
Delaware Group Foundation Funds
Delaware Group Global & International Funds
Delaware Group Government Fund
Delaware Group Income Funds
Delaware Group Limited-Term Government Funds
Delaware Group State Tax-Free Income Trust
Delaware Group Tax-Free Fund
Delaware Investments® Colorado Municipal Income Fund, Inc.
Delaware Investments Dividend and Income Fund, Inc.
Delaware Investments Minnesota Municipal Income Fund II, Inc.
Delaware Investments National Municipal Income Fund
Delaware Pooled® Trust
Delaware VIP® Trust
Voyageur Insured Funds
Voyageur Intermediate Tax Free Funds
Voyageur Mutual Funds
Voyageur Mutual Funds II
Voyageur Mutual Funds III
Voyageur Tax Free Funds
Delaware Investments Advisers Partner, Inc.
Delaware Investments Distribution Partner, Inc.
Delaware Investments Fund Advisers
Delaware Investments Fund Services Company
Delaware Investments Management Company, LLC
Delaware Management Company
Delaware Management Trust Company
Delaware Service Company, Inc.
Four Corners Capital Management, LLC
Macquarie Absolute Return MBS Fund, LP
Macquarie Absolute Return MBS Fund
Macquarie Alternative Strategies
Macquarie Allegiance Capital, LLC
Macquarie Asset Advisers
Macquarie Emerging Markets Small Cap Fund, LLC
Macquarie Funds Management Hong Kong Limited
    This page is not part of the annual report.    ii

Delaware Funds® by Macquarie privacy practices notice
Macquarie Global Infrastructure Total Return Fund Inc.
Macquarie Investment Management Advisers
Macquarie Investment Management Austria Kapitalanlage AG
Macquarie Investment Management Business Trust
Macquarie Investment Management Europe Limited
Macquarie Investment Management Europe S.A.
Macquarie Investment Management General Partner, Inc.
Macquarie Investment Management Global Limited
Macquarie Multi-Cap Growth Fund, LP
Macquarie Real Estate Absolute Return Partners, Inc.
Macquarie Total Return Fund Inc.
Optimum Fund Trust
Revised February 2020

        This page is not part of the annual report.

Delaware Funds® by Macquarie
Equity funds
US equity funds
• Delaware Equity Income Fund1
• Delaware Growth and Income Fund1
• Delaware Growth Equity Fund
• Delaware Mid Cap Value Fund
• Delaware Opportunity Fund
• Delaware Select Growth Fund2
• Delaware Small Cap Core Fund3
• Delaware Small Cap Growth Fund
• Delaware Small Cap Value Fund
• Delaware Smid Cap Growth Fund
• Delaware Special Situations Fund
• Delaware U.S. Growth Fund
• Delaware Value® Fund
Global / international equity funds
• Delaware Emerging Markets Fund
• Delaware Global Equity Fund
• Delaware International Fund
• Delaware International Small Cap Fund
• Delaware International Value Equity Fund
Alternative / specialty funds
• Delaware Covered Call Strategy Fund
• Delaware Healthcare Fund
• Delaware Hedged U.S. Equity Opportunities Fund
• Delaware Premium Income Fund
Multi-asset funds
• Delaware Global Listed Real Assets Fund
• Delaware Strategic Allocation Fund
• Delaware Total Return Fund
• Delaware Wealth Builder Fund

1On November 18, 2020, the Board of Trustees of Delaware Group Equity Funds IV (the “Board”) approved the replacement of the Fund's current portfolio managers with the Global Systematic Investment team of the Fund's current sub-advisor, Macquarie Investment Management Global Limited (MIMGL). In connection with this determination, the Board approved certain changes to the Fund's investment strategies. These portfolio management and strategy changes will be effective on or about January 29, 2021 (the “Effective Date”). The investment strategy changes may result in higher portfolio turnover in the near term, as the new portfolio management team purchases and sells securities to accommodate the investment strategy changes. A higher portfolio turnover is likely to cause the Fund to realize capital gains and incur transaction costs. You should consult your financial advisor about the changes that will result from the investment strategy changes.
Carefully consider a Fund’s investment objectives, risk factors, charges, and expenses before investing.
This and other information can be found in the Fund’s prospectus and, if available, its summary prospectus.
A Delaware Funds by Macquarie prospectus may be obtained by visiting delawarefunds.com/literature or calling 800 523-1918. Investors should read the prospectus and, if available, the summary prospectus carefully before investing.
Investing involves risk, including the possible loss of principal.
The Funds are distributed by Delaware Distributors, L.P. (DDLP), an affiliate of MIMBT and Macquarie Group Limited.

        This page is not part of the annual report.

Fixed income funds
Taxable fixed income funds
• Delaware Corporate Bond Fund
• Delaware Diversified Income Fund
• Delaware Emerging Markets Debt Corporate Fund
• Delaware Extended Duration Bond Fund
• Delaware Floating Rate Fund
• Delaware Floating Rate II Fund
• Delaware Fund for Income
• Delaware High-Yield Opportunities Fund
• Delaware International Opportunities Bond Fund
• Delaware Investment Grade Fund
• Delaware Investments Ultrashort Fund
• Delaware Limited Duration Bond Fund
• Delaware Limited-Term Diversified Income Fund
• Delaware Strategic Income Fund
• Delaware Strategic Income II Fund

Municipal fixed income funds
• Delaware Minnesota High-Yield Municipal Bond Fund
• Delaware National High-Yield Municipal Bond Fund
• Delaware Tax-Free Arizona Fund
• Delaware Tax-Free California Fund
• Delaware Tax-Free Colorado Fund
• Delaware Tax-Free Idaho Fund
• Delaware Tax-Free Minnesota Fund
• Delaware Tax-Free Minnesota Intermediate Fund
• Delaware Tax-Free New Jersey Fund
• Delaware Tax-Free New York Fund
• Delaware Tax-Free Oregon Fund
• Delaware Tax-Free Pennsylvania Fund
• Delaware Tax-Free USA Fund
• Delaware Tax-Free USA Intermediate Fund
2On May 20, 2020, the Board of Trustees approved the replacement of the Fund’s current sub-advisor with the US Growth Equity team of the Fund’s investment manager, Delaware Management Company. In connection with this determination, the Board approved certain changes to the Fund’s investment strategies. These portfolio management and strategy changes were effective July 31, 2020. The investment strategy changes may result in higher portfolio turnover in the near term, as the new portfolio management team purchases and sells securities to accommodate the investment strategy changes. A higher portfolio turnover is likely to cause the Fund to realize capital gains and incur transaction costs. You should consult your financial advisor about the changes that will result from the investment strategy changes.
3Closed to certain new investors.
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        This page is not part of the annual report.

Caring for your portfolio
Over a lifetime, things change. When they do, it’s important to ensure that your investments stay in tune with your personal situation.
If you decide to make some changes, check
out the convenient options provided by Macquarie Investment Management. We try to make it easy for you to avoid some of the sales charges that you might otherwise have to pay when you withdraw and invest your money with another firm.
Most importantly, you may generally
exchange all or part of your shares in one Delaware Funds® by Macquarie mutual fund for shares of the same class of another fund without paying a front-end sales charge or a contingent deferred sales charge (CDSC).
Choose the investment method suitable for you
After you’ve evaluated your overall investments, you have choices about how to implement any changes:
1. Move assets all at once at any time.
2. Migrate funds to a different investment slowly through a systematic exchange. You can arrange automatic monthly exchanges of your shares in one Delaware fund for those in another Delaware fund. Systematic exchanges are subject to the same rules as regular exchanges, which are explained in the right column, including a $100 minimum monthly amount per fund.
3. Use our automatic investing plan for future investments in different vehicles. To allocate your future investments differently, the Macquarie Investment Management automatic investing plan allows you to make regular monthly or quarterly investments directly from your checking account.
Important notes about exchanging or redeeming shares
For automated exchanges, a minimum exchange of $100 per fund is required monthly. If the value of your account is $5,000 or more, you can make systematic withdrawals of at least $25 monthly, or $75 quarterly. If the annual amount you withdraw is less than 12% of your account balance at the time the systematic withdrawal plan is established, the CDSC ordinarily applicable to certain fund classes will be waived. More details are available in your prospectus or at
delawarefunds.com/literature.
If you exchange shares from Class R shares of any fund, you will pay any applicable sales charge on your new shares.
When exchanging Class C shares of one fund for the same class of shares in other funds, your new shares will be subject to the same CDSC as the shares you originally purchased. The holding period for the CDSC will also remain the same, with the amount of time you held your original shares being credited toward the holding period of your new shares.
You do not pay sales charges on shares that you acquired through the reinvestment of dividends. You may have to pay taxes on your exchange. When you exchange shares, you are purchasing shares in another fund, so you should be sure to get a copy of the fund’s prospectus and read it carefully before buying shares through an exchange.
We may refuse the purchase side of any exchange request if, in the manager’s judgment, the fund would be unable to invest effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.

        This page is not part of the annual report.

Contact information
Shareholder assistance by phone
800 523-1918, weekdays from 8:30am to
6:00pm ET
For securities dealers and financial
institutions representatives only
800 362-7500
Regular mail
P.O. Box 9876
Providence, RI 02940-8076
Overnight courier service
4400 Computer Drive
Westborough, MA 01581-1722
Macquarie Investment Management • 610 Market Street • Philadelphia, PA 19106-2354
Macquarie Asset Management (MAM) offers a diverse range of products including securities investment management, infrastructure and real asset management, and fund and equity-based structured products.
Macquarie Investment Management (MIM) is the marketing name for certain companies comprising the asset management division of Macquarie Group. This includes the following investment advisers: Macquarie Investment Management Business Trust (MIMBT), Macquarie Funds Management Hong Kong Limited, Macquarie Investment Management Austria Kapitalanlage AG, Macquarie Investment Management Global Limited, Macquarie Investment Management Europe Limited, and Macquarie Investment Management Europe S.A.
The Fund is distributed by Delaware Distributors, L.P. (DDLP), an affiliate of MIMBT and Macquarie Group Limited.
Other than MBL, none of the entities noted are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of MBL. MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise.
The Fund is governed by US laws and regulations.
(1434061)
AR-101-1220

        This page is not part of the annual report.

Item 2. Code of Ethics

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. A copy of the registrant’s Code of Business Ethics has been posted on the Delaware Funds® by Macquarie Internet Web site at www.delawarefunds.com. Any amendments to the Code of Business Ethics, and information on any waiver from its provisions granted by the registrant, will also be posted on this Web site within five business days of such amendment or waiver and will remain on the Web site for at least 12 months.

Item 3. Audit Committee Financial Expert

The registrant’s Board of Trustees has determined that certain members of the registrant’s Audit Committee are audit committee financial experts, as defined below. For purposes of this item, an “audit committee financial expert” is a person who has the following attributes:

a. An understanding of generally accepted accounting principles and financial statements;

b. The ability to assess the general application of such principles in connection with the accounting for estimates, accruals, and reserves;

c. Experience preparing, auditing, analyzing, or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant’s financial statements, or experience actively supervising one or more persons engaged in such activities;

d. An understanding of internal controls and procedures for financial reporting; and

e. An understanding of audit committee functions.

An “audit committee financial expert” shall have acquired such attributes through:

a. Education and experience as a principal financial officer, principal accounting officer, controller, public accountant, or auditor or experience in one or more positions that involve the performance of similar functions;

b. Experience actively supervising a principal financial officer, principal accounting officer, controller, public accountant, auditor, or person performing similar functions;

c. Experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing, or evaluation of financial statements; or

d. Other relevant experience.

The registrant’s Board of Trustees has also determined that each member of the registrant’s Audit Committee is independent. In order to be “independent” for purposes of this item, the Audit Committee member may not: (i) other than in his or her capacity as a member of the Board of Trustees or any committee thereof, accept directly or indirectly any consulting, advisory or other compensatory fee from the issuer; or (ii) be an “interested person” of the registrant as defined in Section 2(a)(19) of the Investment Company Act of 1940.

The names of the audit committee financial experts on the registrant’s Audit Committee are set forth below:

Jerome D. Abernathy
John A. Fry
Thomas K. Whitford, Chair
Christianna Wood

Item 4. Principal Accountant Fees and Services

(a) Audit fees.

The aggregate fees billed for services provided to the registrant by its independent auditors for the audit of the registrant’s annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $79,310 for the fiscal year ended October 31, 2020.

The aggregate fees billed for services provided to the registrant by its independent auditors for the audit of the registrant’s annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $115,560 for the fiscal year ended October 31, 2019.

(b) Audit-related fees.

The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the registrant’s financial statements and not reported under paragraph (a) of this Item were $0 for the fiscal year ended October 31, 2020.

The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the financial statements of the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $903,282 for the registrant’s fiscal year ended October 31, 2020. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These audit-related services were as follows: year end audit procedures; group reporting and subsidiary statutory audits.

The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the registrant’s financial statements and not reported under paragraph (a) of this Item were $0 for the fiscal year ended October 31, 2019.

The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the financial statements of the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $909,000 for the registrant’s fiscal year ended October 31, 2019. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These audit-related services were as follows: year end audit procedures; group reporting and subsidiary statutory audits.

(c) Tax fees.

The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant were $10,700 for the fiscal year ended October 31, 2020. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: review of income tax returns and review of annual excise distribution calculations.

The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended October 31, 2020.

The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant were $17,310 for the fiscal year ended October 31, 2019. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: review of income tax returns and review of annual excise distribution calculations.

The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended October 31, 2019.

(d) All other fees.

The aggregate fees billed for all services provided by the independent auditors to the registrant other than those set forth in paragraphs (a), (b) and (c) of this Item were $0 for the fiscal year ended October 31, 2020.

The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the registrant’s independent auditors to the registrant’s adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended October 31, 2020. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

The aggregate fees billed for all services provided by the independent auditors to the registrant other than those set forth in paragraphs (a), (b) and (c) of this Item were $0 for the fiscal year ended October 31, 2019.

The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the registrant’s independent auditors to the registrant’s adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended October 31, 2019. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

(e) The registrant’s Audit Committee has established pre-approval policies and procedures as permitted by Rule 2-01(c)(7)(i)(B) of Regulation S-X (the “Pre-Approval Policy”) with respect to services provided by the registrant’s independent auditors. Pursuant to the Pre-Approval Policy, the Audit Committee has pre-approved the services set forth in the table below with respect to the registrant up to the specified fee limits. Certain fee limits are based on aggregate fees to the registrant and other registrants within the Delaware Funds® by Macquarie.

Service	Range of Fees
Audit Services
Statutory audits or financial audits for new Funds	up to $40,000 per Fund
Services associated with SEC registration statements (e.g., Form N-1A, Form N-14, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., comfort letters for closed-end Fund offerings, consents), and assistance in responding to SEC comment letters	up to $10,000 per Fund
Consultations by Fund management as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be considered “audit-related services” rather than “audit services”)	up to $25,000 in the aggregate
Audit-Related Services
Consultations by Fund management as to the accounting or disclosure treatment of transactions or events and /or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be considered “audit services” rather than “audit-related services”)	up to $25,000 in the aggregate
Tax Services
U.S. federal, state and local and international tax planning and advice (e.g., consulting on statutory, regulatory or administrative developments, evaluation of Funds’ tax compliance function, etc.)	up to $25,000 in the aggregate
U.S. federal, state and local tax compliance (e.g., excise distribution reviews, etc.)	up to $5,000 per Fund
Review of federal, state, local and international income, franchise and other tax returns	up to $5,000 per Fund

Under the Pre-Approval Policy, the Audit Committee has also pre-approved the services set forth in the table below with respect to the registrant’s investment adviser and other entities controlling, controlled by or under common control with the investment adviser that provide ongoing services to the registrant (the “Control Affiliates”) up to the specified fee limit. This fee limit is based on aggregate fees to the investment adviser and its Control Affiliates.

Service	Range of Fees
Non-Audit Services
Services associated with periodic reports and other documents filed with the SEC and assistance in responding to SEC comment letters	up to $10,000 in the aggregate

The Pre-Approval Policy requires the registrant’s independent auditors to report to the Audit Committee at each of its regular meetings regarding all services initiated since the last such report was rendered, including those services authorized by the Pre-Approval Policy.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant’s independent auditors for services rendered to the registrant and to its investment adviser and other service providers under common control with the adviser were $5,607,000 and $9,955,000 for the registrant’s fiscal years ended October 31, 2020 and October 31, 2019, respectively.

(h) In connection with its selection of the independent auditors, the registrant’s Audit Committee has considered the independent auditors’ provision of non-audit services to the registrant’s investment adviser and other service providers under common control with the adviser that were not required to be pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X. The Audit Committee has determined that the independent auditors’ provision of these services is compatible with maintaining the auditors’ independence.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Investments

(a) Included as part of report to shareholders filed under Item 1 of this Form N-CSR.

(b) Divestment of securities in accordance with Section 13(c) of the Investment Company Act of 1940.

Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

Not applicable.

Item 11. Controls and Procedures

The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of the filing of this report and have concluded that they are effective in providing reasonable assurance that the information required to be disclosed by the registrant in its reports or statements filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the period covered by the report to stockholders included herein that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable.

Item 13. Exhibits

(a) (1) Code of Ethics

Not applicable.

(2) Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2 under the Investment Company Act of 1940 are attached hereto as Exhibit 99.CERT.

(3) Written solicitations to purchase securities pursuant to Rule 23c-1 under the Securities Exchange Act of 1934.

Not applicable.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are furnished herewith as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf, by the undersigned, thereunto duly authorized.

DELAWARE GROUP® ADVISER FUNDS

/s/ SHAWN K. LYTLE
By:	Shawn K. Lytle
Title:	President and Chief Executive Officer
Date:	January 4, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ SHAWN K. LYTLE
By:	Shawn K. Lytle
Title:	President and Chief Executive Officer
Date:	January 4, 2021

/s/ RICHARD SALUS
By:	Richard Salus
Title:	Chief Financial Officer
Date:	January 4, 2021